     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1997


                                        REGISTRATION FILE NOS. 33-55470/811-4460
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------


                         POST-EFFECTIVE AMENDMENT NO. 7


                                    FORM S-6
                             ---------------------

               PROVIDENT MUTUAL VARIABLE GROWTH SEPARATE ACCOUNT
            PROVIDENT MUTUAL VARIABLE MONEY MARKET SEPARATE ACCOUNT
                PROVIDENT MUTUAL VARIABLE BOND SEPARATE ACCOUNT
               PROVIDENT MUTUAL VARIABLE MANAGED SEPARATE ACCOUNT
          PROVIDENT MUTUAL VARIABLE ZERO COUPON BOND SEPARATE ACCOUNT
          PROVIDENT MUTUAL VARIABLE AGGRESSIVE GROWTH SEPARATE ACCOUNT
            PROVIDENT MUTUAL VARIABLE INTERNATIONAL SEPARATE ACCOUNT
                   PROVIDENT MUTUAL VARIABLE SEPARATE ACCOUNT
                             (EXACT NAME OF TRUST)

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)


         M. DIANE KOKEN, VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                              1050 WESTLAKES DRIVE
                                BERWYN, PA 19312
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

                             ---------------------
                                   COPIES TO:

                             STEPHEN E. ROTH, ESQ.

                      SUTHERLAND, ASBILL & BRENNAN, L.L.P.

                         1275 PENNSYLVANIA AVENUE, N.W.
                              WASHINGTON, DC 20004

     It is proposed that this filing will become effective (check appropriate box)

         [ ] immediately upon filing pursuant to paragraph (b)


         [X] on May 1, 1997 pursuant to paragraph (b)


         [ ] 60 days after filing pursuant to paragraph (a)

         [ ] on (date) pursuant to paragraph (a) of rule 485


     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT YEAR WAS FILED ON FEBRUARY 26, 1997.


================================================================================

                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2

          N-8B-2
           ITEM                                    CAPTION IN PROSPECTUS
--------------------------  -------------------------------------------------------------------
 1                          Cover Page
 2                          Cover Page
 3                          Not Applicable
 4                          Distribution of Policies
 5                          The Separate Accounts
 6(a)                       The Separate Accounts
 6(b)                       Not Applicable
 9                          Not Applicable
10(a) and (b)               Not Applicable
10(c) and (d)               Death Benefit; Transfers; Loan Privileges; Surrender Privilege;
                            Withdrawal of Net Cash Surrender Value; Free-Look Privileges;
                            Special Transfer and Conversion Rights
10(e)                       Payment and Allocation of Premiums
10(f), (g), and (h)         Voting Rights, Changes in Applicable Law, Funding and Otherwise
10(i)                       Other Policy Provisions
11                          Provident Mutual Life Insurance Company; The Separate Accounts; The
                            Funds; The Stripped ("Zero") U.S. Treasury Securities Fund,
                            Provident Mutual Series A
12                          The Separate Accounts; The Funds; The Stripped ("Zero") U.S.
                            Treasury Securities Fund, Provident Mutual Series A; Distribution
                            of Policies
13(a), (b), and (c)         Payment and Allocation of Premium; Charges and Deductions
13(d), (e), (f), and (g)    Not Applicable
13(h)                       Charges Against the Separate Accounts
14                          Payment and Allocation of Premiums; Distribution of Policies
15                          Payment and Allocation of Premiums
16                          The Separate Accounts; The Market Street Fund, Inc.; The Stripped
                            ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A
17                          See items 10(c), (d), and (e)
18(a), (b), and (c)         The Separate Accounts; Death Benefit; Policy Account Value
18(d)                       Not Applicable
19                          Policy Reports
20                          Not Applicable
21(a) and (b)               Loan Privileges
21(c)                       Not Applicable
22                          Not Applicable
23                          Officers and Directors of PMLIC
24                          Not Applicable
25                          PMLIC
26                          See Item 13(a), (b), and (c)
27                          Provident Mutual Life Insurance Company

          N-8B-2
           ITEM                                    CAPTION IN PROSPECTUS
--------------------------  -------------------------------------------------------------------
28                          Officers and Directors of PMLIC
29                          Provident Mutual Life Insurance Company
30                          Not Applicable
31                          Not Applicable
32                          Not Applicable
33(a)                       Not Applicable
33(b)                       Distribution of Policies
34                          Not Applicable
35                          Provident Mutual Life Insurance Company; State Regulation
36                          Not Applicable
37                          Not Applicable
38                          Distribution of Policies
39                          Distribution of Policies
40(a)                       Distribution of Policies
40(b)                       The Market Street Fund, Inc.; Distribution of Policies
41                          Distribution of Policies
42                          Not Applicable
43                          Not Applicable
44(a)                       Death Benefit; Policy Account Value
44(b) and (c)               Not Applicable
45                          Not Applicable
46(a)                       Death Benefit; Policy Account Value
46(b)                       Not Applicable
47                          Not Applicable
48                          Not Applicable
49                          Not Applicable
50                          The Separate Accounts
51                          Not Applicable
52(a), (b), and (c)         Voting Rights, Changes in Applicable Law, Funding and Otherwise
52(d)                       Not Applicable
53(a)                       Federal Income Tax Considerations
53(b)                       Not Applicable
54                          Not Applicable
55                          Not Applicable

                       PROSPECTUS
                       FOR
                       FLEXIBLE PREMIUM
                       ADJUSTABLE SURVIVORSHIP VARIABLE
                       LIFE INSURANCE
                       ISSUED BY
                       PROVIDENT MUTUAL
                       LIFE INSURANCE COMPANY

                       SURVIVOR OPTIONSPLUS


                       15988 5.97

[PROVIDENT LOGO]
                                                                      PROSPECTUS
--------------------------------------------------------------------------------
    FLEXIBLE PREMIUM ADJUSTABLE SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                1050 WESTLAKES DRIVE, BERWYN, PENNSYLVANIA 19312
                           TELEPHONE: (610) 407-1717
--------------------------------------------------------------------------------

    This Prospectus describes a flexible premium adjustable survivorship variable life insurance policy (the "Policy") offered by Provident Mutual Life Insurance Company ("PMLIC"). The primary intended purpose of the Policy is to provide insurance coverage until the younger insured's Attained Age 100. It is designed to provide considerable flexibility in connection with premium payments, investment options, and death benefits. It does so by giving the Policyowner (the "Owner") the right to vary the frequency and amount of premium payments (after the initial premium), to allocate Net Premiums among investment alternatives with different investment objectives and to decrease the Death Benefit payable under the Policy.


    After certain deductions are made, Net Premiums are allocated to one or more of the Separate Accounts, or the Guaranteed Account or both. The eight Separate Accounts presently available are: the Provident Mutual Variable Growth, Money Market, Bond, Managed, Zero Coupon Bond, Aggressive Growth and International Separate Accounts and the Provident Mutual Variable Separate Account (collectively, the "Separate Accounts"). The Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts invest in shares of a designated corresponding mutual fund portfolio which is a part of The Market Street Fund, Inc. (the "MS Fund"). The Zero Coupon Bond Separate Account has one Sub-Account, the assets of which are used to purchase units of a corresponding series of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A ("Zero Coupon Trust" or "Trust"). The Provident Mutual Variable Separate Account has sixteen Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund portfolio (each, along with the portfolios of the MS Fund, a "Portfolio") that is part of one of the following funds: The Alger American Fund; Neuberger & Berman Advisers Management Trust; American Century Variable Portfolios, Inc.; Variable Insurance Products Fund; Variable Insurance Products Fund II; and Van Eck Worldwide Insurance Trust (together with the MS Fund, the "Funds").


    The portion of the Policy Account Value in the Separate Accounts will vary with the investment experience of the corresponding Portfolios or series of the Trust. The Owner bears the entire investment risk for all amounts allocated to the Separate Accounts; there is no guaranteed minimum account value for the Separate Accounts.

    The accompanying Prospectuses for the Funds and for the Zero Coupon Trust describe the investment objectives and the attendant risks of the Portfolios and the Trust.

    The Policy Account Value will reflect the Monthly Deductions and certain other fees and charges such as the Mortality and Expense Risk Charge and, for the Zero Coupon Bond Separate Account, the transaction charge. Also, a surrender charge may be imposed if during the first 15 Policy Years the Policy lapses or if the Owner effects a decrease in Face Amount. During the first two Policy Years the Policy will remain in force as long as the Minimum Guarantee Premium is paid or the Net Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy. After the second Policy Year, whether the Policy remains in force depends upon whether the Net Cash Surrender Value is sufficient to pay the monthly charges under the Policy.

    It may not be advantageous to purchase a Policy as a replacement for another type of life insurance.
                            ------------------------

THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE FUNDS LISTED ABOVE.
                            ------------------------

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


                          Prospectus dated May 1, 1997

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
Definitions...........................................................................    1
Summary Description of the Policy.....................................................    4
     The Policy Offered...............................................................    4
     Availability of Policy...........................................................    5
     The Death Benefit................................................................    5
     Flexibility to Adjust Amount of Death Benefit....................................    5
     Policy Account Value.............................................................    5
     Allocation of Net Premiums.......................................................    6
     Transfers........................................................................    6
     Free-Look Privilege..............................................................    6
     Charges Assessed in Connection with the Policy...................................    7
          Premium Expense Charge......................................................    7
          Monthly Deductions..........................................................    7
          Surrender Charge............................................................    7
          Transfer Charge.............................................................    7
          Partial Withdrawal Charge...................................................    8
          Daily Charges Against the Separate Accounts.................................    8
          Table of Fund Fees and Expenses.............................................    8
     Policy Lapse and Reinstatement...................................................   10
     Loan Privilege...................................................................   10
     Partial Withdrawal of Net Cash Surrender Value...................................   11
     Surrender of the Policy..........................................................   11
     Tax Treatment....................................................................   11
     Illustrations of Death Benefits, Policy Account Value and Net Cash Surrender
      Value...........................................................................   11
Provident Mutual Life Insurance Company, The Separate Accounts, The Funds, and The
  Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A..........   12
     Provident Mutual Life Insurance Company..........................................   12
     The Separate Accounts............................................................   12
     The Market Street Fund, Inc......................................................   12
     The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A...   14
          2006 Series.................................................................   14
     The Alger American Fund..........................................................   15
     Variable Insurance Products Fund and Variable Insurance Products Fund II.........   15
          VIP Fund....................................................................   16
          VIP Fund II.................................................................   16
     Neuberger & Berman Advisers Management Trust.....................................   18
     American Century Variable Portfolios, Inc........................................   19
     Van Eck Worldwide Insurance Trust................................................   20
     Termination of Participation Agreement...........................................   21
     Resolving Material Conflicts.....................................................   22
     The Guaranteed Account...........................................................   23
Detailed Description of Policy Provisions.............................................   23
     Death Benefit....................................................................   23
          General.....................................................................   23
          Death Benefit Options.......................................................   23
               Option A...............................................................   23
               Option B...............................................................   23
          Which Death Benefit Option to Choose........................................   24
          Change in Death Benefit Option..............................................   24
          How the Death Benefit May Vary..............................................   25
     Ability to Decrease Face Amount..................................................   25

                                                                                        PAGE
                                                                                        ----
     Changes Affecting the Death Benefit..............................................   25
     How the Duration of the Policy May Vary..........................................   26
     Policy Account Value.............................................................   26
          Calculation of Policy Account Value.........................................   26
          Determination of Number of Units for the Separate Accounts..................   26
          Determination of Unit Value.................................................   27
          Net Investment Factor.......................................................   27
     Payment and Allocation of Premiums...............................................   27
          Issuance of a Policy........................................................   27
          Amount and Timing of Premiums...............................................   27
          Premium Limitations.........................................................   28
          Allocation of Net Premiums..................................................   28
          Transfers...................................................................   29
          Policy Lapse................................................................   29
          Reinstatement...............................................................   29
Charges and Deductions................................................................   29
     Premium Expense Charge...........................................................   30
          Premium Tax Charge..........................................................   30
          Percent of Premium Sales Charge.............................................   30
          Federal Tax Charge..........................................................   30
     Surrender Charge.................................................................   30
     Deferred Administrative Charge...................................................   30
          Deferred Sales Charge.......................................................   30
          Surrender Charge Upon Decrease in Face Amount...............................   31
          Allocation of Surrender Charge..............................................   31
     Monthly Deductions...............................................................   31
          Cost of Insurance...........................................................   31
               Cost of Insurance Rate.................................................   31
               Premium Class..........................................................   32
          Administrative Charges......................................................   32
               Initial Administrative Charge..........................................   32
               Monthly Administrative Charge..........................................   32
          Additional Benefit Charges..................................................   32
     Partial Withdrawal Charge........................................................   32
     Transfer Charge..................................................................   32
     Charges Against the Separate Accounts............................................   32
          Mortality and Expense Risk Charge...........................................   32
          Asset Charge Against Zero Coupon Bond Separate Account......................   33
     Other Charges....................................................................   33
Contract Rights.......................................................................   33
     Loan Privileges..................................................................   33
          General.....................................................................   33
          Interest Rate Charged.......................................................   33
          Allocation of Loans and Collateral..........................................   33
          Interest Credited to Loan Account...........................................   34
          Effect of Policy Loan.......................................................   34
          Loan Repayments.............................................................   34
          Lapse With Loans Outstanding................................................   34
          Tax Considerations..........................................................   34
     Surrender Privilege..............................................................   34
     Partial Withdrawal of Net Cash Surrender Value...................................   34

                                                                                        PAGE
                                                                                        ----
     Free-Look Privilege..............................................................   36
          Free-Look for Policy........................................................   36
     Special Transfer and Conversion Rights...........................................   36
          Transfer Right for Policy...................................................   36
          Transfer Right for Change in Investment Policy of Separate Account or
         Subaccount...................................................................   36
          Telephone Transfers.........................................................   36
          Automatic Asset Rebalancing.................................................   37
The Guaranteed Account................................................................   37
     Minimum Guaranteed and Current Interest Rates....................................   37
          Calculation of Guaranteed Account Value.....................................   38
     Transfers from Guaranteed Account................................................   38
Other Policy Provisions...............................................................   38
     Amount Payable on Final Policy Date..............................................   38
     Payment of Policy Benefits.......................................................   38
     The Contract.....................................................................   39
     Ownership........................................................................   39
     Beneficiary......................................................................   39
     Change of Owner and Beneficiary..................................................   39
     Split Dollar Arrangements........................................................   39
     Assignments......................................................................   39
     Misstatement of Age and Sex......................................................   39
     Suicide..........................................................................   39
     Incontestability.................................................................   40
     Dividends........................................................................   40
     Settlement Options...............................................................   40
     Supplementary Benefits...........................................................   40
          Disability Waiver Benefit...................................................   40
          Policy Split Option.........................................................   41
          Change of Insured...........................................................   41
          Four Year Survivorship Term Life Insurance..................................   41
          Convertible Term Life Insurance.............................................   41
          Guaranteed Minimum Death Benefit............................................   41
          Final Policy Date Extension.................................................   41
Federal Income Tax Considerations.....................................................   42
     Introduction.....................................................................   42
     Tax Status of the Policy.........................................................   42
     Tax Treatment of Policy Benefits.................................................   43
          In General..................................................................   43
          Modified Endowment Contracts................................................   43
          Distributions from Policies Classified as Modified Endowment Contracts......   44
          Distributions from Policies Not Classified as Modified Endowment
         Contracts....................................................................   44
          Policy Loan Interest........................................................   44
          Investment in the Policy....................................................   44
          Multiple Policies...........................................................   44
          Taxation of Policy Split....................................................   44
          Other Tax Considerations....................................................   45
     Charge for PMLIC's Taxes.........................................................   45
Legal Developments Regarding Unisex Actuarial Tables..................................   45
Voting Rights.........................................................................   45
Changes in Applicable Law, Funding and Otherwise......................................   46
Officers and Directors of PMLIC.......................................................   47

                                                                                        PAGE
                                                                                        ----
Distribution of Policies..............................................................   49
Policy Reports........................................................................   50
State Regulation......................................................................   50
Experts...............................................................................   50
Legal Matters.........................................................................   50
Appendix A--Illustration of Death Benefits, Policy Account Values and Net Cash
  Surrender Values....................................................................  A-1
Appendix B--Long Term Market Trends...................................................  B-1
Financial Statements..................................................................  F-1


THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. IF GIVEN, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED ON.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                                  DEFINITIONS

ATTAINED AGE...............   For each Insured, such Insured's Issue Age plus
                              the number of full Policy Years since the Policy
                              Date.

BENEFICIARY................   The person(s) or entity(ies) designated to receive
                              all or some of the Insurance Proceeds when the last surviving Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with PMLIC. If no Beneficiary survives and unless otherwise provided, the estate of the last surviving Insured will be the Beneficiary.

CASH SURRENDER VALUE.......   The Policy Account Value minus any applicable
                              Surrender Charge.

DEATH BENEFIT..............   Under Option A, the greater of the Face Amount or
                              a percentage of the Policy Account Value on the date of death; under Option B, the greater of the Face Amount plus the Policy Account Value on the date of death, or a percentage of the Policy
                              Account Value on the date of death. The Death
                              Benefit Option is selected at time of application but may be later changed.

DURATION...................   The number of full years the insurance has been in
                              force, measured from the Policy Date.

FACE AMOUNT................   The Face Amount is shown in the Policy Schedule.
                              It is equal to the Initial Face Amount minus any subsequent decreases in such amount (including any decreases due to changes from Death Benefit Option
                              B to Option A). The Face Amount is used to determine the Death Benefit.

FINAL POLICY DATE..........   The Policy Anniversary nearest the younger
                              Insured's Attained Age 100 at which time the Policy Account Value, if any, (less any outstanding Policy loan and accrued interest) will be paid to the Owner if either Insured is living.
                              The Policy will end on the Final Policy Date.

GRACE PERIOD...............   The 61-day period allowed for payment of a premium
                              following the date PMLIC mails notice of the amount required to keep the Policy in force.

HOME OFFICE................   PMLIC's Home Office at 1050 Westlakes Drive,
                              Berwyn, PA 19312.

INITIAL FACE AMOUNT........   The Face Amount shown in the Policy Schedule for
                              the Policy on the Policy Issue Date. The Initial
                              Face Amount may be decreased after issue.

INSURANCE PROCEEDS.........   The net amount to be paid to the Beneficiary when
                              the last surviving Insured dies.

INSUREDS...................   The persons upon whose lives the Policy is issued.

ISSUE AGES.................   The age of each Insured at his or her birthday
                              nearest the Policy Date. The Issue Ages are stated in the Policy.

JOINT EQUAL AGE............   An age assigned to the two Insureds which is
                              actuarially determined by PMLIC based solely on the Issue Age of each Insured.

LOAN ACCOUNT...............   The account to which the collateral for the amount
                              of any Policy loan is transferred from the Separate Accounts and/or the Guaranteed Account.

MINIMUM ANNUAL PREMIUM.....   The annual amount which is used to determine the
                              Minimum Guarantee Premium. This amount is stated in each Policy.

MINIMUM FACE AMOUNT........   The Minimum Face Amount is $200,000 ($225,000 in
                              New York State) or such amount which PMLIC would issue under its then current rules.

MINIMUM GUARANTEE
PREMIUM....................   The Minimum Annual Premium multiplied by the
                              number of months since the Policy Date (including the current month) divided by 12.

MINIMUM INITIAL PREMIUM....   Equal to the Minimum Annual Premium multiplied by
                              the following factor for the specified premium payment mode at issue. Annual -- 1.0;
                              Semiannual -- 0.50 Quarterly -- 0.25;
                              Monthly -- 0.167.

MONTHLY DEDUCTIONS.........   The amount deducted from the Policy Account Value
                              on each Policy Processing Day. It includes the Monthly Administrative Charge, the Monthly Cost of
                              Insurance Charge, and the monthly cost of any benefits provided by riders. The Monthly Deduction on the first 12 Policy Processing Days also includes an Initial Administrative Charge.

NET AMOUNT AT RISK.........   The amount by which the Death Benefit exceeds the
                              Policy Account Value.

NET CASH SURRENDER VALUE...   The Policy Account Value minus any applicable
                              contingent surrender charges, minus any
                              outstanding Policy loans and accrued interest.

NET PREMIUM................   The remainder of a premium after the deduction of
                              the Premium Expense Charge.

OWNER......................   The person(s) or entity(ies) entitled to exercise
                              the rights granted in the Policy.

PLANNED PERIODIC PREMIUM...   The premium amount which the Owner plans to pay at
                              the frequency selected. The Owner is entitled to receive a reminder notice and change the amount of the Planned Periodic Premium. The Owner is not required to pay the designated amount.

POLICY ACCOUNT VALUE.......   The sum of the Policy's values in the Separate
                              Accounts, the Guaranteed Account, and the Loan
                              Account.

POLICY ANNIVERSARY.........   The same day and month as the Policy Date in each
                              later year.

POLICY DATE................   The date set forth in the Policy that is used to
                              determine Policy Years and Policy Processing Days.
                              The Policy Date is generally the same as the Issue
                              Date but may be another date mutually agreed upon by PMLIC and the proposed Insureds.

POLICY ISSUE DATE..........   The date on which the Policy is issued. It is used
                              to measure suicide and contestable periods.

POLICY PROCESSING DAY......   The day in each calendar month which is the same
                              day of the month as the Policy Date. The first
                              Policy Processing Day is the Policy Date.

POLICY YEAR................   A year that starts on the Policy Date or on a
                              Policy Anniversary.

PREMIUM CLASS..............   The classification of each Insured for cost of
                              insurance purposes. The classes are: standard;
                              nonsmoker; preferred; with extra rating; and nonsmoker with extra rating.

PREMIUM EXPENSE CHARGE.....   The amount deducted from a premium payment which
                              consists of the Premium Tax Charge and a Percent of Premium Sales Charge and the Federal Tax
                              Charge.

SURRENDER CHARGE...........   The amount deducted from the Policy Account Value
                              upon lapse or surrender of the Policy during the first 15 Policy Years (For New York Policies, the first 12 Policy Years). A pro-rata Surrender
                              Charge will be deducted upon a decrease in the Face Amount during the first 15 Policy Years (the first 12 Policy Years for New York). The Maximum
                              Surrender Charge is shown in the Policy.

SURRENDER CHARGE
   TARGET PREMIUM..........   An amount based on the Initial Face Amount and
                              Joint Equal Age of the Insureds used solely for the purpose of calculating the Deferred Sales
                              Charge.

VALUATION DAY..............   Each day that the New York Stock Exchange is open
                              for business and any other day on which there is a sufficient degree of trading with respect to a Separate Account's portfolio of securities to materially affect the value of that Separate
                              Account.

VALUATION PERIOD...........   The time between two successive Valuation Days.
                              Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation
                              Days immediately preceding it.

                       SUMMARY DESCRIPTION OF THE POLICY

     The following summary of the Policy provisions should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

THE POLICY OFFERED

     The Flexible Premium Survivorship Adjustable Variable Life Insurance Policy (the "Policy") offered by this Prospectus is issued by Provident Mutual Life Insurance Company ("PMLIC"). The Policy allows the Owner, subject to certain limitations, to make premium payments in any amount and at any frequency. As long as the Policy remains in force, it will provide for:

     (1) Life insurance coverage on the named Insureds up to Attained Age 100 of the younger Insured;

     (2) A Cash Surrender Value;

     (3) Surrender and withdrawal rights and Policy loan privileges; and

     (4) A variety of additional insurance benefits.

     The Policy described in this Prospectus is designed to provide insurance coverage to help lessen the economic loss resulting from the deaths of the Insureds. It is not primarily offered as an investment. Life insurance is not a short-term investment. Prospective Owners should consider their need for insurance coverage and the Policy's long-term investment potential. The Death Benefit is not payable, in whole or in part, at the time of death of the first of the Insureds to die; it is only payable at the time of death of the last surviving Insured. There are no changes made to the Policy as a result of the death of the first Insured to die.

     The Policy is called "flexible premium" because there is no fixed schedule for premium payments, even though the Owner may establish a schedule of Planned Periodic Premiums. The Policy is described as "adjustable" because the Owner may, within limits, decrease the Face Amount and may change the Death Benefit Option. The Policy is called "variable" because, unlike a fixed benefit whole life insurance policy, the Death Benefit under the Policy may, and its Account Value will, vary to reflect the investment performance of the chosen Separate Accounts, and the crediting of interest to the Guaranteed Account, as well as other factors.

     The failure to pay Planned Periodic Premiums will not itself cause the Policy to lapse. Conversely, the payment of premiums in any amount or frequency will not necessarily guarantee that the Policy will remain in force. In general, the Policy will lapse if the Net Cash Surrender Value is insufficient to pay the Monthly Deduction for cost of insurance and administrative charges. During the first two Policy Years the Policy will not lapse if the Minimum Guarantee Premium has been paid, even if the Net Cash Surrender Value is insufficient.

     After deduction of the Premium Expense Charge, Net Premiums are allocated to one or more of the Separate Accounts and/or the Guaranteed Account as selected by the Owner. The Guaranteed Account is part of PMLIC's General Account.


     The assets of the Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts are invested in a corresponding portfolio of The Market Street Fund, Inc. ("MS Fund"), a series mutual fund with six separate investment portfolios, each intended to meet different investment objectives. Provident Mutual Variable Separate Account consists of sixteen Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund portfolio (each, along with the portfolios of the MS Fund, a "Portfolio") that is part of one of the following funds: The Alger American Fund; Neuberger & Berman Advisers Management Trust; American Century Variable Portfolios, Inc.; Variable Insurance Products Fund; Variable Insurance Products Fund II; and Van Eck Worldwide Insurance Trust (together with the MS Fund, the "Funds", each, a "Fund"). The Sub-Account of the Zero Coupon Bond Separate Account invests in units of a corresponding series of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A (Zero Coupon Trust or Trust). There is no assurance that the investment objectives of a particular Portfolio or Trust will be met. The Owner bears the entire investment risk of amounts allocated to the Separate Accounts.

     A prospective Owner who already has life insurance coverage should consider whether or not changing or adding to existing coverage would be advantageous. Generally, it is not advisable to purchase another policy as a replacement for an existing policy.

AVAILABILITY OF POLICY


     This Policy can be issued for two Insureds each between ages 21 and 85 and with a Joint Equal Age between 25 and 80. The Minimum Face Amount is $200,000. (For a Policy issued in New York State the minimum Face Amount at issue is $225,000.) Before issuing a Policy, PMLIC will require that the proposed Insureds meet certain underwriting standards satisfactory to PMLIC. The premium classes available for each Insured are Standard, Nonsmoker, with Extra Rating and Nonsmoker with Extra Rating. (See "Issuance of a Policy," Page 27.)


THE DEATH BENEFIT

     As long as the Policy remains in force, PMLIC will pay the Insurance Proceeds to the Beneficiary upon receipt of due proof of the death of both Insureds. The Insurance Proceeds will consist of the Policy's Death Benefit, plus any dividends payable, plus any relevant additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, less any unpaid Monthly Deductions.


     There are two Death Benefit Options available. Death Benefit Option A provides for the greater of (a) the Face Amount and (b) the applicable percentage of the Policy Account Value. Death Benefit Option B provides for the greater of (a) the Face Amount plus the Policy Account Value and (b) the applicable percentage of the Policy Account Value. (See "Death Benefit Options," Page 23.)


FLEXIBILITY TO ADJUST AMOUNT OF DEATH BENEFIT


     After the second Policy Year, the Owner has flexibility to adjust the Death Benefit by changing the Death Benefit Option or by decreasing the Face Amount of the Policy. (See "Change in Death Benefit Option," Page 24, and "Ability to Decrease Face Amount," Page 25.) Any decrease in Face Amount must be for at least $25,000 (or such lesser amount required in a particular state) and cannot result in a Face Amount less than the Minimum Face Amount available at that time. PMLIC reserves the right to establish different Minimum Face Amounts for Policies issued in the future. (Decreases are not permitted for Policies issued in Virginia.)



     Any change in Death Benefit Options or in the Face Amount may affect the charges under the Policy. For any decrease in Face Amount, that part of the surrender charges attributable to the decrease will reduce the Policy Account Value, and the surrender charges will be reduced by this amount. A decrease in Face Amount may also lower the cost of insurance charges. (See "Cost of Insurance," Page 31.)


     To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, PMLIC will not effect the decrease.

POLICY ACCOUNT VALUE


     The Policy Account Value is the total amount of value held under the Policy at any time. It equals the sum of the amounts held in the Separate Accounts, the Guaranteed Account and the Loan Account. (See "Calculation of Policy Account Value," Page 26.)


     The Policy Account Value in the Separate Accounts will reflect the investment performance of the chosen Separate Accounts, any Net Premiums paid, any transfers, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited and any charges assessed in connection with the Policy. The

Owner bears the entire investment risk for amounts allocated to the Separate Accounts. There is no guaranteed minimum for the portion of the Policy Account Value in the Separate Accounts.


     The Guaranteed Account earns interest at rates PMLIC declares in advance for specific periods. The rates are guaranteed to equal or exceed 4%. The principal, after deductions, is also guaranteed. The value of the Guaranteed Account will reflect any amounts allocated or transferred to it plus interest credited to it, less amounts deducted, transferred or withdrawn from it. (See "The Guaranteed Account," Page 37.)



     The Loan Account will reflect any amounts transferred from the Separate Accounts and/or Guaranteed Account as collateral for Policy loans plus interest of at least 4% credited to such amount. (See "Loan Privileges," Page 33.)


     The Policy Account Value is relevant to the computation of the Death Benefit and cost of insurance charges.

ALLOCATION OF NET PREMIUMS


     Except as described below, Net Premiums will generally be allocated to the Separate Accounts, Subaccounts and the Guaranteed Account in accordance with the allocation percentages which are in effect for such premium when received at PMLIC's Home Office. These percentages will be those specified in the application or as subsequently changed by the Owner or as specified for a particular premium payment.



     Where state law requires a return of gross premiums paid when a Policy is returned under the Free-Look provision (see "Free-Look for Policy," Page 36) any portion of the Initial Net Premium and any Net Premiums received before the expiration of a 15-day period beginning on the later of the Policy Issue Date or the date PMLIC receives the Minimum Initial Premium, which are to be allocated to the Separate Accounts will be allocated to the Money Market Separate Account. At the end of the 15-day period, the amount in the Money Market Separate Account (including investment experience) will be allocated to each of the chosen Separate Accounts based on the proportion that the allocation percentage for such Separate Account bears to the sum of the Separate Account premium allocation percentages. (See "Allocation of Net Premiums," Page 28.)


TRANSFERS


     The Owner may make transfers of the amounts in the Separate Accounts and Guaranteed Account between and among such accounts and between and among Subaccounts of a Separate Account. Transfers between and among the Separate Accounts (and/or Subaccounts) or into the Guaranteed Account will be made on the date we receive the request. The minimum amount for each transfer is $1,000, unless a lesser minimum amount is required in a particular jurisdiction. Transfers out of the Guaranteed Account may only be made within 30 days of a Policy Anniversary and are limited in amount. If the Owner makes more than four transfers in a Policy Year, a Transfer Charge of $25 will be deducted from the amount being transferred. (See "Transfers," Page 29.)


FREE-LOOK PRIVILEGE


     The Policy provides for an initial Free-Look period. The Owner may cancel the Policy before the latest of: (a) 45 days after Part I of the Application for the Policy is signed; (b) 10 days after the Owner receives the Policy; and (c) 10 days after PMLIC mails or personally delivers a Notice of Withdrawal Right to the Owner. Upon returning the Policy to PMLIC or to an agent of PMLIC within such time with a written request for cancellation, the Policy will be cancelled. PMLIC will promptly pay to the Owner a refund equal to the sum of: (i) the Policy Account Value as of the date PMLIC receives the returned Policy; plus
(ii) the amount deducted for premium taxes; plus (iii) any Monthly Deductions charged against the Policy Account Value; plus (iv) an amount reflecting other charges directly or indirectly deducted under the Policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premium paid on the Policy and will not reflect the investment experience of the Separate Accounts. (See "Free-Look Privilege," Page 36.)

CHARGES ASSESSED IN CONNECTION WITH THE POLICY

     Premium Expense Charge. A Premium Expense Charge will be deducted from each premium payment. This charge consists of:

          (i) Premium Tax Charge for state and local premium taxes based on the rate for the Insureds' residence at the time the premium is paid. PMLIC reserves the right to change the amount of the charge deducted from future premiums if the Insureds' residence changes or the applicable law is changed;

          (ii) Percent of Premium Sales Charge which is equal to 5% of the amount of the premium payment in Policy Years 1 through 10. At the present time PMLIC does not intend to apply this charge after Policy Year 10, but reserves the right to do so.


          (iii) Federal Tax Charge equal to 1.25% of the amount of the premium payment. PMLIC reserves the right to change the amount of this charge if the applicable Federal tax law changes PMLIC's tax burden. (See "Premium Expense Charge," Page 30).



     Monthly Deductions. On the Policy Date and on each Policy Processing Day thereafter, the Policy Account Value will be reduced by a Monthly Deduction equal to the sum of the monthly Cost of Insurance Charge, Monthly Administrative Charge, a charge for additional benefits added by rider and, on the first 12 Policy Processing Days, the Initial Administrative Charge. The monthly Cost of Insurance Charge will be determined by multiplying the Net Amount at Risk (that is the Death Benefit less Policy Account Value) by the applicable cost of insurance rate(s), which will depend upon the Issue Age, Sex, Premium Class of each Insured and Duration and on PMLIC's expectations as to future mortality and expense experience, but which will not exceed the guaranteed maximum cost of insurance rates set forth in the Policy based on the Issue Age, Sex, Premium Class of each Insured, the Duration and the "1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table." (See "Cost of Insurance," Page 31.) The Monthly Administrative Charge is currently $7.50 plus $.01 per $1,000 of Face Amount; the maximum permissible Monthly Administrative Charge is $12 plus $.03 per $1,000 of Face Amount. (See "Monthly Administrative Charge," Page 32.) The Initial Administrative Charge is $17.50 plus $.11 per $1,000 of Initial Face Amount, payable on the first 12 Policy Processing Days. (See "Initial Administrative Charge," Page 32.)



     Surrender Charge. A Surrender Charge is imposed if the Policy is surrendered or lapses at any time before the fifteenth Policy Year (twelfth Policy Year for New York Policies). The Surrender Charge consists of a Deferred Administrative Charge and a Deferred Sales Charge. A portion of this Surrender Charge will be deducted if the Owner decreases the Face Amount before the end of the fifteenth Policy Year. (See "Surrender Charge," Page 30.)


     The Deferred Administrative Charge is equal to $1.50 per $1,000 of Initial Face Amount in Policy Years 1 to 11 declining by 20% of the original amount each year in Policy Years 12 to 15 until it is zero in Policy Year 16. (For policies sold to residents of New York State, this charge is $1.50 per $1,000 of Initial Face Amount in Policy Years 1 to 8 declining by 20% of the original amount each year in Policy Years 9 to 12 until it is zero in Policy Year 13.)

     The Deferred Sales Charge is equal to 25% of the premiums received during the first Policy Year up to one Surrender Charge Target Premium plus 4% of all other premiums received to the date of surrender, lapse or decrease. The Deferred Sales Charge, however, will not exceed the Maximum Deferred Sales Charge. For Joint Equal Ages 25 to 71, the Maximum Deferred Sales Charge equals 50% of the Surrender Charge Target Premium, 40% of the relevant Surrender Charge Target Premium for Joint Equal Ages 72 to 75, and 30% for Joint Equal Ages 76 to
80. The amount of the Maximum Deferred Sales Charge remains level for Policy Years 1 through 11 (Policy Years 1 through 8 for New York Policies) and declines by 20% of the original amount each year in Policy Years 12 through 15 (Policy Years 9 through 12 for New York Policies).


     Transfer Charge. After the fourth transfer between accounts in a Policy Year, a $25 charge for each additional transfer will be deducted from the amount transferred to compensate PMLIC for administrative costs in handling such transfers. (See "Transfer Charge," Page 32.)

     Partial Withdrawal Charge. A charge equal to $25 will be deducted by PMLIC from the Policy Account Value to compensate it for its costs. (See "Partial Withdrawal Charge," Page 32.)



     Daily Charges Against the Separate Accounts. A daily charge for PMLIC's assumption of certain mortality and expense risks incurred in connection with the Policy will be imposed at an annual rate which is currently 0.60% of the average daily net assets of the Separate Accounts. This charge may be increased in the future but in no event will it exceed an annual rate of 0.90%. (See "Charges Against the Separate Accounts," Page 32.)



     With regard to the Zero Coupon Bond Separate Account, a deduction currently equivalent to an annual rate of 0.25% of the average daily net assets of each Sub-Account will be made for transaction charges associated with the purchase of units of the Zero Coupon Trust. This charge may be increased in the future but in no event will it exceed an annual rate of 0.50%. (See "Asset Charge Against Zero Coupon Bond Separate Account," Page 33.)


     Shares of the Portfolios are purchased by the Separate Accounts at net asset value which reflects management fees and expenses deducted from the assets of the Portfolios.


                        TABLE OF FUND FEES AND EXPENSES



                                                        MONEY                            AGGRESSIVE
                                          GROWTH       MARKET       BOND      MANAGED      GROWTH    INTERNATIONAL
                                        PORTFOLIO     PORTFOLIO  PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO
MARKET STREET FUND ANNUAL EXPENSES
  (as a % of average net assets)
Management Fees
  (Investment Advisory Fees)..........      0.33%        0.25%      0.35%       0.40%       0.47%         0.75%
Other Expenses........................      0.17%        0.19%      0.21%       0.20%       0.21%         0.30%
Total Fund Annual Expenses............      0.50%        0.44%      0.56%       0.60%       0.68%         1.05%



                                          SMALL
                                      CAPITALIZATION
                                        PORTFOLIO
ALGER AMERICAN FUND
  ANNUAL EXPENSES(2)
  (as a % of average net assets)
Management Fees
  (Investment Advisory Fees)..........      0.85%
Other Expenses........................      0.03%
Total Fund Annual Expenses............      0.88%



                                           HIGH        EQUITY
                                          INCOME       INCOME      GROWTH     OVERSEAS
                                        PORTFOLIO     PORTFOLIO  PORTFOLIO   PORTFOLIO
VARIABLE INSURANCE PRODUCTS FUND
  ANNUAL EXPENSES(2)
  (as a % of average net assets)
Management Fees
  (Investment Advisory Fees)..........      0.60%        0.51%      0.60%       0.76%
Other Expenses
  (after reimbursement)(1)............      0.11%        0.05%      0.07%       0.16%
Total Fund Annual Expenses
  (after reimbursement)(1)............      0.71%        0.56%      0.67%       0.92%

                                          ASSET         INDEX    INVESTMENT
                                         MANAGER         500     GRADE BOND  CONTRAFUND
                                        PORTFOLIO     PORTFOLIO  PORTFOLIO   PORTFOLIO
VARIABLE INSURANCE PRODUCTS FUND II
  ANNUAL EXPENSES(2)
  (as a % of average net assets)
Management Fees
  (Investment Advisory Fees)..........      0.64%        0.28%      0.44%       0.61%
Other Expenses
  (after reimbursement)(1)............      0.09%        0.00%      0.14%       0.10%
Total Fund Annual Expenses
  (after reimbursement)(1)............      0.73%        0.28%      0.58%       0.71%



                                                                  LIMITED
                                                                  MATURITY
                                         BALANCED      GROWTH       BOND
                                        PORTFOLIO     PORTFOLIO  PORTFOLIO
NEUBERGER & BERMAN ADVISERS
  MANAGEMENT TRUST ANNUAL EXPENSES(2)
  (as a % of average net assets)
Management Fees
  (Investment Advisory Fees)..........      0.55%        0.53%      0.25%
Other Expenses........................      0.54%        0.39%      0.53%
Total Fund Annual Expenses............      1.09%        0.92%      0.78%



                                              CAPITAL
                                           APPRECIATION
                                             PORTFOLIO
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  ANNUAL EXPENSES(2)
  (as a % of average net assets)
Management Fees
  (Investment Advisory Fees)..........      1.00%
Other Expenses........................      0.00%
Total Fund Annual Expenses............      1.00%



                                                      WORLDWIDE  WORLDWIDE
                                        WORLDWIDE       HARD      EMERGING
                                           BOND        ASSETS     MARKETS
                                        PORTFOLIO     PORTFOLIO  PORTFOLIO
VAN ECK WORLDWIDE INSURANCE TRUST
  ANNUAL EXPENSES(2)
  (as a % of average net assets)
Management Fees
  (Investment Advisory Fees)..........      1.00%        1.00%      1.00%
Other Expenses
  (after reimbursement)(1)............      0.16%        0.23%      0.50%
Total Fund Annual Expenses
  (after reimbursement)(1)............      1.16%        1.23%      1.50%

                                           ZERO
                                          COUPON
                                           2006
                                        PORTFOLIO
MERRILL LYNCH ZERO UST SECURITIES FUND
  ANNUAL EXPENSES(2)
  (as a % of average net assets)
Management Fees
  (Investment Advisory Fees...........      0.00%
Other Expenses........................      0.25%
Total Fund Annual Expenses............      0.25%



(1) For certain portfolios, certain expenses were reimbursed during 1996. It is anticipated that expense reimbursement and fee waiver arrangements will continue past the current year. Absent the expense reimbursement, the 1996 Other Expenses and Total Annual Expenses would have been 0.07%, 0.58% respectively, for the Fidelity Equity income Portfolio, 0.09%, 0.69%, respectively, for the Fidelity Growth Portfolio, 0.17%, 0.93%, respectively, for the Fidelity Overseas Portfolio, 0.10%, 0.74%, respectively, for the Fidelity Asset Manager Portfolio, 0.16%, 0.44%, respectively, for the Fidelity Index 500 Portfolio, 0.13%, 0.74%, respectively, for the Fidelity Contrafund Portfolio, 0.17%, 1.17%, respectively, for the Van Eck Worldwide Bond Portfolio, 0.24%, 1.24%, respectively, for the Van Eck Worldwide Hard Assets Portfolio and 1.64%, 2.64%, respectively, for the Van Eck Worldwide Emerging Markets Portfolio. Similar expense reimbursement and fee waiver arrangements were also in place for the other Portfolios and it is anticipated that such arrangements will continue past the current year. However, no expenses were reimbursed or fees waived during 1996 for these Portfolios because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative.



(2) The fee and expense information regarding the Funds was provided by those Funds. The Alger American Fund, the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Neuberger & Berman ATM Fund, the American Century Variable Portfolio, the Van Eck WIT Fund and the Merrill Lynch Zero Coupon Fund are not affiliated with Provident Mutual.


POLICY LAPSE AND REINSTATEMENT


     During the first two Policy Years, the Policy will lapse if the Minimum Guarantee Premium has not been paid and if the Net Cash Surrender Value is insufficient to cover the Monthly Deductions and a 61-day Grace Period expires without a sufficient premium payment. After the second Policy Year the Policy will lapse if the Net Cash Surrender Value is insufficient and the Grace Period lapses without a sufficient premium payment. The failure to pay a Planned Periodic Premium will not itself cause a Policy to lapse. (See "Policy Lapse," Page 29.)



     Subject to certain conditions, including evidence of insurability satisfactory to PMLIC and the payment of a sufficient premium, a Policy may be reinstated at any time within three years (or such longer period as may be required in a particular state) after the expiration of the Grace Period and before the Final Policy Date. (See "Reinstatement," Page 29.)


LOAN PRIVILEGE

     The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum as may be required in a particular state) but not exceeding, in the aggregate, the Net Cash Surrender Value.

     Policy loans will bear interest at a fixed rate of 6% per year, payable at the end of each Policy Year. If interest is not paid when due, it will be added to the outstanding loan balance. Policy loans may be repaid at any time and in any amount prior to the Final Policy Date.

     Policy loans are allocated to the Separate Accounts and the Guaranteed Account based on the proportion that each account's value bears to the total unloaned Policy Account Value. Based on this allocation, the collateral for the loan is deducted from each account and transferred to the Loan Account. This amount in the

Loan Account will earn interest at an effective annual rate PMLIC will determine prior to each calendar year. This rate will not be less than 4%. (See "Loan Privileges," Page 33.)



     Depending upon the investment performance of Net Cash Surrender Value and the amount of any Policy loan, such loans may cause a Policy to lapse. If a Policy is not a Modified Endowment Contract, lapse of the Policy with Policy loans outstanding may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page 43.)


PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE


     After the first Policy Year, the Owner may, subject to certain restrictions, request a partial withdrawal of Net Cash Surrender Value. The minimum amount for such withdrawal is $1,500. An expense charge of $25 will be deducted from the Policy Account Value for each withdrawal. The withdrawal amount and expense charge will be allocated to the Separate Accounts and the Guaranteed Account based on the proportion that the value in each account bears to the total unloaned Policy Account Value. If Death Benefit Option A is in effect, PMLIC will reduce the Face Amount by the amount of the withdrawal. (See "Partial Withdrawal of Net Cash Surrender Value," Page 34.)


SURRENDER OF THE POLICY


     The Owner may at any time fully surrender the Policy and receive the Net Cash Surrender Value, if any. The Net Cash Surrender Value will equal the Policy Account Value less any Policy loan, accrued interest and any applicable surrender charges. (See "Surrender Privilege," Page 34.)


TAX TREATMENT

     Under current federal tax law, life insurance contracts receive tax-favored treatment. The death benefit is generally excludable from the beneficiary's gross income for federal income tax purposes, according to Section 101(a)(1) of the Internal Revenue Code. Owners of a life insurance contract are not taxed on any increase in the cash value while the contract remains in force.

     If a life insurance contract is a modified endowment contract under federal tax law, certain distributions made during either insured's lifetime, such as loans and partial withdrawals from, and collateral assignments of, the contract are includable in gross income on an income-first basis. A 10% penalty tax may also be imposed on distributions made before the contract owner attains age
59 1/2. Life insurance contracts that are not modified endowment contracts under federal tax law receive preferential tax treatment with respect to certain distributions.


     For a discussion of the tax issues associated with this Policy, see "Federal Income Tax Considerations" on page 42.


ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUE AND NET CASH SURRENDER
VALUE

     Illustrations of how investment performance of the Separate Accounts may cause Death Benefits, the Policy Account Value and the Net Cash Surrender Value to vary are included in Appendix A commencing on page A-1.

     These projections of hypothetical values may be helpful in understanding the long-term effects of different levels of investment performance, of charges and deductions, of electing one or the other death benefit option, and generally comparing and contrasting this Policy to other life insurance policies. Nonetheless, the illustrations are based on hypothetical investment rates of return and are not guaranteed. Illustrations are illustrative only and are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will be different from those illustrated.

        PROVIDENT MUTUAL LIFE INSURANCE COMPANY, THE SEPARATE ACCOUNTS,
      THE FUNDS, AND THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND,
                           PROVIDENT MUTUAL SERIES A.

PROVIDENT MUTUAL LIFE INSURANCE COMPANY


     PMLIC, a mutual life insurance company chartered in 1865 under Pennsylvania law, is authorized to transact life insurance and annuity business in Pennsylvania and in 50 other jurisdictions. PMLIC assumes all insurance risks under the Policy and its assets support the Policy's benefits. On December 31, 1996, PMLIC's assets were over $7.1 billion. (See "Financial Statements," Page F-1.)


THE SEPARATE ACCOUNTS

     The Growth, Money Market, Bond, Managed, and Zero Coupon Bond Separate Accounts were established by PMLIC on October 21, 1985 under the provisions of the Pennsylvania Insurance Law; the Aggressive Growth Separate Account was established on February 21, 1989, the International Separate Account on July 15, 1991 and the Variable Separate Account on June 3, 1993. Each is a separate investment account to which assets are allocated to support the benefits payable under the Policies as well as other variable life insurance policies PMLIC may issue.

     Each Separate Account's assets are the property of PMLIC. Each Policy provides that the portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be chargeable with liabilities arising out of any other business that PMLIC may conduct. In addition to the net assets and other liabilities for the Policies, the Separate Account's net assets include amounts held to support other variable life insurance policies issued by PMLIC and amounts derived from expenses charged to the accounts by PMLIC which it currently holds in the Separate Accounts. From time to time these additional amounts will be transferred in cash by PMLIC to its General Account. Before making any such transfer, PMLIC will consider any possible adverse impact the transfer might have on an account.

     The Separate Accounts are collectively registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (1940 Act) as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Accounts by the SEC. Each Separate Account meets the definition of a "Separate Account" under Federal securities laws.

THE MARKET STREET FUND, INC.

     The Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts invest in shares of The Market Street Fund, Inc., a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. The MS Fund currently issues six "series" or classes of shares, each of which represents an interest in a separate portfolio within the MS Fund: the Growth Portfolio, the Money Market Portfolio, the Bond Portfolio, the Managed Portfolio, the Aggressive Growth Portfolio and the International Portfolio. Shares of each portfolio currently are purchased and redeemed by the corresponding Separate Account. The Fund sells and redeems its shares at net asset value without a sales charge.

     The MS Fund presently serves as an investment medium for other variable life policies issued by PMLIC and for variable annuity contracts issued by Providentmutual Life and Annuity Company of America, a wholly-owned subsidiary of PMLIC. At some later date the MS Fund may serve as an investment medium for other variable life policies and variable annuity contracts issued by PMLIC and may be made available as an investment medium for variable contracts issued by other insurance companies, including affiliated and unaffiliated companies of PMLIC. PMLIC currently does not foresee any disadvantages to Owners arising out of the fact that the MS Fund will offer its shares to fund products other than PMLIC's policies. However, the MS Fund's Board of Directors will monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts.

     The investment objectives of the MS Fund's portfolios are set forth below. The investment experience of each of the Separate Accounts depends on the investment performance of the corresponding portfolio. There is no assurance that any portfolio will achieve its stated objective.

     The Growth Portfolio. This portfolio seeks intermediate and long-term growth of capital by investing in common stocks of companies believed to offer above-average growth potential over both the intermediate and the long-term. Current income is a secondary consideration.

     The Money Market Portfolio. The Money Market Portfolio seeks to provide maximum current income consistent with capital preservation and liquidity by investing in high-quality money market instruments.

     The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.

     The Managed Portfolio. The Managed Portfolio seeks to realize as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

     The Aggressive Growth Portfolio. The Aggressive Growth Portfolio seeks to achieve a high level of long-term capital appreciation by investing in securities of a diverse group of smaller emerging companies.

     The International Portfolio. The International Portfolio seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-United States companies.


     With respect to the Growth, Money Market, Bond, Managed and Aggressive Growth Portfolios, the MS Fund is advised by Sentinel Advisors Company (SAC), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. As compensation for its services, SAC receives monthly compensation as follows:



          Growth Portfolio -- 0.50% of the first $20 million of the average daily net assets of the Growth Portfolio, 0.40% of the next $20 million of the average daily net assets of the portfolio, and 0.30% of the average daily net assets in excess of $40 million.



          Money Market Portfolio -- 0.25% of the average daily net assets of the Portfolio.



          Bond Portfolio -- 0.35% of the first $100 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $100 million.


          Managed Portfolio -- 0.40% of the first $100 million of the average daily net assets of the portfolio and 0.35% of the average daily net assets in excess of $100 million.

          Aggressive Growth Portfolio -- 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $40 million.


     With respect to the International Portfolio, the MS Fund is advised by Providentmutual Investment Management Company ("PIMC") which receives monthly compensation at an effective annual rate of 0.75% of the first $500 million of the average daily net assets of the portfolio and 0.60% of the average daily net assets in excess of $500 million. PIMC has employed The Boston Company Asset Management, Inc. (TBC) to provide investment advisory services in connection with the portfolio. As compensation for the investment advisory services rendered, PIMC pays TBC a monthly fee at an effective annual rate of 0.375% of the first $500 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $500 million, with a minimum of $20,000 per year.


     In addition to the fee for the investment advisory services, the MS Fund pays its own expenses generally, including brokerage costs, administrative costs, custodian costs, and legal, accounting and printing costs.

However, PMLIC has entered into an agreement with the MS Fund whereby it will reimburse the MS Fund for all ordinary operating expenses, excluding advisory fees, in excess of an annual rate of 0.40% of the average daily net assets of each portfolio except the International Portfolio, and 0.75% for the International Portfolio. It is anticipated that this agreement will continue; if it is terminated, MS Fund expenses may increase.

     A more extensive description of the MS Fund, its investment objectives and policies, its risks, expenses, and all other aspects of its operation is contained in the Prospectus for the MS Fund, which accompanies this Prospectus.

THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND, PROVIDENT MUTUAL SERIES A

     The Zero Coupon Bond Separate Account invests in units of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A, a unit investment trust registered with the SEC as such under the 1940 Act. The Zero Coupon Trust consists of one series with a maturity date of February 15, 2006. The objective of the Trust is to provide safety of capital and a high yield to maturity through investment in the fixed series consisting primarily of debt obligations issued by the United States of America that have been stripped of their unmatured interest coupons, coupons stripped from debt obligations of the United States, and receipts and certificates for such stripped debt obligations and coupons. Since the U.S. Treasury securities have been stripped of their unmatured interest coupons, they are purchased at a deep discount. The securities purchased by the Trust are listed below.


     Since the U.S. Treasury securities have been stripped of their unmatured interest coupons, they are purchased at a deep discount. If held to maturity, the amounts invested by the Zero Coupon Trust would grow to the face value of the U.S. Treasury securities and therefore, a compound rate of growth to maturity could be determined for the Trust units at the time of purchase. The units, however, are held in Sub-Accounts of the Zero Coupon Bond Separate Account, and certain charges described under "Charges Against the Separate Accounts" on Page 32, specifically the charge for mortality and expense risks and the transaction charge against the Zero Coupon Bond Separate Account, must be reflected in the determination of a net return. The net rate of return to maturity calculated below thus depends on the compound rate of growth in the units and these underlying charges, and on the units being held to maturity. It does not, however, reflect the applicable Monthly Deductions from Policy Account Value (see "Monthly Deductions," Page 31) or the Premium Tax Charge (see "Premium Tax Charge," Page 30) or any Surrender Charges (see "Surrender Charges," Page 30), which would affect the actual yield to an Owner. Since the value of the Trust's units will vary daily to reflect the market value of the underlying securities, the compound rate of growth to maturity and, hence, the net rate of return to maturity will correspondingly vary on a daily basis. The rate of return to maturity may differ for each Net Premium allocated to the Zero Coupon Bond Separate Account, depending upon the rate in effect when the premium is received.


     2006 Series. This portfolio contains stripped U.S. Treasury securities maturing on February 15, 2006.

     The fluctuation in the value of units of the Zero Coupon Trust prior to maturity is more volatile than that of units of a unit investment trust containing unstripped U.S. Treasury securities of comparable maturities, and because the value of units of the Zero Coupon Trust will affect the Death Benefit and Policy Account Value, the Policy Account Value and Death Benefit will fluctuate accordingly.


     Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPFS) serves as Sponsor for the Zero Coupon Trust. Because the series invests in a fixed portfolio, there is no investment manager. As Sponsor, MLPFS sells units of the Zero Coupon Trust to the Zero Coupon Bond Separate Account. The price of these units includes a transaction charge which is not paid by the Zero Coupon Bond Separate Account upon acquisition. Rather, the transaction charge is paid directly by PMLIC to MLPFS out of PMLIC's General Account assets. The amount of the transaction charge paid is limited by agreement between PMLIC and MLPFS and will not be greater than that ordinarily paid by a dealer for similar securities. PMLIC is reimbursed for the transaction charge paid through a daily asset charge which is made against the assets of the Sub-Accounts. (See "Asset Charge Against Zero Coupon Bond Separate Account," Page 33.)

     Units of the Zero Coupon Trust are disposed of to the extent necessary for PMLIC to provide benefits and make reallocations under the Policies. MLPFS intends, but is not contractually obligated, to maintain a secondary market in Trust units. As long as a secondary market exists, PMLIC will sell such units to MLPFS at the Sponsor's repurchase price. Otherwise, units will be redeemed at the Trust's redemption price, which is typically a lower amount.

     Thirty days prior to the maturity date of the securities contained in a series of the Trust, an Owner who has allocated Net Premiums to the Sub-Account of the Zero Coupon Bond Separate Account investing in that series will be notified and given the opportunity to select the account or Sub-Account into which the Policy Account Value attributable thereto should be reallocated. If no instructions are received from the Owner by PMLIC within the 30-day period, the amount in the Sub-Account will be transferred to the Money Market Separate Account.

     More detailed information may be found in the current Prospectus for The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A which accompanies this Prospectus.

THE ALGER AMERICAN FUND

     The Variable Account has sixteen Subaccounts, one of which invests exclusively in shares of a Portfolio of The Alger American Fund ("Alger American"). Alger American is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of Alger American.

     The Alger American Small Capitalization Subaccount of the Variable Account invests in shares of the Alger American Small Capitalization Portfolio of Alger American. (Alger American has other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of the Alger American Small Capitalization Portfolio are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of Alger American Small Capitalization Portfolio from Alger American in accordance with a participation agreement between Alger American and PMLIC. The termination provisions of this participation agreement is described below.

     Alger American Small Capitalization Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.

     The investment adviser for the Alger American Small Capitalization Portfolio is Fred Alger Management, Inc. ("Alger Management"), which is registered with the SEC as an investment adviser under the Investment Advisors Act of 1940. As compensation for its services, Alger Management receives a fee at the end of each month at an annual rate of .85% of the average net assets of the Alger American Small Capitalization Portfolio.

     A more extensive description of Alger American and the Alger American Small Capitalization Portfolio, including the Portfolio's investment objectives and policies, risks, expenses and other aspects of its operations are contained in the Prospectus for Alger American which accompanies this Prospectus.

VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II

     Provident Mutual Variable Separate Account (the "Variable Account") has sixteen Subaccounts, eight of which invest exclusively in shares of Portfolios of the Variable Insurance Products Fund (the "VIP Fund") or of the Variable Insurance Products Fund II (the "VIP Fund II"). Like the MS Fund, the VIP Fund and the VIP Fund II are each "series" type mutual funds registered with the SEC as diversified open-end management investment companies issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of the Fund.

     The Fidelity Equity-Income Subaccount, Fidelity Growth Subaccount, Fidelity High Income Subaccount and Fidelity Overseas Subaccount of the Variable Account invest in shares of the Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio, respectively, of the VIP Fund. The

Fidelity Asset Manager Subaccount, Fidelity Contrafund Subaccount, Fidelity Index 500 Subaccount and Fidelity Investment Grade Bond Subaccount of the Variable Account invest in shares of the Asset Manager Portfolio, Contrafund Subaccount, the Index 500 Portfolio and the Investment Grade Bond Portfolio, respectively, of the VIP Fund II. (The VIP Fund and VIP Fund II have other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of these Portfolios are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of the Portfolios from the VIP Fund and the VIP Fund II in accordance with a participation agreement between each Fund and PMLIC. The termination provisions of these participation agreements are described below.

     The investment objectives of the Portfolios of the VIP Fund and the VIP Fund II in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

  VIP Fund

     Equity-Income Portfolio. This Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Equity-Income Portfolio considers the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield of the securities comprising the Standard and Poor's 500 Composite Stock Price Index.

     Growth Portfolio. This Portfolio seeks to achieve capital appreciation. The Growth Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

     High Income Portfolio. This Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital.

     Overseas Portfolio. This Portfolio seeks long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for diversification by participating in companies and economies outside of the United States.

  VIP Fund II

     Asset Manager Portfolio. This Portfolio seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments.

     Contrafund Portfolio. This Portfolio seeks capital appreciation by investing in companies believed to be undervalued due to an overly pessimistic appraisal by the public.

     Index 500 Portfolio. This Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Index 500 Portfolio attempts to duplicate the composition and total return of the Standard and Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.

     Investment Grade Bond Portfolio. This Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. The Portfolio will maintain a dollar-weighted average portfolio maturity of ten years or less.

     The Equity-Income, Growth, High Income, and Overseas Portfolios of the VIP Fund and the Asset Manager, Contrafund, Index 500 and Investment Grade Bond Portfolios of the VIP Fund II are managed by Fidelity Management & Research Company ("FMR"). For managing its investments and business affairs, each Portfolio pays FMR a monthly fee.

     For the Equity-Income, Growth, Overseas and Asset Manager Portfolios, the annual fee rate is the sum of two components:

     1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% and it drops (to as low as a marginal rate of 0.30% when average group assets exceed $174 billion) as total assets in all these funds rise.

     2. An individual fund fee rate of 0.20% for the Equity-Income Portfolio, 0.30% for the Contrafund and Growth Portfolios, 0.40% for the Asset Manager Portfolio and 0.45% for the Overseas Portfolio.

     One-twelfth of the combined annual fee rate is applied to each Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

     The Index 500 Portfolio pays FMR a monthly management fee at the annual rate of 0.28% of the Portfolio's average net assets. One-twelfth of this annual fee rate is applied to the net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

     For the High Income and Investment Grade Bond Portfolios, the annual fee rate is the sum of two components:

     1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops (to as low as a marginal rate of 0.14%) as total assets in all these funds rise.

     2. An individual fund fee rate of 0.35% for the High Income Portfolio and 0.30% for the Investment Grade Bond Portfolio.

          One-twelfth of the combined annual fee rate is applied to the Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

          On behalf of the Asset Manager Portfolio and the Contrafund Portfolio, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc. ("FMR (U.K.)") and Fidelity Management & Research (Far
     East) Inc. ("FMR Far East"), pursuant to which these entities provide research and investment recommendations with respect to companies based outside the United States. FMR (U.K.) primarily focuses on companies based in Europe while FMR Far East focuses primarily on companies based in Asia and the Pacific Basin. Under the sub-advisory agreements, FMR and not the Portfolios pay FMR (U.K.) and FMR Far East fees equal to 110% and 105%, respectively, of each sub-advisor's costs incurred in connection with its sub-advisory agreement.

          On behalf of the Overseas Portfolio, FMR has entered into sub-advisory agreements with FMR (U.K.), FMR Far East, and Fidelity International Investment Advisors (FIIA). Under the sub-advisory agreements, FMR may receive investment advice and research services with respect to companies based outside the U.S. and may grant them investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the Portfolio. FIIA, in turn, has entered into a sub-advisory agreement with its wholly owned subsidiary Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.).

          Currently, FMR (U.K.), FMR Far East, FIIA and FIIAL U.K. each focus on investment opportunities in countries other than the U.S., including countries in Europe, Asia and the Pacific Basin.

          Under the sub-advisory agreements FMR pays the fees of FMR (U.K.), FMR Far East, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K.

          For providing investment advice and research services the sub-advisors are compensated as follows:

     - FMR pays FMR (U.K.) and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

     - FMR pays FIIA 30% of its monthly management fee with respect to the average market value of investments held by the Portfolio for which FIIA has provided FMR with investment advice.

     - FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.

          For providing investment management services, the sub-advisors are compensated according to the following formulas:

     - FMR pays FMR (U.K.), FMR Far East, and FIIA 50% of its monthly management fee with respect to the Portfolio's average net assets managed by the sub-advisor on a discretionary basis.

     - FIIA pays FIIAL U.K. 110% of FIIAL U.K.'s costs incurred in connection with providing investment management.

     Each Portfolio utilizes Fidelity Investments Institutional Operations Company ("FIIOC"), an affiliate of FMR, to maintain the master accounts of the participating insurance companies. Under the transfer agent agreement with FIIOC, each Portfolio pays fees based on the type, size, and number of accounts in each Portfolio and the number of transactions made by shareholders of each Portfolio.

     Each Portfolio also has an agreement with Fidelity Service Co. ("Service"), an affiliate of FMR under which each Portfolio pays Service to calculate its daily share prices and to maintain the portfolio and general accounting records of each Portfolio and to administer each Portfolio's securities lending program. The fees for pricing and bookkeeping services are based on each Portfolio's average net assets but must fall within a range of $45,000 to $750,000. The fees for securities lending services are based on the number and duration of individual securities loans.

     FMR may, from time to time, agree to reimburse a Portfolio for management fees and other expenses above a specified percentage of average net assets. Reimbursement arrangements, which may be terminated at any time without notice, will increase a Portfolio's yield. If FMR discontinues a reimbursement arrangement, each Portfolio's expenses will go up and its yield will be reduced. FMR retains the right to be repaid by a Portfolio for expense reimbursements if expenses fall below the limit prior to the end of a fiscal year. Repayment by a Portfolio will lower its yield. FMR has voluntarily agreed to reimburse the management fees and all other expenses (excluding taxes, interest and extraordinary expenses) in excess of 1.50% of the average net assets of the Equity-Income and Growth Portfolios, 1.25% of the average net assets of the Asset Manager Portfolio and 0.28% of the average net assets of the Index 500 Portfolio.

     A more extensive description of the VIP Fund and the VIP Fund II, the investment objectives and policies of the Portfolios, the risks, expenses and all other aspects of their operation is contained in the prospectuses for the VIP Fund and VIP Fund II which accompany this Prospectus. You should note that the VIP Fund and VIP Fund II have other investment portfolios that are not available with the variable life insurance policies issued by PMLIC.

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

     The Variable Account has sixteen Subaccounts, three of which invest exclusively in shares of Portfolios of the Neuberger & Berman Advisers Management Trust ("AMT"). Like the MS Fund, the AMT is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of AMT.

     The Neuberger & Berman Balanced Subaccount, Neuberger & Berman Growth Subaccount and Neuberger & Berman Limited Maturity Bond Subaccount of the Variable Account invest in shares of the Balanced Portfolio, Growth Portfolio and Limited Maturity Bond Portfolio, respectively, of AMT. (AMT has other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of these Portfolios are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of the Portfolios from AMT in accordance with a participation agreement between AMT and PMLIC. The termination provisions of these participation agreements are described below.

     Each Portfolio of AMT invests all of its net investable assets in its corresponding Series (each, a "Series") of Advisers Managers Trust ("Managers Trust"), an open-end management investment company. Each Series invests in securities in accordance with an investment objective, policies and limitations identical to those of its corresponding Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. For more information regarding this structure, see the prospectus for AMT.

     In that the investment objective of each Portfolio matches that of its corresponding Series, the following describes the investment objective of each Series underlying the Portfolio of AMT in which the Subaccounts will invest. The investment objectives of the Portfolios of AMT in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of its corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

     Balanced Portfolio. The Series corresponding to this Portfolio seeks long-term capital growth and reasonable current income without undue risk to principal through investment of a portion of its assets in common stocks and a portion of its assets in debt securities.

     Growth Portfolio. The Series corresponding to this Portfolio seeks capital appreciation without regard to income through investments in common stocks of companies that the investment adviser believes will have the maximum potential for long-term capital appreciation.

     Limited Maturity Bond Portfolio. The Series corresponding to this Portfolio seeks the highest current income consistent with low risk to principal and liquidity through investment in a diversified portfolio of fixed and variable debt securities with a short to intermediate term.

     The Investment Adviser for the Series of Managers Trust corresponding to the Balanced, Growth and Limited Maturity Bond Portfolios of AMT is Neuberger & Berman Management, Incorporated. The Investment Adviser retains Neuberger & Berman, without cost to AMT, as sub-adviser to furnish it with investment recommendations and research information.


     As compensation for its services under the Investment Advisory Agreement AMT pays a fee to the Investment Adviser at the end of each month. For the Balanced Portfolio this fee is paid at the annual rate of 0.80% of the average daily net assets of the Portfolio, for the Growth Portfolio, at the annual rate of 0.70% of the first $250 million of the average of the total net asset value determined on each calendar day throughout the month (hereinafter called "average asset value"), 0.675% of the next $250 million of average asset value, 0.650% of the next $250 million of average asset value, 0.625% of the next $250 million of average asset value and 0.60% of the average asset value in excess of $1 billion and for the Limited Maturity Bond Portfolio, at the annual rate of 0.60% of the average daily net assets of the Portfolio. The distributor, Neuberger & Berman Management, Incorporated, has agreed to reimburse each of the Portfolios for certain expenses.



     A more extensive description of AMT, the investment objectives of the available Portfolios, the risks, expenses and all other aspects of their operation is contained in the prospectuses for the Balanced, Growth and Limited Maturity Bond Portfolios of AMT which accompany this Prospectus.



AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.



     The Variable Account has sixteen Subaccounts, one of which invests exclusively in shares of a Portfolio of the American Century Variable Portfolios, Inc. ("American Century"). Like the MS Fund, the American Century is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of American Century.

     The American Century V.P. Capital Appreciation Subaccount of the Variable Account invests in shares of the American Century V.P. Capital Appreciation Portfolio of American Century. (American Century has other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of the American Century V.P. Capital Appreciation Portfolio are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of American Century V.P. Capital Appreciation Portfolio from American Century in accordance with a participation agreement between American Century and PMLIC. The termination provisions of these participation agreements are described below.



     American Century V.P. Capital Appreciation Portfolio seeks capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. There is no assurance that American Century V.P. Capital Appreciation Portfolio will achieve its stated objective.



     The investment adviser for the American Century VP Capital Appreciation Portfolio is Investors Research Corporation ("Investors Research"). As compensation for its services, Investors Research receives a fee at the end of each month at an annual rate of 1% of the average net assets of the American Century VP Capital Appreciation Portfolio.



     A more extensive description of American Century and the American Century VP Capital Appreciation Portfolio, including the Portfolio's investment objectives and policies, risks, expenses and other aspects of its operations are contained in the Prospectus for American Century which accompanies this Prospectus.



VAN ECK WORLDWIDE INSURANCE TRUST



     The Variable Account has sixteen Subaccounts, three of which invest exclusively in shares of Portfolios of Van Eck Worldwide Insurance Trust (the "Van Eck Trust"). Like the MS Fund, the Van Eck Trust is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of Van Eck Trust.



     The Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets, and Worldwide Emerging Markets Portfolio of the Variable Account invest in shares of the Van Eck Worldwide Bond, the Van Eck Worldwide Hard Assets, and the Van Eck Worldwide Emerging Markets Portfolios, respectively, of Van Eck Trust. Shares of the Van Eck Worldwide Bonds, the Worldwide Hard Assets, and Worldwide Emerging Markets Portfolios are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of the Portfolios from Van Eck Trust in accordance with a participation agreement between the Van Eck Trust and PMLIC. The termination provisions of this participation agreement are described below.


     The investment objectives of the Portfolios of Van Eck Trust are set forth below. The investment experience of each Subaccount depends upon the investment performance of its corresponding Portfolio. There is no assurance that these Portfolios will achieve their stated objectives.


     Van Eck Worldwide Hard Assets Portfolio seeks long-term capital appreciation by investing primarily in "Hard Assets Securities." Hard Assets Securities include equity securities of Hard Asset Companies and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. Hard Asset Companies include companies that are directly or indirectly engaged to a significant extent in the exploration, development, production or distribution of one or more of the following (together, Hard Assets); (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, pretochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic non-agricultural commodities. Income is a secondary consideration.


     Van Eck Worldwide Portfolio seeks high total return through a flexible policy of investing globally, primarily in debt securities.

     Van Eck Worldwide Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.


     The investment adviser for the Van Eck Worldwide Hard Assets, Van Eck Worldwide Bond and Van Eck Worldwide Emerging Markets Portfolios is Van Eck Associates Corporation ("Van Eck Associates"). As compensation for its services to the Worldwide Hard Assets and Worldwide Bond Portfolios, Van Eck Associates receives a monthly fee at an annual rate of 1.0% of the first $500 million of the average daily net assets of the Portfolios, 0.90% of the next $250 million of the daily net assets of the Portfolios, and 0.70% of the average daily net assets of the Portfolios in excess of $750 million. As compensation for its services to the Worldwide Emerging Markets Portfolio, Van Eck Associates receives a monthly fee at an annual rate of 1.0% of the Portfolio's average daily net assets.


     Peregrine Asset Management (Hong Kong) Limited ("PAM") serves as sub-investment adviser to the Worldwide Emerging Markets Portfolio pursuant to a sub-investment advisory agreement with Van Eck Associates. As compensation for its services, PAM is paid a monthly fee at an annual rate of 0.50% of average daily net assets by Van Eck Associates from the advisory fees it receives from Van Eck Trust with respect to this Portfolio.


     A more extensive description of Van Eck Trust, Van Eck Worldwide Hard Assets Portfolio, Van Eck Worldwide Bond Portfolio and Van Eck Worldwide Emerging Markets Portfolio, including each Portfolio's investment objectives and policies, risks, expenses and other aspects of its operations are contained in the Prospectus for the Trust that accompanies this Prospectus.


TERMINATION OF PARTICIPATION AGREEMENTS

     The participation agreements pursuant to which the Funds sell their shares to Subaccounts of the Variable Account contain varying provisions regarding termination. The following summarizes those provisions:

          The Alger American Fund. The Agreement with The Alger American Fund provides for termination: 1) by either party on 60 days written notice to the other; 2) by Alger if the Policies cease to qualify as annuity contracts or life insurance policies under the Code or the Policies are not registered, issued or sold in accordance with applicable laws; 3) by any party in the event of a material irreconcilable conflict; 4) by PMLIC in the event that formal proceedings are initiated against Alger or the distributor by the SEC or another regulator; 5) by PMLIC in the event the Portfolio or trust fails to meet the diversification requirements; 6) by PMLIC if shares are not reasonably available; 7) by PMLIC if shares of the Portfolio are not registered, issued or sold in accordance with applicable laws or applicable law precludes the use of such shares; 8) by PMLIC if Alger fails to qualify as a regulated investment company under Subchapter M of the Code; or 9) by Alger's principal underwriter if it determines that PMLIC has suffered a material adverse change in its business, operation, financial condition or prospects.

          Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II. The Agreements provide for termination 1) upon six months' advance notice by either party, 2) at PMLIC's option if shares of the Fund are not reasonably available to meet requirements of the policies,
     3) at PMLIC's option if shares of the Fund are not registered, issued, or sold in accordance with applicable laws, if the Fund ceases to qualify as a regulated investment company under the Code or for a Portfolio of the Fund in the event such Portfolio fails to meet diversification requirements under the Code, 4) at the option of the Fund or its principal underwriter if it determines that PMLIC has suffered material adverse changes in its business or financial condition or is subject to material adverse publicity, 5) at the option of PMLIC if the Fund has suffered material adverse changes in its business or financial condition or is a subject of material adverse publicity, or 6) at the option of the Fund or its principal underwriter if PMLIC decides to make another mutual fund available as a funding vehicle for its policies.

          Neuberger & Berman Advisers Management Trust. This Agreement may be terminated by either party on six months' written notice to the other.

          American Century Variable Portfolios, Inc. The agreement with American Century provides for termination 1) by PMLIC or American Century upon six months' prior written notice or in the event that formal proceedings are initiated against the other party by the SEC or another regulator, 2) by PMLIC or American Century in the event that shares of American Century subject to the agreement are not registered, offered or sold in conformity with applicable law, 3) by PMLIC upon reasonable notice if shares of one of the then available Portfolios of American Century are no longer available or upon sixty days notice if PMLIC should substitute shares of another fund or Fund for those of American Century, 4) upon assignment of the agreement unless both parties agree to the assignment in writing or upon termination of American Century's investment management agreement with Investor's Research (unless a new management agreement is entered into by American Century with Investor's Research), and 5) by American Century if PMLIC breaches the agreement.



          Van Eck Worldwide Insurance Trust. The agreement with Van Eck Trust provides for termination 1) by PMLIC or Van Eck Trust upon six months prior written notice or in the event that formal proceedings are initiated against the other party by the SEC or another regulator, 2) by PMLIC or Van Eck Trust in the event that shares of Van Eck Trust subject to the agreement are not registered, offered or sold in conformity with applicable law, 3) by PMLIC upon reasonable notice if shares of one of the then available Portfolios of Van Eck Trust are no longer available or upon sixty days' notice if PMLIC should substitute shares of another fund or Fund for those of Van Eck Trust, 4) upon assignment of the agreement unless both parties agree to the assignment in writing.


     Should an agreement between PMLIC and a Fund terminate, the Subaccounts which invest in that Fund will not be able to purchase additional shares of such Fund. In that event, Owners will no longer be able to allocate cash values or net premiums to Subaccounts investing in Portfolios of such Fund.


     Additionally, in certain circumstances, it is possible that a Fund or a portfolio of a Fund may refuse to sell its shares to a Subaccount despite the fact that the participation agreement between the Fund and PMLIC has not been terminated. Should a Fund or portfolio of such Fund decide not to sell its shares to PMLIC, PMLIC may not be able to honor requests by Owners to allocate cash values or net premiums to Subaccounts investing in shares of that Fund or portfolio.


     The Company has entered into agreements with the investment advisers of several of the Funds pursuant to which each such investment adviser will pay the Company a servicing fee based upon an annual percentage of the average aggregate net assets invested by the Company on behalf of the Variable Account. These agreements reflect administrative services provided to the Funds by the Company. Payments of such amounts by an adviser will not increase the fees paid by the Funds or their shareholders.

RESOLVING MATERIAL CONFLICTS

     The VIP Fund and VIP Fund II are used as investment vehicles for variable life insurance policies and variable annuity contracts issued by PMLIC and variable annuity contracts issued by Providentmutual Life and Annuity Company of America, a subsidiary of PMLIC. AMT is used as an investment vehicle for variable life insurance policies issued by PMLIC. In addition, the Funds, other than MS Fund, are also available to registered separate accounts of insurance companies, other than PMLIC or its affiliates, offering variable annuity and variable life insurance policies. As a result, there is a possibility that a material conflict may arise between the interests of Owners whose policy values are allocated to the Variable Account and the owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

     In addition, certain funds may sell shares to certain retirement plans qualifying under Section 401 of the Code (including cash or deferred arrangements under Section 401(k) of the Code). As a result, there is a possibility that a material conflict may arise between the interests of Owners of policies generally, or certain classes of Owners, and such retirement plans or participants in such retirement plans.

     In the event of a material conflict, PMLIC will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the Individual Fund Prospectuses for more information.

THE GUARANTEED ACCOUNT


     For information on the Guaranteed Account, see page 37.


                   DETAILED DESCRIPTION OF POLICY PROVISIONS

DEATH BENEFIT

     General. As long as the Policy remains in force, the Insurance Proceeds of the Policy will, upon due proof of the death of both Insureds (and fulfillment of certain other requirements), be paid to the named Beneficiary in accordance with the designated Death Benefit Option. The proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy. The amount payable under the designated Death Benefit Option will be increased by any additional benefits, and any dividend payable and will be decreased by any outstanding Policy loan and accrued interest and by any unpaid Monthly Deductions.


     Death Benefit Options.  The Policy provides two Death Benefit Options:
Option A and Option B. The Owner designates the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," Page 24.


     Option A. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy and (b) the Policy Account Value on the Valuation Date on or next following the last surviving Insured's date of death multiplied by the specified percentage shown in the table below:

                                   ATTAINED AGE
                                        OF
ATTAINED AGE OF                       YOUNGER
YOUNGER INSURED     PERCENTAGE        INSURED        PERCENTAGE
---------------     ----------     -------------     ----------
 40 and under        250%               60            130%
      45             215%               65            120%
      50             185%               70            115%
      55             150%          75 through 90      105%
                                   95 through 99      100%

For Attained Ages not shown, the percentages will decrease by a ratable portion for each full year.

     Illustration of Option A -- For purposes of this illustration, assume that the younger Insured is under Attained Age 40 and there is no Policy loan outstanding.

     Under Option A, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000. The specified percentage for a policy with a younger Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Death Benefit must be equal to or be greater than 2.50 times the Policy Account Value, any time the Policy Account Value exceeds $80,000 the Death Benefit will exceed the Face Amount. Each additional dollar added to the Policy Account Value will increase the Death Benefit by $2.50. Thus, a policy with a 35 year old younger Insured and a Policy Account Value of $150,000 will have a Death Benefit of $375,000 (2.50 X $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 X $300,000); a Policy Account Value of $400,000 will yield a Death Benefit of $1,000,000 (2.50 X $400,000).

     Similarly, any time the Policy Account Value exceeds $80,000, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Policy.

     Option B. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage shown in the table above. (The Policy Account Value in each case is determined on the Valuation Day on or next following the last surviving Insured's date of death.)

     Illustration of Option B -- For purposes of this illustration, assume that the younger Insured is under Attained Age 40 and there is no outstanding Policy loan.

     Under Option B, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000 plus the Policy Account Value. Thus, for example, a Policy with a $50,000 Policy Account Value will have a Death Benefit of $250,000 ($200,000 plus $50,000); and a Policy Account Value of $100,000 will yield a Death Benefit of $300,000. Since the specified percentage is 250%, the Death Benefit will be at least 2.50 times the Policy Account Value. As a result, if the Policy Account Value exceeds $133,333, the Death Benefit will be greater than the Face Amount plus the Policy Account Value. Each additional dollar added to the Policy Account Value above $133,333 will increase the Death Benefit by $2.50. A Policy with a Policy Account Value of $150,000 will therefore have a Death Benefit of $375,000 (2.50 X $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 X $300,000); and a Policy Account Value of $500,000 will yield a Death Benefit of $1,250,000 (2.50 X $500,000).
Similarly, any time the Policy Account Value exceeds $133,333, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the applicable percentage is less than the Face Amount plus the Policy Account Value, the Death Benefit will be the Face Amount plus the Policy Account Value.

     Which Death Benefit Option to Choose. If an Owner prefers to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, the Owner should choose Option B. If an Owner is satisfied with the amount of the Insureds' existing insurance coverage and prefers to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Account Value, the Owner should choose Option A.

     Change in Death Benefit Option. After the second Policy Year, at any time when the Death Benefit would be the Face Amount (if Option A is in effect) or the Face Amount plus the Policy Account Value (if Option B is in effect), the Death Benefit Option in effect may be changed by sending PMLIC a written request. No charges will be imposed to make a change in the Death Benefit Option. The effective date of any such change will be the Policy Processing Day on or next following the date PMLIC receives the written request.

     If the Death Benefit Option is changed from Option A to Option B, on the effective date of the change, the Death Benefit will not change and the Face Amount will be decreased by the Policy Account Value on that date. However, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount for Policies being issued at that time.

     If the Death Benefit Option is changed from Option B to Option A, on the effective date of the change, the Death Benefit will not change and the Face Amount will be increased by the Policy Account Value on that date.

     A change in the Death Benefit Option may affect the Net Amount at Risk over time which, in turn, would affect the monthly Cost of Insurance Charge. Changing from Option A to Option B will generally result in a Net Amount at Risk that remains level. Such a change will result in a relative increase in the cost of insurance charges over time because the Net Amount at Risk will, unless the Death Benefit is based on the applicable percentage of Policy Account Value, remain level rather than decreasing as the Policy Account Value increases. Unless the Death Benefit is based on the applicable percentage of Policy Account Value, changing from Option B to Option A will, if the Policy Account Value increases, decrease the Net Amount at Risk over time, thereby reducing the cost of insurance charge.

     The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and Net Amount at Risk can be illustrated as follows. Assume that a contract under Option A has a Face Amount of $500,000 and a Policy Account Value of $100,000 and, therefore, a Death Benefit of $500,000 and a Net Amount at Risk of $400,000 ($500,000 - $100,000). If the Death Benefit Option is changed from Option A to Option B, the Face Amount will decrease from $500,000 to $400,000 but the Death Benefit and Net Amount at Risk would remain the same. Assume that a contract under Option B has a Face Amount of $500,000 and a Policy Account Value of $50,000 and, therefore, the Death Benefit is $550,000 ($500,000 + $50,000) and a Net Amount at Risk of $500,000
($550,000 - $50,000). If the Death Benefit Option is changed from Option B to Option A, the Face Amount will increase to $550,000, but the Death Benefit and Net Amount at Risk would remain the same.

     If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, PMLIC will not effect the change.


     A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 43).


     How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Policy Account Value. The Death Benefit under Option A will vary with the Policy Account Value whenever the specified percentage of Policy Account Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Policy Account Value because the Death Benefit equals the greater of (a) the Face Amount plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage.

ABILITY TO DECREASE FACE AMOUNT

     Subject to certain limitations, an Owner may generally, at any time after the second Policy Year, decrease the Policy's Face Amount by submitting a written application to PMLIC. (Decreases are not permitted for policies issued in Virginia.) The effective date of the decrease will be the Policy Processing Day on or next following PMLIC's approval of the request. The effect of a decrease in Face Amount on Policy charges, as well as other considerations, are described below. Decreases in Face Amount may not be made within 12 months of a previous decrease.

     The amount of a Face Amount decrease must be for at least $25,000 (or such lesser amount required in a particular state). The Face Amount after any decrease may not be less than the Minimum Face Amount for Policies being issued at the time of the decrease. To the extent a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, PMLIC will not effect the decrease.


     A decrease in the Face Amount generally will decrease the total Net Amount at Risk which will decrease an Owner's monthly insurance charges. A decrease in the Face Amount may result in the imposition of a surrender charge as of the Policy Processing Day on which the decrease becomes effective. (See "Surrender Charge Upon Decrease in Face Amount," Page 31).


     Any surrender charge applicable to a decrease will be deducted from the Policy Account Value. The surrender charge will be deducted from the Separate Accounts and the Guaranteed Account based on the proportion that the value in such account bears to the total unloaned Policy Account Value. The remaining Surrender Charge will equal the charge prior to the decrease less the charge deducted in connection with such decrease.

CHANGES AFFECTING THE DEATH BENEFIT

     Owner may decrease the Face Amount. In addition, changing the level of premium payments, and, to a lesser extent, making a partial withdrawal of Net Cash Surrender Value may have consequences for the Death Benefit or charges associated therewith. The consequences of each are summarized below.

     A decrease in Face Amount will, subject to applicable percentage limitations, decrease the insurance protection. It will not reduce the Policy Account Value, except for the deduction of any surrender charge applicable to the decrease. The Monthly Deductions will generally be correspondingly lower following the decrease.

     Under Death Benefit Option A, until the applicable percentage of Policy Account Value exceeds the Face Amount, then (i) if the Owner increases the premium payments from the current level, the amount of insurance protection will generally be reduced, and (ii) if the Owner reduces the premium payments from the current level, the amount of insurance protection will generally be increased.

     Under Death Benefit Option B, until the applicable percentage of Policy Account Value exceeds the Face Amount plus the Policy Account Value, the level of premium payments will not affect the amount of insurance protection. (However, both the Policy Account Value and Death Benefit will be increased if premium payments are increased and reduced if premium payments are reduced.) Under either Death Benefit Option, if the Death Benefit is the applicable percentage of Policy Account Value, then (i) if the Owner increases premium payments from the current level, the amount of insurance protection will increase and (ii) if the Owner reduces the premium payments from the current level, the amount of insurance protection will be lower.


     A partial withdrawal of Net Cash Surrender Value will reduce the Death Benefit. It will not reduce the amount of insurance protection unless the Death Benefit is based on the applicable percentage of Policy Account Value. This is because if the Death Benefit is based on the applicable percentage, the decrease in the Death Benefit will be greater than the amount of a withdrawal. Since the primary use of a partial withdrawal is to withdraw cash which reduces the Policy Account Value, the Net Cash Surrender Value is reduced, thereby increasing the likelihood that the Policy will lapse. (See "Policy Lapse," Page 29).


HOW THE DURATION OF THE POLICY MAY VARY


     The Policy will remain in force as long as the Net Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Net Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by the Owner, the Policy will lapse and terminate without value. Notwithstanding the foregoing, during the first two Policy Years the Policy will not lapse if the Minimum Guarantee Premium has been paid. The Owner has certain rights to reinstate the Policy. (See "Reinstatement," Page 29).


POLICY ACCOUNT VALUE

     The Policy Account Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Separate Accounts, the Guaranteed Account and the Loan Account. The Policy Account Value minus any applicable Surrender Charge is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Policy Account Value in any of the Separate Accounts and, because the Policy Account Value on any future date depends upon a number of variables, it cannot be predetermined.

     The Policy Account Value and Cash Surrender Value will reflect the investment performance of the chosen Separate Accounts, the crediting of interest in excess of 4% (the guaranteed minimum) for the Guaranteed Account and the Loan Account, any Net Premiums paid, any transfers, any partial withdrawals, any loans, any loan repayments, any loan interest paid, and any charges assessed in connection with the Policy.

     Calculation of Policy Account Value. The Policy Account Value is determined first on the Policy Date and thereafter on each Valuation Day. On the Policy Date, the Policy Account Value will be the Net Premiums received less any Monthly Deductions due on the Policy Date. On each Valuation Day after the Policy Date, the Policy Account Value will be:

          (1) The aggregate of the values attributable to the Policy in each Separate Account, determined by multiplying the number of units the Policy has in the Separate Account by the Separate Account's Unit Value on that date;


          (2) The value attributable to the Policy in the Guaranteed Account (See "The Guaranteed Account," Page 37); plus



          (3) The value attributable to the Policy in the Loan Account. (See "Loan Privileges," Page 33).


     Determination of Number of Units for the Separate Accounts. Amounts allocated, transferred or added to a Separate Account under a Policy are used to purchase units of that Separate Account; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Separate Account equals the number of units purchased minus the number of units redeemed up to such time. For each Separate Account, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

     Determination of Unit Value. The unit value of a Separate Account is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Separate Account on that Valuation Day.

     Net Investment Factor. Each Separate Account or Sub-Account of a Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of a Separate Account or Sub-Account. The factor will increase to reflect investment income and capital gains, realized and unrealized, for the securities of the underlying portfolio or series. The factor will decrease to reflect any capital losses, realized or unrealized, for the securities of the underlying portfolio or series.

     The asset charge for mortality and expense risks and the transaction charge for the Zero Coupon Bond Separate Account will be deducted in determining the applicable Net Investment Factor.

PAYMENT AND ALLOCATION OF PREMIUMS


     Issuance of a Policy. In order to purchase a Policy, the proposed insureds must make application to PMLIC through a licensed PMLIC agent who is also a registered representative of 1717 Capital Management Company ("1717") or a broker/dealer having a Selling Agreement with 1717 or a broker/dealer having a Selling Agreement with such a broker/dealer. The Minimum Face Amount of a Policy under PMLIC's rules is currently $200,000 ($225,000 in New York State). PMLIC reserves the right to revise its rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. A Policy will be issued only to Insureds who individually have an Issue Age of 21 to 85 and a Joint Equal Age of 25 to 80 and who provide PMLIC with satisfactory evidence of insurability. Acceptance is subject to PMLIC's underwriting rules. PMLIC reserves the right to reject an application for any reason permitted by law. (See "Distribution of Policies," Page 49.)


     At the time the applications for the Policy are signed, the applicants can, subject to PMLIC's underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, by answering "no" to the Health Questions of the Temporary Agreement and submitting payment of the Minimum Initial Premium with the Application. The Minimum Initial Premium will equal the Minimum Annual Premium multiplied by the following factor:

                                 PREMIUM BILLING MODE
                                  SELECTED AT ISSUE               FACTOR
                      ------------------------------------------  -----
                      Annual....................................  1.000
                      Semi-annual...............................  0.500
                      Quarterly.................................  0.250
                      Monthly...................................  0.167

     The amount of temporary coverage is the lesser of the Face Amount applied for or $500,000. This coverage will end on the earliest of: (a) the 90th day from the date of application; (b) the date that insurance takes effect under the Policy; (c) the date a policy, other than as applied for, is offered to the Applicant; or (d) five days from the date PMLIC mails a notice of termination of coverage.

     Where Minimum Initial Premium is not submitted with the application, it must be submitted when the Policy is delivered.

     Amount and Timing of Premiums. Each premium payment must be for at least $25. Subject to certain limitations described below, an Owner has considerable flexibility in determining the amount and frequency of premium payments.

     At the time of application, the Owner will select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payment. The Owner is entitled to receive a premium reminder notice from PMLIC at the specified interval. The Owner is not required to pay the Planned Periodic Premiums in accordance with the specified schedule. The Owner has the flexibility to alter the amount, frequency and time period over which premiums are paid.

     Payment of the Planned Periodic Premiums will not guarantee that the Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. Thus, even if Planned Periodic Premiums are paid, the Policy will lapse whenever the Net Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by the Owner.

     Under the Automatic Payment Plan, the Owner can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed".

     Unless prohibited by a particular state (i.e., New York) any payments made while there is an outstanding Policy loan will be applied as loan repayments, unless PMLIC is notified in writing that the amount is to be applied as a premium payment. (Payments made under New York Policies will be treated as premium payments and will only be applied as loan repayments if the Owner specifically requests).

     Premium Limitations. With regard to a Policy's inside build-up, the Internal Revenue Code of 1986 (the "Code") provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed such limits. If at any time a premium is paid which would result in total premiums exceeding such limits, PMLIC will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. The excess will be refunded. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of a Policy's Death Benefit over the Policy's Cash Surrender Value would still be excludable from gross income under the Code.


     The maximum premium limitations set forth in the Code depend in part upon the amount of the Death Benefit at any time. As a result, any Policy changes which affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, PMLIC will not effect such change. (See "Federal Income Tax Considerations," Page 42).


     Unless the Insureds provide satisfactory evidence of insurability, PMLIC reserves the right to limit the amount of any premium payment if it increases the Death Benefit more than it increases the Policy Account Value.

     Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Expense Charge. The application for the Policy will indicate how Net Premiums should be allocated among the Separate Accounts and/or the Guaranteed Account. The percentages of each Net Premium that may be allocated to any account must be in whole numbers and the sum of the allocation percentages must be 100%. PMLIC will allocate the Net Premiums on the date it receives such premium at its Home Office.


     Where state law requires a refund of premiums paid when a policy is returned under the Free-Look provision (See "Free-Look for Policy," Page 36) any portion of the Initial Premium and any subsequent premiums received by PMLIC before the expiration of a 15-day period beginning on the later of the Policy Issue Date or the date PMLIC receives the Minimum Initial Premium, which are to be allocated to the Separate Accounts will be allocated to the Money Market Separate Account. At the end of the 15-day period, PMLIC will allocate the amount in the Money Market Separate Account to each of the chosen Separate Accounts based on the proportion that the allocation percentage for such Separate Account bears to the sum of the Separate Account premium allocation percentages.


     For example, assume a Policy was issued with Net Premiums allocated 25% to the Growth Separate Account, 25% to the Bond Separate Account and 50% to the Guaranteed Account. During the 15-day period stated above, 50% (25% + 25%) of the premiums will be allocated to the Money Market Separate Account.

At the end of the 15-day period, 50% (25% / 50%) of the amount in the Money Market Separate Account will be transferred to the Growth Separate Account and 50% to the Bond Separate Account.

     For premium payments received after the 15-day period, Net Premiums will be allocated based on the allocation percentages then in effect. The allocation schedules may be changed at any time by providing PMLIC with written notice.

     The values of the Separate Accounts will vary with their investment experience and the Owner bears the entire investment risk. Owners should periodically review their allocation schedule in light of market conditions and the Owner's overall financial objectives.

     Transfers. The Owner may transfer the Policy Account Value between and among the Separate Accounts, the Subaccounts of the Variable Account and the Guaranteed Account by making a written transfer request to PMLIC. The amount transferred each time must be at least $1,000, unless the total value in an account is less than $1,000, in which case the entire amount will be transferred. Transfers between and among the Separate Accounts (and/or Subaccounts) are made as of the Valuation Day that the request for transfer is received at the Home Office.

     The Owner may, at any time, transfer all or part of the amount in one of the Separate Accounts (or Sub-Account) to another Separate Account (or Subaccount) and/or to the Guaranteed Account. (For transfers from the Guaranteed Account to the Separate Accounts, see "Transfers from Guaranteed Account," Page
38).

     After four transfers have been made in any Policy Year, a $25 transfer charge will be deducted from each transfer during the remainder of such Policy Year. All transfers included in a request are treated as one transfer transaction. Transfers resulting from Policy loans, the exercise of exchange privileges, and the reallocation from the Money Market Separate Account following the 15-day period after the Issue Date, will not be subject to a transfer charge and will not count against the four free transfers in any Policy Year. Under present law, transfers are not taxable transactions.

     Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. Lapse will only occur when the Net Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy and the Grace Period expires without a sufficient payment. During the first two Policy Years, the Policy will not lapse if the Minimum Guarantee Premium has been paid.

     The Policy provides for a 61-day Grace Period that is measured from the date on which notice is sent by PMLIC. Thus, the Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. In order to prevent lapse, the Owner must during the Grace Period make a premium payment equal to three Monthly Deductions. The notice sent by PMLIC will specify the payment required to keep the Policy in force. Failure to make a sufficient payment within the Grace Period will result in lapse of the Policy without value.

     Reinstatement. A Policy that lapses without value may be reinstated at any time within three years (or longer period required in a particular state) after the expiration of the Grace Period and before the Final Policy Date by submitting evidence of insurability satisfactory to PMLIC for both Insureds or evidence for the last surviving Insured and due proof that the first death occurred before the date of lapse. Payment of an amount sufficient to keep the Policy in force for at least three months following the effective date of reinstatement, which is the date the reinstatement application is approved, is also required. Upon reinstatement, the Policy Account Value will be based upon the premium paid to reinstate the Policy and the Policy will be reinstated with the same Policy Date as it had prior to the lapse.

                             CHARGES AND DEDUCTIONS

     Charges will be deducted in connection with the Policy to compensate PMLIC for (a) providing the insurance benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy.

PREMIUM EXPENSE CHARGE

     Prior to allocation of Net Premiums, premiums paid are reduced by a Premium Expense Charge which consists of a Premium Tax Charge, a Percent of Premium Charge and a Federal Tax Charge.

     Premium Tax Charge. Various states and some of their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state and range from 0.75% to 3.5%. A deduction of a percentage of the premium will be made from each premium payment. The applicable percentage will be based on the rate for the Insureds' residence.

     Percent of Premium Sales Charge. In Policy Years 1 to 10, 5% will be deducted from each premium payment to partially compensate PMLIC for the cost of selling the Policy. At the present time, PMLIC does not intend to apply this charge to premiums paid after Policy Year 10, but reserves the right to do so.

     Federal Tax Charge. PMLIC will deduct 1.25% from each premium payment to cover the cost of Federal taxes resulting from its receipt of such premium payment under the Policy. Section 848 of the Internal Revenue Code (enacted by the Omnibus Budget Reconciliation Act of 1990) ties PMLIC's corporate tax liability (i.e., "tax burden"), in part, to the receipt of such premium payments. PMLIC represents that this charge is reasonable in relation to its increased tax burden under Section 848 of the Code. In addition, PMLIC reserves the right to change the amount of this charge if the applicable Federal tax law changes PMLIC's tax burden.

SURRENDER CHARGE

     A Surrender Charge, which consists of a Deferred Administrative Charge and a Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time before the end of the fifteenth Policy Year. For Policies sold to residents of New York State, the Surrender Charge applies during the first 12 Policy Years. A portion of this Surrender Charge will be deducted if the Owner decreases the Initial Face Amount before the end of the fifteenth Policy Year (12 Policy Years for New York Policies).

     The Surrender Charge is designed partially to compensate PMLIC for the cost of administering and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, and any advertising and underwriting costs. PMLIC does not expect the surrender charge to cover all of these costs. To the extent that they do not, PMLIC will cover the short-fall from its general account assets, which may include profits from the mortality and expense risk charge.

     Deferred Administrative Charge. The Deferred Administrative Charge is as follows:

                                                              FOR NEW YORK POLICIES
                                                  ---------------------------------------------
                         CHARGE PER                                        CHARGE PER
 POLICY YEAR    $1,000 OF INITIAL FACE AMOUNT      POLICY YEAR    $1,000 OF INITIAL FACE AMOUNT
-------------   -----------------------------     -------------   -----------------------------
1-11                        $1.50                 1-8                         $1.50
12                           1.20                 9                            1.20
13                            .90                 10                            .90
14                            .60                 11                            .60
15                            .30                 12                            .30
16 and after                    0                 13 and after                    0


     The actual Deferred Administrative Charge will be the charge described above less the amount of any Deferred Administrative Charge previously paid at the time of a decrease in Face Amount.


     Deferred Sales Charge. The Deferred Sales Charge will not exceed the Maximum Deferred Sales Charge specified in the Policy. During Policy Years 1 through 11 (Policy Years 1 through 8 for New York), this maximum equals: for Joint Equal Ages 25 through 71, 50% of the Surrender Charge Target Premium for the Face Amount; for Joint Equal Ages 72 through 75, 40% of the Surrender Charge Target Premium; and for Joint Equal Ages 76 through 80, 30% of the Surrender Charge Target Premium. The Maximum Deferred

Sales Surrender Charge decreases by 20% of the original amount each year in Policy Years 12 through 15 (Policy Years 9 through 12 for New York).

                                                                                            FOR NEW YORK POLICIES
                                        POLICY YEAR                                              POLICY YEAR
    JOINT EQUAL    -----------------------------------------------------     ----------------------------------------------------
        AGES       1-11     12      13      14      15      16 AND AFTER     1-8      9      10      11      12      13 AND AFTER
   --------------  ----     ---     ---     ---     ---     ------------     ---     ---     ---     ---     ---     ------------
        25-71       50%      40%     30%     20%     10%          0          50%      40%     30%     20%     10%          0
        72-75       40       32      24      16       8           0          40       32      24      16       8           0
        76-80       30       24      18      12       6           0          30       24      18      12       6           0

The Deferred Sales Charge actually imposed will equal the lesser of this maximum and an amount equal to 25% of the premiums actually received during the first Policy Year up to one Surrender Charge Target Premium plus 4% of all other premiums paid to the date of surrender or lapse, less any Deferred Sales Charge previously paid at the time of a decrease in Face Amount.

     Surrender Charge Upon Decrease in Face Amount. A Surrender Charge may be deducted on a decrease in Face Amount. In the event of a decrease, the Surrender Charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the Face Amount immediately prior to the decrease and multiplying the result by the Surrender Charge.

     Allocation of Surrender Charge. The Surrender Charge will be deducted from the Policy Account Value. For surrender charges resulting from Face Amount decreases, that part of any such surrender charge will reduce the Policy Account Value and will be allocated among the accounts based on the proportion that the value in each of the Separate Accounts and the Guaranteed Account Value bear to the total unloaned Policy Account Value.

MONTHLY DEDUCTIONS

     Charges will be deducted from the Policy Account Value on the Policy Date and on each Policy Processing Day to compensate PMLIC for administrative expenses and for the insurance coverage provided by the Policy. The Monthly Deduction consists of four components -- (a) the cost of insurance, (b) insurance underwriting and expenses in connection with issuing the Policy, (c) administrative expenses, and (d) the cost of any additional benefits provided by rider. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction may vary in amount from month to month. The Monthly Deduction will be deducted from the Separate Accounts and the Guaranteed Account in accordance with the allocation percentages for Monthly Deductions chosen by the Owner at the time of application, or as later changed by PMLIC pursuant to the Owner's written request.

     If a monthly deduction cannot be made on the basis of the allocation schedule then in effect, the deduction will be made based on the allocation of Policy Account Value among the Owner's Guaranteed Account Value and the value in any Separate Account and/or Subaccount.

     Cost of Insurance. Because the cost of insurance depends upon several variables, the cost for each Policy Month can vary. PMLIC will determine the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate by the Net Amount at Risk for each Policy Month.

     The Net Amount at Risk on any Policy Processing Day is the amount by which the Death Benefit exceeds the Policy Account Value. In calculating the cost of insurance charge, the rate is applied to the Net Amount at Risk. Any change in the Net Amount at Risk will affect the total cost of insurance charges paid by the Owner.

     Cost of Insurance Rate. The cost of insurance rate will be based on the Issue Age, Sex and Premium Class of each Insured and Duration. The actual monthly cost of insurance rates will be based on PMLIC's expectations as to future mortality and expense experience. They will not, however, be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed maximum rates are based on the Issue Age, Sex, Premium Classes of each Insured, the Duration, and the 1980 Commissioners

Standard Ordinary Smoker/Nonsmoker Mortality Table. Any change in the cost of insurance rates will apply to all pairs of Insureds with the same Issue Ages, Sexes, and Premium Classes and Duration.

     Premium Class. The Premium Classes of the Insureds will affect the cost of insurance rates. PMLIC currently places Insureds into standard classes and classes with extra ratings which reflect higher mortality risks. In an otherwise identical Policy, Insureds in the standard class will have a lower cost of insurance than Insureds in a class with extra ratings. The Standard Premium Class is divided into three categories: smoker, nonsmoker and preferred. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class. Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as nonsmokers.


     Administrative Charges. PMLIC administers the Policy and the Separate Accounts and, therefore, will incur certain ordinary administrative expenses and certain issuance expenses. There are two administrative charges, the Initial Administrative Charge and the Monthly Administrative Charge.


     Initial Administrative Charge. An Initial Administrative Charge of $17.50 plus $0.11 per $1,000 of Initial Face Amount will be deducted from the Policy Account Value on each of the first 12 Policy Processing Days as part of the Monthly Deduction. The Initial Administrative Charge is intended to reimburse PMLIC for administrative expenses in connection with the issuance of the Policy, including medical exams, review of applications for insurance, underwriting decisions and processing of the applications, establishing Policy records, and Policy issue.

     Monthly Administrative Charge. A Monthly Administrative Charge (presently $7.50 plus $0.01 per $1,000 of Face Amount) will be deducted from the Policy Account Value on the Policy Date and each Policy Processing Day as part of the Monthly Deduction. This charge may be increased, but in no event will it be greater than $12 plus $0.03 per $1,000 of Face Amount per month. This charge is intended to reimburse PMLIC for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs.

     Additional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable Rider.

PARTIAL WITHDRAWAL CHARGE

     A charge of $25 will be deducted from the Policy Account Value for each partial withdrawal of Net Cash Surrender Value. This charge is intended to compensate PMLIC for the administrative costs in effecting the requested payment and in making all calculations which may be required by reason of the partial withdrawal.

TRANSFER CHARGE


     After four transfers have been made in any Policy Year, a transfer charge of $25 will be deducted for each transfer during the remainder of such Policy Year to compensate PMLIC for the costs of processing such transfers.


     The transfer charge will be deducted from the amount being transferred. The transfer charge will not apply to transfers resulting from Policy loans, the exercise of special transfer rights and the initial reallocation of account values from the Money Market Separate Account to other Separate Accounts. These transfers will not count against the four free transfers in any Policy Year.

CHARGES AGAINST THE SEPARATE ACCOUNTS

     Mortality and Expense Risk Charge. A daily charge will be deducted from the value of the net assets of the Separate Accounts to compensate PMLIC for mortality and expense risks assumed in connection with the Policy. This charge will be deducted at an annual rate of 0.60% (or a daily rate of .001644%) of the average daily net assets of each Separate Account. This charge may be increased, but in no event will it be greater than an annual rate of 0.90% of the average daily net assets of each Separate Account. The mortality risk assumed by PMLIC is that Insureds may live for a shorter time than projected and, therefore, greater death benefits than expected will be paid in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges provided in the Policy.

     If the Mortality and Expense Risk Charge proves insufficient, PMLIC will provide for all death benefits and expenses and any loss will be borne by PMLIC. Conversely, PMLIC will realize a gain from this charge to the extent all money collected from this charge is not needed to provide for benefits and expenses under the Policies.


     Asset Charge Against Zero Coupon Bond Separate Account. PMLIC makes a daily asset charge against the assets of the Zero Coupon Bond Separate Account. This charge is to reimburse PMLIC for transaction charges paid directly by PMLIC to Merrill Lynch, Pierce, Fenner & Smith on the sale of Zero Coupon Trust units to the Zero Coupon Bond Separate Account. PMLIC pays these amounts from General Account assets. The amount of the asset charge currently is equivalent to an annual rate of 0.25% (.000685% per day) of the average daily net assets of each Sub-Account. This amount may be increased in the future, but in no event will it exceed an annual rate of 0.50%.


OTHER CHARGES

     The Separate Accounts purchase shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. The fees and expenses for the Funds and their Portfolios are described briefly in connection with a general description of each Fund.

     More detailed information is contained in the Funds and the Zero Coupon Trust Prospectuses which are attached to or accompany this Prospectus.

                                CONTRACT RIGHTS

LOAN PRIVILEGES

     General. The Owner may at any time after the Issue Date borrow money from PMLIC using the Policy as the only security for the loan. The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum required in a particular state) but not exceeding the Policy's Net Cash Surrender Value on the date of the loan. While either Insured is living, the Owner may repay all or a portion of a loan and accrued interest.

     Interest Rate Charged. The interest rate charged on Policy loans will be at the fixed rate of 6% per year. Interest is due at the end of each Policy Year. If interest is not paid when due, it will be added to the loan balance and bear interest at the same rate.

     Allocation of Loans and Collateral. PMLIC will allocate the amount of a Policy loan among the Separate Accounts (and Subaccounts) and/or the Guaranteed Account based upon the proportion that the value of the Separate Accounts (and Subaccounts) and/or the Guaranteed Account Value bear to the total unloaned Policy Account Value at the time the loan is made.

     The collateral for a Policy loan will be the loan amount plus accrued interest to the next Policy Anniversary, less interest at 4% per annum which will be earned to such Policy Anniversary. PMLIC will deduct the collateral for the loan from each account based on the loan allocation and transfer this amount to the Loan Account. The collateral for any existing loan will be recalculated:
(a) when loan interest is repaid or treated as part of the loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

     Interest Credited to Loan Account. As long as the Policy is in force, PMLIC will credit the amount in the Loan Account with interest at effective annual rates it determines, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination. Loan interest credited will be transferred to the accounts: (1) when loan interest is paid or treated as part of the loaned amount; (2) when a loan repayment is made; and (3) when a new loan is made.

     Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Policy Account Value, the Cash Surrender Value, and Net Cash Surrender Value and may permanently affect the Death Benefit under the Policy. The effect on the Policy Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Separate Accounts (or Sub-accounts) and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate is less than the investment experience of assets held in the Separate Accounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Proceeds will be reduced by the amount of any outstanding Policy loan.

     Loan Repayments. Unless prohibited by a particular state, PMLIC will assume that any payments made while there is an outstanding loan on the Policy is a loan repayment, unless it receives written instructions that it is a premium payment. Repayments up to the amount of the outstanding loan will be allocated to the accounts based on the amount of the outstanding loan allocated to each account as of the date of repayment; any repayment in excess of the amount of the outstanding loan will be allocated to the accounts based on the amount of interest due on the portion of the outstanding loan allocated to each account. For this purpose, the amount of the interest due is determined as of the next Policy Anniversary.


     Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Net Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See "How the Duration of the Policy May Vary," Page 26 and "Policy Lapse," Page 29.) In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page 43.)



     Tax Considerations. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions from Policies Classified as Modified Endowment Contracts," Page 44).


SURRENDER PRIVILEGE

     After the first Policy Year, at any time before the earlier of the death of the last surviving Insured and the Final Policy Date, the Owner may surrender the Policy for its Net Cash Surrender Value. The Net Cash Surrender Value is the Policy Account Value minus any Policy loan and accrued interest and less any surrender charges. The Net Cash Surrender Value will be determined by PMLIC on the date it receives, at its Home Office, a surrender request signed by the Owner. Coverage under the Policy will end on the day the Owner mails or otherwise sends the written surrender request to PMLIC.


     A surrender may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 43).


PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE


     At any time before the earlier of the death of the last surviving Insured and the Final Policy Date, the Owner may withdraw a portion of the Policy's Net Cash Surrender Value. The minimum amount which may be withdrawn is $1,500. A Partial Withdrawal Charge will be deducted from the Policy Account Value (See "Partial Withdrawal Charge," Page 32). A partial withdrawal will not result in the imposition of Surrender Charges. (See "Surrender Charge," Page 30.)

     The amount of the partial withdrawal and the Partial Withdrawal Charge will be allocated based on the proportion that the value in the Separate Accounts (or any Subaccount) and the Guaranteed Account Value bear to the total unloaned Policy Account Value.


     The effect of a partial withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Policy Account Value. (See "Death Benefit Options," Page 23.)


     Option A. The effect of a partial withdrawal on the Face Amount and Death Benefit under Option A can be described as follows:

          If the Death Benefit equals the Face Amount, a partial withdrawal will reduce the Face Amount and the Death Benefit by the amount of the partial withdrawal.

          For the purposes of this illustration (and the following illustrations of partial withdrawals), assume that the Attained Age of the younger Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for a younger Insured with an Attained Age under 40.

          Under Option A, a contract with a Face Amount of $300,000 and a Policy Account Value of $30,000 will have a Death Benefit of $300,000. Assume that the policyowner takes a partial withdrawal of $10,000. The partial withdrawal will reduce the Policy Account Value to $19,975
     ($30,000 - $10,000 - $25) and the Death Benefit and Face Amount to $290,000 ($300,000 - $10,000).

          If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Face Amount will be reduced by an amount equal to the amount of the partial withdrawal. The Death Benefit will be reduced to equal the greater of (a) the Face Amount after the partial withdrawal, and (b) the applicable percentage of the Policy Account Value after deducting the amount of the partial withdrawal and the expense charge.

          Under Option A, a policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000. Assume that the policyowner takes a partial withdrawal of $49,975. The partial withdrawal will reduce the Policy Account Value to $250,000 ($300,000 - $49,975 - $25) and the Face Amount to $250,025 ($300,000 - $49,975). The
     Death Benefit is the greater of (a) the Face Amount of $250,025 and (b) the applicable percentage of the Policy Account Value $625,000
     ($250,000 X 2.5). Therefore, the Death Benefit will be $625,000.

     Option B. The Face Amount will never be decreased by a partial withdrawal. A partial withdrawal will, however, always decrease the Death Benefit.

          If the Death Benefit equals the Face Amount plus the Policy Account Value, a partial withdrawal will reduce the Policy Account Value by the amount of the partial withdrawal and expense charge and thus the Death Benefit will also be reduced by the amount of the partial withdrawal and the expense charge.

          Under Option B, a policy with a Face Amount of $300,000 and a Policy Account Value of $90,000 will have a Death Benefit of $390,000
     ($300,000 + $90,000). Assume the policyowner takes a partial withdrawal of $20,000. The partial withdrawal will reduce the Policy Account Value to $69,975 ($90,000 - $20,000 - $25) and the Death Benefit to $369,975
     ($300,000 + $69,975). The Face Amount is unchanged.

          If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Policy Account Value after deducting the partial withdrawal and expense charge and (b) the applicable percentage of Policy Account Value after deducting the amount of the partial withdrawal and the expense charge.

          Under Option B, a policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000
     ($300,000 X 2.5). Assume the policyowner takes a partial withdrawal of $149,975. The partial withdrawal will reduce the Policy Account Value to $150,000

     ($300,000 $149,975 - $25) and the Death Benefit to the greater of (a) the Face Amount plus the Policy Account Value $450,000 ($300,000 + $150,000) and (b) the Death Benefit based on the applicable percentage of the Policy Account Value $375,000 ($150,000 X 2.5). Therefore, the Death Benefit will be $450,000. The Face Amount is unchanged.


     Because a partial withdrawal can affect the Face Amount and the Death Benefit as described above, a partial withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. (See "Cost of Insurance," Page 31). A request for partial withdrawal may not be allowed if or to the extent such withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a partial withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, PMLIC will not allow such partial withdrawal.



     A partial withdrawal of Net Cash Surrender Value may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 43).


FREE-LOOK PRIVILEGE

     Free-Look for Policy. The Policy provides for an initial Free-Look Period. The Owner may cancel the Policy until the latest of: (a) 45 days after Part I of the application for the Policy is signed; (b) 10 days after the Owner receives the Policy; and (c) 10 days after PMLIC mails the Notice of Withdrawal Right to the Owner. Upon giving notice of cancellation and returning the Policy, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date the returned Policy is received by PMLIC at its Home Office or the PMLIC representative through whom the Policy was purchased; plus (ii) any Premium Expense Charges deducted from premiums paid; plus (iii) any Monthly Deductions charged against the accounts; plus (iv) any Mortality and Expense Risk charges deducted from the value of the net assets of the Separate Accounts attributable to the Policy; plus (v) any advisory fees and any other fees and expenses of the Fund.

     When state law requires a refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the Policy and will not reflect the investment experience of the Separate Accounts or interest earnings for the Guaranteed Account.

SPECIAL TRANSFER AND CONVERSION RIGHTS

     Transfer Right for Policy. During the first two years following Policy issue, the Owner may, on one occasion, transfer the entire Policy Account Value in the Separate Accounts (or a Subaccount) to the Guaranteed Account without such transfer counting toward the four transfers permitted without charge during a Policy Year. If such transfer is made after four transfers have been made during a Policy Year, no transfer charge will be deducted. After exercising this transfer right, all subsequent Net Premiums will be allocated to the Guaranteed Account.

     Transfer Right for Change in Investment Policy of Separate Account or Subaccount. In accordance with the variable life insurance regulations of certain states, if the investment policy of a Separate Account or Subaccount is materially changed, the Owner may transfer the portion of the Policy Account Value in such Separate Account to another Separate Account (or Subaccount) or to the Guaranteed Account without having such transfer count toward the four transfers permitted without charge during a Policy Year. If such transfer is made after four transfers have been made during a Policy Year, no transfer charge will be deducted.


     Telephone Transfers. Transfers will be made based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization is provided to PMLIC. PMLIC reserves the right to suspend telephone transfer privileges at any time, for any class of policies, for any reason.



     PMLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if it follows such procedures it will not be liable for any losses due to unauthorized or fraudulent instructions. PMLIC, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures PMLIC will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction and making a tape-recording of the instructions given by telephone.



     Automatic Asset Rebalancing. Automatic asset rebalancing is a feature which, if elected, authorizes periodic transfers of policy values among the separate accounts or subaccounts in order to maintain the allocation of such values in percentages that match the then current premium allocation percentages. Election of this feature may occur at the time of application or at any time after the policy is issued by properly completing the election form and returning it to PMLIC. The election may be revoked at any time. Rebalancing may be done annually. Rebalancing will not occur when the total value in the separate accounts or subaccounts is less than $1,000. PMLIC reserves the right to suspend automatic asset rebalancing at any time, for any class of policies or contracts, for any reason.


                             THE GUARANTEED ACCOUNT

     An Owner may allocate some or all of the Net Premiums and transfer some or all of the Policy Account Value to the Guaranteed Account, which is part of PMLIC's General Account and pays interest at declared rates guaranteed for each calendar year (subject to a minimum guaranteed interest rate of 4%). The principal, after deductions, is also guaranteed. PMLIC's General Account supports its insurance and annuity obligations. The Guaranteed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Account nor PMLIC's General Account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither PMLIC's General Account, the Guaranteed Account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts which are included in this Prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     The portion of the Policy Account Value allocated to the Guaranteed Account will be credited with rates of interest, as described below. Since the Guaranteed Account is part of PMLIC's General Account, PMLIC assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to PMLIC's general liabilities from business operations.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

     The Guaranteed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 4%. PMLIC will credit the Guaranteed Account Value with current rates in excess of the minimum guarantee but is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since PMLIC, in its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Guaranteed Account Value will be credited with different current interest rates. The interest rate to be credited to each amount allocated or transferred to the Guaranteed Account will apply to the end of the calendar year in which such amount is received or transferred. At the end of the calendar year, PMLIC reserves the right to declare a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Guaranteed Account on that date). The rate declared on such amount and accrued interest thereon at the end of each calendar year will be guaranteed for the following calendar year. Any interest credited on the amounts in the Guaranteed Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of PMLIC. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Amounts deducted from the Guaranteed Account for partial withdrawals, Policy loans, transfers to the Separate Accounts, Monthly Deductions or other changes are currently, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method. For example, a withdrawal is satisfied by taking out Guaranteed Account Value attributable to the amount most recently transferred or allocated to the Guaranteed Account.

     PMLIC reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than a calendar year (except for the year in which such amount is received or transferred).

     Calculation of Guaranteed Account Value. The Guaranteed Account Value at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

     Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows: for amounts in the account for the entire Policy Month, from the beginning to the end of the month; for amounts allocated to the account during the prior Policy Month, from the date the Net Premium or loan repayment is allocated to the end of the month; for amounts transferred to the account during the Policy Month, from the date of transfer to the end of the month; and for amounts deducted or withdrawn from the account during the prior Policy Month, from the beginning of the month to the date of deduction or withdrawal.

TRANSFERS FROM GUARANTEED ACCOUNT

     Within 30 days prior to or following any Policy Anniversary, one transfer is allowed from the Guaranteed Account to any or all of the Separate Accounts (or Subaccounts). The amount transferred from the Guaranteed Account may not exceed 25% of the value of such account. If the written request for such transfer is received prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary; if the written request is received after the Policy Anniversary, the transfer will be made as of the date PMLIC receives the written request at its Home Office.

                            OTHER POLICY PROVISIONS

     Amount Payable on Final Policy Date. If one of the Insureds is living on the Final Policy Date (at the younger Insured's Attained Age 100), PMLIC will pay the Owner the Policy Account Value less any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Final Policy Date.

     Payment of Policy Benefits. Insurance Proceeds under a Policy will ordinarily be paid to the Beneficiary within seven days after PMLIC receives proof of the death of both Insureds at its Home Office and all other requirements are satisfied. Interest at the annual rate of 3% or any higher rate declared by PMLIC or required by law is paid on the Insurance Proceeds from the date of death of the last surviving Insured until the payment is made.

     Any amounts payable as a result of the exercise of the free-look right, surrender, partial withdrawal, or Policy loan will ordinarily be paid within seven days of receipt of written request at PMLIC's Home Office in a form satisfactory to PMLIC. In order to be satisfactory, a request must contain all information necessary to process the transaction and be signed by the contract Owner.

     Generally, the amount of a payment will be determined as of the date of receipt by PMLIC of all required documents. However, PMLIC may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of PMLIC policyholders. PMLIC also may defer the determination or payment of amounts from the Guaranteed Account for up to six months.

     The Owner may decide the form in which proceeds will be paid. Before the death of the last surviving Insured, the Owner may arrange for the Insurance Proceeds to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value and for payment of the Policy Account Value on the Final Policy Date. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Insurance Proceeds in a lump sum or under a Settlement Option.

     The Contract. The Policy and a copy of the applications attached thereto are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only the President or a Vice President of PMLIC can agree to change or waive any provisions of the Policy and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

     Ownership. The Owner is the Insureds, jointly unless a different Owner is named in the application or thereafter changed. After the death of the first Insured, the surviving Insured will be the Owner, unless otherwise provided. While both or one of the Insureds is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by PMLIC. If the Insureds and the Owner are not the same, and the Owner dies while an Insured is living, these rights will vest in the estate of the Owner, unless otherwise provided.

     Beneficiary. The Beneficiary is designated in the application for the Policy, unless thereafter changed by the Owner before the death of the last surviving Insured by written notice to PMLIC. Any Insurance Proceeds for which there is not a designated Beneficiary surviving at the death of the last surviving Insured are payable in a single sum to the executors or administrators of the last surviving Insured.

     Change of Owner and Beneficiary. As long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to PMLIC. The change will take effect as of the date it is signed, whether or not one of the Insureds is living when the request is received by PMLIC. PMLIC will not be responsible for any payment made or action taken before it receives the written request.

     Split Dollar Arrangements. The Owner or Owners may enter into a Split Dollar Arrangement between each other or another person or persons whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Death Proceeds) are split between the parties. There are different ways of allocating such rights. No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on PMLIC unless in writing and received by PMLIC. The parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

     Assignments. The Owner may assign any and all rights under the Policy. No assignment binds PMLIC unless in writing and received by PMLIC. PMLIC assumes no responsibility for determining whether an assignment is valid and the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.

     Misstatement of Age and Sex. If the age or sex of either Insured has been misstated in the applications, the Death Benefit and any benefits provided by riders will be such as the most recent Monthly Deductions would have provided at the correct ages and sexes of the Insureds.

     Suicide. PMLIC's liability is limited to payment of a sum equal to the premiums paid less any Policy loan and accrued interest on such loan and any partial withdrawals if:

          (a) both Insureds commit suicide within two years of the Policy Issue Date (except where state law requires a shorter period) and within 90 days of each other; or

          (b) the last surviving Insured dies by suicide within such two year period and within 90 days of the death of the first of the Insureds to die; or

        (c) the last surviving Insured lives for more than 90 days beyond the date that the first Insured's death occurred by suicide and does not exchange the Policy as described below.

     During the 90 day period following the date that the first Insured dies by suicide, the surviving Insured may exchange the survivorship policy, without evidence of insurability, for a fixed-benefit policy issued by

PMLIC on the life of such surviving Insured. The Policy Issue Date for the new policy will be the 91st day after the date of the first Insured's death. In the event one of the Insureds commits suicide within two years of the Policy Issue Date and the surviving Insured does not exercise this exchange right, coverage under the Policy will end on the 91st day following such death.

     If one of the Insureds commits suicide within two years of the Policy Issue Date and the surviving Insured dies, other than by suicide, within 90 days of the date of the first death, PMLIC will pay the Insurance Proceeds to the Beneficiary.

     Incontestability. The Policy will be incontestable after it has been in force during each Insured's lifetime for two years from the Issue Date (or such other date as required by state law). Similar incontestability will apply to reinstatement after it has been in force during each Insured's lifetime for two years from its effective date. Before such times, however, PMLIC may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

     Dividends. The Policy is participating; however, no dividends are expected to be paid on the Policy.

     If dividends are ever declared, they will be paid under one of the following options:

          (a) Paid in cash; or

          (b) Applied as a Net Premium.

     The Owner must choose an option at the time the application for the Policy is signed. If no option is chosen, any dividend will be applied as a Net Premium payment. The Owner may change the option by giving written notice to PMLIC.

     Settlement Options. In lieu of a single sum payment on death or surrender, an election may be made to apply the proceeds under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

     Proceeds at Interest Option. Left on deposit to accumulate with PMLIC with interest payable at a rate of at least 3% per year.

     Instalments of a Specified Amount Option. Payable in equal instalments until proceeds applied under the Option and interest on the unpaid balance at 3% per year and any additional interest are exhausted.

     Instalments for a Specified Period Option. Payable in the number of equal monthly instalments set forth in the election. Payments may be increased by additional interest which would increase the instalments certain. The guaranteed interest rate is 3% per year.

     Life Income Option. Payable in equal monthly instalments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the Option are exhausted, as elected.

     Joint and Survivor Life Income. Payable in equal monthly instalments during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months, as elected.


                            SUPPLEMENTARY BENEFITS.



     The following supplementary benefits, which are subject to the restrictions and limitations set forth therein, may be included in a Policy:


     Disability Waiver Benefit. Subject to certain age and underwriting restrictions, the Policy may include a Disability Waiver Benefit Rider for either or both Insureds providing that in the event of such Insured's total disability before Attained Age 60 and continuing for at least six months, PMLIC will apply a premium payment to the Policy on each Policy Processing Day during the first two Policy Years (the amount of the payment will be based on the Minimum Annual Premium). PMLIC will also waive all monthly deductions after the commencement of and during the continuance of such total disability after the first two Policy Years. If this rider is added, the Monthly Deduction will be increased to include the cost of this rider.

     Policy Split Option. Under certain circumstances, the Policy can be split on a 50/50 basis into two fixed-benefit life insurance policies, one on the life of each Insured, with evidence of insurability. A policy split can be made if a final divorce decree is issued with respect to the marriage of the two Insureds or if the Federal Estate Tax law is changed resulting in removal of the unlimited marital deduction or a reduction of at least 50% in the estate taxes payable on death. The Face Amount and Policy Account Value less Policy loans and accrued interest will be divided evenly between the two new policies. For a discussion of the tax consequences of a policy split see "Taxation of Policy Split" on page 44.

     Change of Insured. Upon request, the Policy may include a Change of Insured Rider by which one of the Insureds under a Policy may be changed to a New Insured, subject to certain conditions and evidence of insurability. The Monthly Deduction for cost of insurance will be changed to that for the New Insured and the Remaining Insured as of the effective date of the change. Making a change under this Rider may have adverse federal income tax consequences. Accordingly, the Owner should consult a tax adviser before deciding to exercise a change under this Rider.


     Four Year Survivorship Term Life Insurance. The Policy may include a Four Year Survivorship Term rider which provides additional term insurance during the first four Policy Years upon due proof of the death of both Insureds. The amount of this term insurance is 1.25 multiplied by the Face Amount of the Policy. If this rider is added, the Monthly Deduction will be increased to include the cost of this rider.



     Convertible Term Life Insurance. The Policy may include a Convertible Term Life Insurance rider which provides additional term insurance on one of the Insureds. Two riders may be included to cover each Insured. The amount of term insurance on either or both Insureds is shown in the Policy Schedule. If this rider is added, the Monthly Deduction will be increased to include the cost of this rider.



     Guaranteed Minimum Death Benefit. The Policy may include a Guaranteed Minimum Death Benefit rider which provides that the Policy will not lapse if the sum of premiums paid less any partial withdrawals less any policy loans equals or exceeds the Minimum Guarantee Premium. This rider expires at the later of the policy anniversary nearest age 70 of the older Insured or the end of the tenth Policy year. This rider is not available if Death Benefit Option B is elected at issue and will terminate if the Policy is changed to Death Benefit Option B. If this rider is added, the Monthly Deduction will be increased to include the cost of this rider.



     If the Guaranteed Minimum Death Benefit is lost due to insufficient premium payments, it may be possible to regain the guarantee in future years. Federal tax law may preclude payment of sufficient premiums to maintain the guarantee following a decrease in Face Amount, a partial withdrawal that reduces the Face Amount, reduction or deletion of a rider benefit or an improvement in the Policy's Premium Class.



     Final Policy Date Extension. Upon request, the policy may include a Final Policy Date Extension Rider. This rider extends the final policy date of a policy 20 years from the original final policy date. It may only be added on or after the anniversary nearest the younger insured's 90th birthday. There is no charge for adding this rider.



     When this rider is added, the final policy date is extended 20 years beyond the original final policy date stated in the policy. The death benefit after the original final policy date will be the policy account value. All other riders attached and in effect on the original final policy date will terminate on the original final policy date.



     The tax consequences of (1) adding a Final Policy Date Extension Rider to the Policy, and (2) the Policy continuing in force after the younger Insured's 100th birthday or, if the younger Insured is dead, the older Insured's 100 birthday are uncertain. Prospective purchasers of a Policy and Owners considering the addition of a Final Policy Date Extension to a Policy should consult their own legal or other advisors as to such consequences.

                       FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon PMLIC's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for federal tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). The manner in which Section 7702 should be applied to certain features of the Policy offered in this Prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, PMLIC believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if the Owner pays the full amount of premiums permitted under the Policy. An Owner contemplating the payment of such premiums should do so only after consulting a tax adviser. If a Contract were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

     If it is subsequently determined that a Policy does not satisfy Section 7702, PMLIC may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702. For these reasons, PMLIC reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.


     Section 817(h) of the Code requires that the investments of each of the Separate Accounts must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Accounts, through the Fund and the Zero Coupon Trust, intend to comply with the diversification requirements prescribed in Treas. Reg. sec.1.817-5, which affect how the Fund's and Trust's assets are to be invested. PMLIC believes that the Separate Accounts will, thus, meet the diversification requirement, and PMLIC will monitor continued compliance with this requirement. In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Service has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."



     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy Value and the investment objective of certain Portfolios (i.e. the Van Eck Worldwide Hard Assets Portfolio) may be narrower. These differences could result in a Owner being treated as the owner of a pro rata portion of the assets of the Separate Accounts. In addition, PMLIC does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. PMLIC therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Accounts.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     In General. PMLIC believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary under
Section 101(a)(1) of the Code.


     Depending on the circumstances, the exchange of a Policy, the receipt of a Policy in an exchange, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a Policy loan, a partial withdrawal, a surrender, a change in ownership, a change of insured, an adjustment of face amount, a change in insurance protection, the addition of a Final Policy Date Extension Rider to the Policy, the continuation of the Policy after the younger Insured's 100th birthday or, if the younger Insured is dead, the older Insured's 100th birthday, or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A person considering any such transaction should consult a tax adviser before effecting the transaction.


     Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

     Modified Endowment Contracts. The Internal Revenue Code establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

     Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the Death Benefit and Policy Account Value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a Modified Endowment Contract, PMLIC will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a Modified Endowment Contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid (with either required interest or positive Separate Account earnings, if any) will be returned to the Owner upon receipt by PMLIC of the refund request. The amount to be refunded will be deducted from the Policy Account Value in the Separate Accounts and in the Guaranteed Account in the same proportion as the premium payment was allocated to such accounts. In the event that earnings on such excess premium is not at least 4%, the premium plus an amount equal to interest at an annual rate of 4% will be returned.

     The rules relating to whether a Policy will be treated as a Modified Endowment Contract are complex and cannot be fully described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a Modified Endowment Contract.

     Distributions from Policies Classified as Modified Endowment
Contracts. Policies classified as Modified Endowment Contract will be subject to the following tax rules: First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Account Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

     If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Distributions From Policies Not Classified as Modified Endowment Contracts. Distributions from a Policy that is not a Modified Endowment Contract, are generally treated as first recovering the investment in the Policy and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

     Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

     Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.


     Policy Loan Interest. Interest paid on any loan under a Policy generally is not deductible. An owner should consult a tax adviser before deducting any policy loan interest.


     Investment in the Policy. Investment in the Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus
(ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner.

     Multiple Policies. All Modified Endowment Contracts that are issued by PMLIC (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

     Taxation of Policy Split. The Policy Split Option Rider permits a Policy to be split into two other fixed-benefit life policies upon the occurrence of a divorce of the joint insureds or certain changes in federal estate tax law. A policy split could have adverse tax consequences; for example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. In addition, it is not clear whether, in all circumstances, the individual contracts that result from a policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before you exercise rights provided by the policy split option, it is important that you consult with a competent tax advisor regarding the possible consequences of a policy split.

     Other Tax Considerations. The transfer of the Policy or the designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner, may have generation skipping transfer tax considerations under
Section 2601 of the Code.

     The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes. In addition, the Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

CHARGE FOR PMLIC'S TAXES


     As a result of the Omnibus Budget Reconciliation Act of 1990, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses associated with premium payments over a ten year period rather than currently deducting such expenses. This treatment applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for PMLIC in early policy years. PMLIC makes a charge to compensate for the anticipated higher corporate income taxes that result from the receipt of premiums under a Policy (See "Federal Tax Charge," Page 30).


     Currently, PMLIC makes no other charges (other than premium taxes) for any federal, state or local taxes that it incurs that may be attributable to the Separate Accounts or to the Policies. PMLIC, however, reserves the right to deduct from the Separate Accounts any such taxes which are imposed on the investment earnings of the Separate Accounts. Currently no such taxes are imposed.

              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

     In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether this Policy is appropriate.

                                 VOTING RIGHTS

     All of the assets held in the Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts and the Subaccounts of the Variable Account will be invested in shares of corresponding Portfolios of the Funds. (The organizational documents governing the Trust do not contemplate meetings of holders of the Trust units nor any action taken by vote of such holders.) The Fund does not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. PMLIC is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, PMLIC will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from policyowners. Fund shares held in each Separate Account or Subaccount for which no timely instructions from policyowners are received will be voted by PMLIC in the same proportion as those shares in that Separate Account or Subaccount for which instructions are received.

     Each policyowner having a voting interest will be sent proxy material and a form for giving voting instructions. Policyowners may vote, by proxy or in person, only as to the portfolios that correspond to the Separate Accounts or Subaccounts in which their Policy values are allocated. The number of shares held in each Separate Account or Sub-Account attributable to a Policy for which the policyowner may provide voting instructions will be determined by dividing the Policy's value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which policyowners have no interest, PMLIC will cast votes, for or against any matter, in the same proportion as policyowners vote.

     If required by state insurance officials, PMLIC may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, PMLIC may disregard voting instructions in favor of changes initiated by a policyowner or the Fund's Board of Directors provided that PMLIC's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on PMLIC. If PMLIC does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next semi-annual report to policyowners.

     At some later time, MS Fund shares may be held by separate accounts of insurance companies not affiliated with PMLIC. PMLIC expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. This will dilute the effect of voting instructions of policyowners.

     Shares of the Funds other than the MS Fund are currently being offered to variable life insurance and variable annuity separate accounts of life insurance companies other than PMLIC that are not affiliated with PMLIC. PMLIC understands that shares of these Funds also will be voted by such other life insurance companies in accordance with instructions from their policyowners invested in such separate accounts. This will dilute the effect of voting instructions of policyowners of the Policies.

                CHANGES IN APPLICABLE LAW, FUNDING AND OTHERWISE

     The voting rights described in this Prospectus are created under applicable Federal securities laws. To the extent that such laws or regulations promulgated thereunder eliminate the necessity to solicit voting instructions from Owners or restrict such voting rights, PMLIC reserves the right to proceed in accordance with any such laws or regulations.

     PMLIC also reserves the right, subject to compliance with applicable law, including approval of Owners, if so required: (1) to transfer assets determined by PMLIC to be associated with the class of policies to which the Policies belong from one Separate Account to another Separate Account by withdrawing the same percentage of each investment in the account with appropriate adjustments to avoid odd lots and fractions (such transfers will not count against the four free transfers during a Policy Year); (2) to create additional separate investment accounts, to create divisions (or Subaccounts) from, or combine or remove divisions (or Subaccounts) from, Separate Accounts, or to combine any two or more accounts including the Separate

Accounts (or Subaccounts); (3) to operate one or more of the Separate Accounts (or Subaccounts) as a management investment company under the 1940 Act, or in any other form permitted by law; (4) to deregister the unit investment trust under the 1940 Act; and (5) to modify the provisions of the Policies to comply with applicable laws. PMLIC has reserved all rights in respect of its corporate name and any part thereof, including without limitation the right to withdraw its use and to grant its use to one or more other separate accounts and other entities.

     Although PMLIC believes it to be highly unlikely, it is possible that in the judgment of its management, one or more of the Portfolios or series of the Zero Coupon Trust may become unsuitable for investment by the corresponding Separate Account or Subaccount because of a change in investment policy, or a change in the tax laws, or because the shares or units are no longer available for investment or for any other reasonable cause. In that event, PMLIC may seek to substitute the shares of another portfolio or series or of an entirely different mutual fund or trust. Before this would be done, the approval of the SEC and possibly one or more state insurance departments would be obtained, to the extent legally required.

                        OFFICERS AND DIRECTORS OF PMLIC


                                                        PRINCIPAL OCCUPATION
         NAME AND POSITION*                          DURING THE PAST FIVE YEARS
-------------------------------------  ------------------------------------------------------
Robert W. Kloss......................  1996 to present -- President and Chief Executive
  President and Chief Executive        Officer of PMLIC; 1994 to 1996 -- President and Chief
  Officer                                Operating Officer of PMLIC; 1986 to
  Director                               1994 -- President and Chief Executive Officer of
                                         Covenant Life Insurance Company.
Dorothy M. Brown.....................  1992 to present -- Acting President of the
  Director                             Pennsylvania Academy of the Fine Arts.
16 Meredith Road
Wynnewood, PA 19096
Robert J. Casale.....................  1988 to present -- Group President/Brokerage
  Director                             Information Services Group of Automatic Data
2 Journal Square                         Processing Inc.
Jersey City, NJ 07306
Nicholas DeBenedictus................  1993 to present -- Chairman, President and
Philadelphia Suburban Corp.              Chief Executive Officer of Philadelphia Suburban
762 Lancaster Avenue                     Corporation; 1989 to 1992 -- Senior Vice President
Bryn Mawr, PA 19010                      of Philadelphia Electric Company.
Philip C. Herr, II...................  1961 to present -- Partner -- Herr, Potts & Herr.
  Director
Herr, Potts & Herr
100 Matsonford Road
Suite 446
Radnor, PA 19087
J. Richard Jones.....................  1981 to present -- President and Chief Executive
  Director                             Officer of Jackson-Cross Company.
100 North 20th Street
Philadelphia, PA 19103
John A. Miller.......................  1992 to present -- Chairman of the Investment
  Director                             Committee of PMLIC;
1946 Montgomery Ave.
Villanova, PA 19085

                                                        PRINCIPAL OCCUPATION
         NAME AND POSITION*                          DURING THE PAST FIVE YEARS
-------------------------------------  ------------------------------------------------------
John P. Neafsey......................  1993 to present -- President of JN Associates;
  Director                               1990 to 1993 -- President of Greenwich Capital
13 Valley Road                           Markets, Inc.
So. Norwalk, CT 06854
Charles L. Orr.......................  1993 to present -- President and Chief Executive
  Director                             Office of Shaklee Corporation; 1990 to
Shaklee Corporation                      1993 -- President of Shaklee U.S., Inc.
Shaklee Terraces
444 Market Street
San Francisco, CA 94111
William A. Pollard...................  1989 to present -- Retired; 1961 to 1988 -- Chairman
  Director                             of Reliance Insurance Company.
26 Main Street
Essex, CT 06426
Donald A. Scott......................  1964 to present -- Senior Partner -- Morgan, Lewis and
  Director                               Bockius.
2000 One Logan Square
Philadelphia, PA 19103
John J. F. Sherrerd..................  1969 to present -- Partner -- Miller, Anderson &
  Director                             Sherrerd.
One Tower Bridge
West Conshohocken, PA 19428
Harold A. Sorgenti...................  1996 to present -- Partner -- Sorgenti Investment
  Director                             Partners; 1991 to 1996 -- Partner -- The Freedom Group
Mellon Center, Suite 3905                Partnership.
1735 Market Street
Philadelphia, PA 19103
Alan F. Hinkle.......................  1996 to present -- Executive Vice President and Chief
  Executive Vice President and           Actuary of PMLIC; 1974 to 1996 -- Vice President and
  Chief Actuary                          Individual Actuary.
Joan C. Turnbull.....................  1996 to present -- Executive Vice President, Insurance
  Executive Vice President,              Operations at PMLIC; 1996 -- Senior Vice President,
  Insurance Operations                   Insurance Operations of PMLIC; 1993 to 1996 -- Vice
                                         President Individual Insurance Operations at PMLIC;
                                         1989 to 1993 -- Assistant Vice President, Agency
                                         Administration at PMLIC.
Stanley R. Reber.....................  1988 to present -- Executive Vice President and Chief
  Executive Vice President               Investment Officer of PMLIC.
  and Chief Investment Officer
Mary Lynn Finelli....................  1996 to present -- Vice President and Chief Financial
  Executive Vice President and         Officer of PMLIC; 1986 to 1996 -- Vice President and
  Chief Financial Officer                Controller of PMLIC.
Craig L. Snyder......................  1979 to present -- Vice President, Mortgage Loans and
  Vice President --                    Real Estate of PMLIC.
  Mortgage Loans and
  Real Estate

                                                        PRINCIPAL OCCUPATION
         NAME AND POSITION*                          DURING THE PAST FIVE YEARS
-------------------------------------  ------------------------------------------------------
Guy H. Edwards.......................  1982 to present -- Vice President, Information
  Vice President --                      Services of PMLIC.
  Information Services
M. Diane Koken.......................  1995 to present -- Vice President, General Counsel and
  Vice President, General Counsel &      Secretary of PMLIC; 1992 to 1995 -- Associate
  Secretary                              General Counsel of PMLIC; 1984 to 1992 -- Assistant
                                         General Counsel of PMLIC.
Linda M. Springer....................  1996 to present -- Vice President and Controller of
  Vice President and                   PMLIC; 1995 to 1996 -- Assistant Vice President and
  Controller                             Actuary of PMLIC; 1992 to 1995 -- Actuary of PMLIC.
Rosanne Gatta........................  1994 to present -- Vice President and Treasurer of
  Vice President                       PMLIC; 1985 to 1994 -- Assistant Vice President and
  and Treasurer                          Treasurer of PMLIC.


---------------
* Unless otherwise indicated, the address is 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.


     A Fidelity Bond in the amount of $10 million covering PMLIC's officers and employees has been issued by Aetna Casualty and Surety Company.


                            DISTRIBUTION OF POLICIES


     Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell PMLIC's variable life insurance policies, and who are also registered representatives of 1717 Capital Management Company ("1717") or registered representatives of broker/dealers who have Selling Agreements with PML or registered representatives of broker/dealers who have Selling Agreements with such broker/dealers. 1717, whose address is Christiana Executive Campus, P.O. Box 15626, Wilmington, Delaware 19850, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). 1717 is an indirect wholly-owned subsidiary of PMLIC. 1717 acts as the principal underwriter, as defined in the 1940 Act, of the Policies (as well as other variable life policies) for the Separate Accounts pursuant to an Underwriting Agreement to which the Accounts, 1717 and PMLIC are parties. 1717 is also the principal underwriter of variable annuity contracts issued by PMLIC and variable life insurance policies and variable annuity contracts issued by Providentmutual Life and Annuity Company of America, a wholly-owned subsidiary of PMLIC. The Policies are offered and sold only in those states where their sale is lawful.


     1717 receives no compensation as principal underwriter of the Policies.

     The insurance underwriting and the determination of the proposed Insureds' Premium Classes and whether to accept or reject an application for a Policy is done by PMLIC. PMLIC will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the Free-Look provision.

     Agents are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 45% of the premiums paid up to a target amount (used only to determine commission payments) and 2% of the premiums paid in excess of that amount. For Policy Year 2, the agent commissions will not be more than 5 1/2% of the premiums paid; for Policy Years 3 through 10, 6 1/2%; for Policy Years 11 through 15, 2 5/6%; and for years 16 and later, 2% of the premiums paid. Agents may also receive expense allowances. The agent may be required to return the first year commission less the deferred sales charge imposed if a Policy is not continued through the second Policy Year.

                                 POLICY REPORTS

     At least once each Policy Year a statement will be sent to the Owner describing the status of the Policy, including setting forth the Face Amount, the current Death Benefit, any Policy loans and accrued interest, the current Policy Account Value, the Guaranteed Account Value, the Loan Account Value, the value in each Separate Account, premiums paid since the last report, charges deducted since the last report, any partial withdrawals since the last report, and the current Net Cash Surrender Value. At the present time, PMLIC plans to send these Policy Statements on a quarterly basis. In addition, a statement will be sent to an Owner showing the status of the Policy following the transfer of amounts from one Separate Account or Sub-Account of a Separate Account to another, the taking out of a loan, a repayment of a loan, a partial withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

     An Owner will be sent a semi-annual report containing the financial statements of the Separate Accounts and the Funds and Trust as required by the 1940 Act.

                                STATE REGULATION

     PMLIC is subject to regulation and supervision by the Insurance Department of the Commonwealth of Pennsylvania which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Policy form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Policies are sold. PMLIC is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                                    EXPERTS

     The Financial Statements listed on Page F-1 have been included in this Prospectus, in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.


     Actuarial matters included in the Prospectus have been examined by Scott V. Carney, FSA, MAAA, Vice President and Actuary of PMLIC, as stated in his opinion filed as an exhibit to the Registration Statement.


                                 LEGAL MATTERS


     Sutherland, Asbill & Brennan, L.L.P., of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. M. Diane Koken, Vice President, General Counsel & Secretary of PMLIC, has provided advice on certain matters relating to the laws of Pennsylvania regarding the Policies and PMLIC's issuance of the Policies.

                                   APPENDIX A
             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES
                         AND NET CASH SURRENDER VALUES

     The following tables illustrate how the Death Benefits, Policy Account Values and Net Cash Surrender Values of a Policy may change with the investment experience of the Separate Accounts. The tables show how the Death Benefits, Policy Account Values and Net Cash Surrender Values of a Policy issued to two Insureds of given ages and sexes would vary over time if the investment return on the assets held in each Portfolio of the Fund and Trust were a uniform, gross, annual rate of 0%, 6% and 12%.

     The tables on pages A-3 to A-8 illustrate a Policy issued to a male Insured, Age 55 and a female Insured, Age 55, both in the Preferred Premium Class with a Face Amount of $1,000,000 and a Planned Periodic Premium of $10,000 paid at the beginning of each Policy Year. The Death Benefits, Policy Account Values and Net Cash Surrender Values would be lower if either Insured was in a nonsmoker or smoker class or a class with extra ratings, since the cost of insurance charges would increase. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

     The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Smoker/Nonsmoker Table), a Premium Expense Charge of 8.25% (2% Premium Tax Charge, 5% of Premium Sales Charge and 1.25% Federal Tax Charge) in all Policy Years, a maximum monthly administrative fee of $42, the initial administrative charge of $127.50 in each of the first 12 policy months, and a daily charge for mortality and expense risks equivalent to an annual rate of 0.90%; the columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, a Premium Expense Charge of 8.25% in Policy Years 1 through 10 and 3.25% (2% Premium Tax Charge and 1.25% Federal Tax Charge) thereafter, the current monthly administrative fee of $17.50, the initial administrative charge of $127.50 in each of the first 12 policy months, and a daily charge for mortality and expense risks equivalent to an annual rate of 0.60%.


     The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge listed above, is 1.37% and 1.68%, respectively. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts and among each Sub-Account of the Variable Account and of the Zero Coupon Bond Separate Account. These asset charges reflect an investment advisory fee of 0.57% which represents an average of the fees incurred by the Portfolios during the most recent fiscal year and expenses of 0.20% which is based on an average of the actual expenses incurred by the Portfolios during the most recent fiscal year. For all of the Portfolios, the annual expenses used in the illustrations are net of certain reimbursements that may or may not continue.



     Currently there is an expense reimbursement agreement between PMLIC and the MS Fund pursuant to which PMLIC reimburses MS Fund expenses, excluding investment advisory fees, in excess of 0.40% for all Portfolios except the International Portfolio and 0.75% for the International Portfolio. There was no reimbursement in 1996. The Fund expenses, excluding advisory fees, during 1996 were 0.17% for the Growth Portfolio, 0.19% for the Money Market Portfolio, 0.21% for the Bond Portfolio, 0.20% for the Managed Portfolio, 0.21% for the Aggressive Growth Portfolio and 0.30% for the International Portfolio. It is anticipated that this agreement will continue past the current year. If it does not continue, Fund expenses may increase.

     Absent reimbursements, the investment advisory fees and other expenses during the most recent fiscal year for the portfolios were:



          VIP Fund Equity Income Portfolio 0.58%, VIP Fund Growth Portfolio 0.69%, VIP Fund Overseas Portfolio 0.93%, VIP Fund II Asset Manager Portfolio 0.74%, VIP Fund II Index 500 Portfolio 0.44%, VIP Fund II Contrafund Portfolio 0.74%, Van Eck Worldwide Bond Portfolio 1.17%, Van Eck Worldwide Hard Assets Portfolio 1.24% and Van Eck Worldwide Emerging Market Portfolio 2.64%.


     The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

     The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the Guaranteed Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested a decrease in the Face Amount, that no partial withdrawals have been made and no transfers have been made in any Policy Year.

     Upon request, PMLIC will provide a comparable illustration based upon the proposed Insureds' Ages and Premium Classes, the Death Benefit Option, Face Amount, Planned Periodic Premium and riders requested. PMLIC reserves the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a Policy Year.

                                PROVIDENT MUTUAL



        FLEXIBLE PREMIUM ADJUSTABLE SURVIVORSHIP VARIABLE LIFE INSURANCE



$1,000,000 FACE AMOUNT                MALE INSURED--ISSUE AGE 55--PREFERRED


                                      FEMALE INSURED--ISSUE AGE 55--PREFERRED



DEATH BENEFIT OPTION A                ANNUAL PREMIUM $10,000



              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%



                                       GUARANTEED*                              CURRENT**
            PREMIUMS       -----------------------------------     -----------------------------------
END OF     ACCUMULATED     POLICY      NET CASH                    POLICY      NET CASH
POLICY     AT 5% INT.      ACCOUNT     SURRENDER       DEATH       ACCOUNT     SURRENDER       DEATH
 YEAR       PER YEAR        VALUE        VALUE        BENEFIT       VALUE        VALUE        BENEFIT
------     -----------     -------     ---------     ---------     -------     ---------     ---------
   1          10,500        6,958         2,958      1,000,000      7,283         3,283      1,000,000
   2          21,525       15,207        10,807      1,000,000     15,877        11,477      1,000,000
   3          33,101       23,185        18,385      1,000,000     24,220        19,420      1,000,000
   4          45,256       30,873        25,673      1,000,000     32,288        27,088      1,000,000
   5          58,019       38,245        32,645      1,000,000     40,058        34,458      1,000,000
   6          71,420       45,270        39,270      1,000,000     47,500        41,500      1,000,000
   7          85,491       51,906        45,506      1,000,000     54,574        48,174      1,000,000
   8         100,266       58,099        51,299      1,000,000     61,216        54,416      1,000,000
   9         115,779       63,773        56,573      1,000,000     67,712        60,512      1,000,000
  10         132,068       68,836        61,236      1,000,000     74,130        66,530      1,000,000
  11         149,171       73,191        65,191      1,000,000     80,955        72,955      1,000,000
  12         167,130       76,731        69,291      1,000,000     87,697        80,257      1,000,000
  13         185,986       79,342        73,762      1,000,000     94,376        88,796      1,000,000
  14         205,786       80,906        77,186      1,000,000     100,983       97,263      1,000,000
  15         226,575       81,274        79,414      1,000,000     107,342      105,482      1,000,000
  16         248,404       80,234        80,234      1,000,000     113,142      113,142      1,000,000
  17         271,324       77,425        77,425      1,000,000     118,439      118,439      1,000,000
  18         295,390       72,616        72,616      1,000,000     123,061      123,061      1,000,000
  19         320,660       65,237        65,237      1,000,000     126,840      126,840      1,000,000
  20         347,193       54,701        54,701      1,000,000     129,602      129,602      1,000,000
  25         501,135            0             0              0     121,223      121,223      1,000,000



 * These values reflect investment results using maximum cost of insurance rates, mortality and expense risk, premium expense and administrative charges and the maximum transaction charge for the zero coupon bond account.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges and the current transaction charge for the zero coupon bond account.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

                                PROVIDENT MUTUAL



        FLEXIBLE PREMIUM ADJUSTABLE SURVIVORSHIP VARIABLE LIFE INSURANCE



$1,000,000 FACE AMOUNT                MALE INSURED--ISSUE AGE 55--PREFERRED


                                      FEMALE INSURED--ISSUE AGE 55--PREFERRED



DEATH BENEFIT OPTION A                ANNUAL PREMIUM $10,000



              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%



                                       GUARANTEED*                              CURRENT**
            PREMIUMS       -----------------------------------     -----------------------------------
END OF     ACCUMULATED     POLICY      NET CASH                    POLICY      NET CASH
POLICY     AT 5% INT.      ACCOUNT     SURRENDER       DEATH       ACCOUNT     SURRENDER       DEATH
 YEAR       PER YEAR        VALUE        VALUE        BENEFIT       VALUE        VALUE        BENEFIT
------     -----------     -------     ---------     ---------     -------     ---------     ---------
   1          10,500        7,433         3,433      1,000,000      7,769         3,769      1,000,000
   2          21,525       16,633        12,233      1,000,000     17,348        12,948      1,000,000
   3          33,101       26,085        21,285      1,000,000     27,225        22,425      1,000,000
   4          45,256       35,775        30,575      1,000,000     37,387        32,187      1,000,000
   5          58,019       45,685        40,085      1,000,000     47,820        42,220      1,000,000
   6          71,420       55,785        49,785      1,000,000     58,503        52,503      1,000,000
   7          85,491       66,040        59,640      1,000,000     69,405        63,005      1,000,000
   8         100,266       76,395        69,595      1,000,000     80,467        73,667      1,000,000
   9         115,779       86,778        79,576      1,000,000     91,985        84,785      1,000,000
  10         132,068       97,088        89,488      1,000,000     104,047       96,447      1,000,000
  11         149,171       107,228       99,228      1,000,000     117,192      109,192      1,000,000
  12         167,130       117,081      109,641      1,000,000     130,958      123,518      1,000,000
  13         185,986       126,524      120,944      1,000,000     145,391      139,811      1,000,000
  14         205,786       135,425      131,705      1,000,000     160,513      156,793      1,000,000
  15         226,575       143,619      141,759      1,000,000     176,188      174,328      1,000,000
  16         248,404       150,879      150,879      1,000,000     192,147      192,147      1,000,000
  17         271,324       156,827      156,827      1,000,000     208,463      208,463      1,000,000
  18         295,390       161,205      161,205      1,000,000     225,003      225,003      1,000,000
  19         320,660       163,424      163,424      1,000,000     241,638      241,638      1,000,000
  20         347,193       162,867      162,867      1,000,000     258,234      258,234      1,000,000
  25         501,135       90,233        90,233      1,000,000     335,825      335,825      1,000,000



 * These values reflect investment results using maximum cost of insurance rates, mortality and expense risk, premium expense and administrative charges and the maximum transaction charge for the zero coupon bond account.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges and the current transaction charge for the zero coupon bond account.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

                                PROVIDENT MUTUAL



        FLEXIBLE PREMIUM ADJUSTABLE SURVIVORSHIP VARIABLE LIFE INSURANCE



$1,000,000 FACE AMOUNT                MALE INSURED--ISSUE AGE 55--PREFERRED


                                      FEMALE INSURED--ISSUE AGE 55--PREFERRED



DEATH BENEFIT OPTION A                ANNUAL PREMIUM $10,000



             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%



                                       GUARANTEED*                              CURRENT**
            PREMIUMS       -----------------------------------     -----------------------------------
END OF     ACCUMULATED     POLICY      NET CASH                    POLICY      NET CASH
POLICY     AT 5% INT.      ACCOUNT     SURRENDER       DEATH       ACCOUNT     SURRENDER       DEATH
 YEAR       PER YEAR        VALUE        VALUE        BENEFIT       VALUE        VALUE        BENEFIT
------     -----------     -------     ---------     ---------     -------     ---------     ---------
   1          10,500        7,909         3,909      1,000,000      8,256         4,256      1,000,000
   2          21,525       18,116        13,716      1,000,000     18,878        14,478      1,000,000
   3          33,101       29,217        24,417      1,000,000     30,470        25,670      1,000,000
   4          45,256       41,277        36,077      1,000,000     43,107        37,907      1,000,000
   5          58,019       54,364        48,764      1,000,000     56,873        51,273      1,000,000
   6          71,420       68,546        62,546      1,000,000     71,853        65,853      1,000,000
   7          85,491       83,892        77,492      1,000,000     88,136        81,736      1,000,000
   8         100,266       100,464       93,664      1,000,000     105,793       98,993      1,000,000
   9         115,779       118,312      111,112      1,000,000     125,263      118,063      1,000,000
  10         132,068       137,483      129,883      1,000,000     146,805      139,205      1,000,000
  11         149,171       158,028      150,028      1,000,000     171,186      163,186      1,000,000
  12         167,130       180,002      172,562      1,000,000     198,162      190,722      1,000,000
  13         185,986       203,476      197,896      1,000,000     228,027      222,447      1,000,000
  14         205,786       228,534      224,814      1,000,000     261,079      257,359      1,000,000
  15         226,575       255,264      253,404      1,000,000     297,505      295,645      1,000,000
  16         248,404       283,732      283,732      1,000,000     337,421      337,421      1,000,000
  17         271,324       313,924      313,924      1,000,000     381,280      381,280      1,000,000
  18         295,390       345,985      345,985      1,000,000     429,424      429,424      1,000,000
  19         320,660       379,872      379,872      1,000,000     482,268      482,268      1,000,000
  20         347,193       415,631      415,631      1,000,000     540,318      540,318      1,000,000
  25         501,135       631,597      631,597      1,000,000     935,772      935,772      1,000,000


 * Those values reflect investment results using maximum cost of insurance rates, mortality and expense risk, premium expense and administrative charges and the maximum transaction charge for the zero coupon bond account.
** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges and the current transaction charge for the zero coupon bond account.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

                                PROVIDENT MUTUAL



        FLEXIBLE PREMIUM ADJUSTABLE SURVIVORSHIP VARIABLE LIFE INSURANCE



$1,000,000 FACE AMOUNT                MALE INSURED--ISSUE AGE 55--PREFERRED


                                      FEMALE INSURED--ISSUE AGE 55--PREFERRED



DEATH BENEFIT OPTION B                ANNUAL PREMIUM $10,000



              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%



                                       GUARANTEED*                              CURRENT**
            PREMIUMS       -----------------------------------     -----------------------------------
END OF     ACCUMULATED     POLICY      NET CASH                    POLICY      NET CASH
POLICY     AT 5% INT.      ACCOUNT     SURRENDER       DEATH       ACCOUNT     SURRENDER       DEATH
 YEAR       PER YEAR        VALUE        VALUE        BENEFIT       VALUE        VALUE        BENEFIT
------     -----------     -------     ---------     ---------     -------     ---------     ---------
   1          10,500        6,958         2,958      1,006,958      7,283         3,283      1,007,283
   2          21,525       15,204        10,804      1,015,204     15,875        11,475      1,015,875
   3          33,101       23,175        18,375      1,023,175     24,210        19,410      1,024,210
   4          45,256       30,849        25,649      1,030,849     32,263        27,063      1,032,263
   5          58,019       38,196        32,596      1,038,196     40,007        34,407      1,040,007

   6          71,420       45,179        39,179      1,045,179     47,406        41,406      1,047,406
   7          85,491       51,754        45,354      1,051,754     54,416        48,016      1,054,416
   8         100,266       57,857        51,057      1,057,857     60,963        54,163      1,060,963
   9         115,779       63,404        56,204      1,063,404     67,351        60,151      1,067,351
  10         132,068       68,291        60,691      1,068,291     73,651        66,051      1,073,651

  11         149,171       72,409        64,409      1,072,409     80,349        72,349      1,080,349
  12         167,130       75,636        68,196      1,075,636     86,954        79,514      1,086,954
  13         185,986       77,848        72,268      1,077,848     93,489        87,909      1,093,489
  14         205,786       78,915        75,195      1,078,915     99,944        96,224      1,099,944
  15         226,575       78,677        76,817      1,078,677     106,122      104,262      1,106,122

  16         248,404       76,913        76,913      1,076,913     111,670      111,670      1,111,670
  17         271,324       73,245        73,245      1,073,245     116,645      116,645      1,116,645
  18         295,390       67,459        67,459      1,067,459     120,848      120,848      1,120,848
  19         320,660       58,991        58,991      1,058,991     124,079      124,079      1,124,079
  20         347,193       47,305        47,305      1,047,305     126,135      126,135      1,126,135

  25         501,135            0             0              0     111,016      111,016      1,111,016


 * These values reflect investment results using maximum cost of insurance rates, mortality and expense risk, premium expense and administrative charges and the maximum transaction charge for the zero coupon bond account.
** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges and the current transaction charge for the zero coupon bond account.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

                                PROVIDENT MUTUAL



        FLEXIBLE PREMIUM ADJUSTABLE SURVIVORSHIP VARIABLE LIFE INSURANCE



$1,000,000 FACE AMOUNT                MALE INSURED--ISSUE AGE 55--PREFERRED


                                      FEMALE INSURED--ISSUE AGE 55--PREFERRED



DEATH BENEFIT OPTION B                ANNUAL PREMIUM $10,000



              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%



                                       GUARANTEED*                              CURRENT**
            PREMIUMS       -----------------------------------     -----------------------------------
END OF     ACCUMULATED     POLICY      NET CASH                    POLICY      NET CASH
POLICY     AT 5% INT.      ACCOUNT     SURRENDER       DEATH       ACCOUNT     SURRENDER       DEATH
 YEAR       PER YEAR        VALUE        VALUE        BENEFIT       VALUE        VALUE        BENEFIT
------     -----------     -------     ---------     ---------     -------     ---------     ---------
   1          10,500         7,433        3,433      1,007,433       7,769        3,769      1,007,769
   2          21,525        16,630       12,230      1,016,630      17,345       12,945      1,017,345
   3          33,101        26,074       21,274      1,026,074      27,214       22,414      1,027,214
   4          45,256        35,747       30,547      1,035,747      37,358       32,158      1,037,358
   5          58,019        45,625       40,025      1,045,625      47,758       42,158      1,047,758
   6          71,420        55,671       49,671      1,055,671      58,385       52,385      1,058,385
   7          85,491        65,841       59,441      1,065,841      69,198       62,798      1,069,198
   8         100,266        76,067       69,267      1,076,067      80,124       73,324      1,080,124
   9         115,779        86,256       79,056      1,086,256      91,475       84,275      1,091,475
  10         132,068        96,290       88,690      1,096,290     103,342       95,742      1,103,342
  11         149,171       106,038       98,038      1,106,038     116,262      108,262      1,116,262
  12         167,130       115,350      107,910      1,115,350     129,769      122,329      1,129,769
  13         185,986       124,063      118,483      1,124,063     143,911      138,331      1,143,911
  14         205,786       132,001      128,281      1,132,001     158,706      154,986      1,158,706
  15         226,575       138,944      137,084      1,138,944     173,980      172,120      1,173,980
  16         248,404       144,601      144,601      1,144,601     189,384      189,384      1,189,384
  17         271,324       148,502      148,502      1,148,502     204,977      204,977      1,204,977
  18         295,390       150,317      150,317      1,150,317     220,552      220,552      1,220,552
  19         320,660       149,340      149,340      1,149,340     235,892      235,892      1,235,892
  20         347,193       144,854      144,854      1,144,854     250,763      250,763      1,250,763
  25         501,135        42,061       42,061      1,042,061     308,287      308,287      1,308,287


 * These values reflect investment results using maximum cost of insurance rates, mortality and expense risk, premium expense and administrative charges and the maximum transaction charge for the zero coupon bond account.
** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges and the current transaction charge for the zero coupon bond account.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

                                PROVIDENT MUTUAL



        FLEXIBLE PREMIUM ADJUSTABLE SURVIVORSHIP VARIABLE LIFE INSURANCE



$1,000,000 FACE AMOUNT                MALE INSURED--ISSUE AGE 55--PREFERRED


                                      FEMALE INSURED--ISSUE AGE 55--PREFERRED



DEATH BENEFIT OPTION B                ANNUAL PREMIUM--10,000



             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%



                                       GUARANTEED*                              CURRENT**
            PREMIUMS       -----------------------------------     -----------------------------------
END OF     ACCUMULATED     POLICY      NET CASH                    POLICY      NET CASH
POLICY     AT 5% INT.      ACCOUNT     SURRENDER       DEATH       ACCOUNT     SURRENDER       DEATH
 YEAR       PER YEAR        VALUE        VALUE        BENEFIT       VALUE        VALUE        BENEFIT
------     -----------     -------     ---------     ---------     -------     ---------     ---------
   1          10,500         7,909        3,909      1,007,909       8,256        4,256      1,008,256
   2          21,525        18,113       13,713      1,018,113      18,875       14,475      1,018,875
   3          33,101        29,204       24,404      1,029,204      30,458       25,658      1,030,458
   4          45,256        41,243       36,044      1,041,243      43,073       37,873      1,043,073
   5          58,019        54,291       48,691      1,054,291      56,798       51,198      1,056,798
   6          71,420        68,403       62,403      1,068,403      71,705       65,705      1,071,705
   7          85,491        83,633       77,233      1,083,633      87,866       81,466      1,087,866
   8         100,266       100,020       93,220      1,100,020     105,329       98,529      1,105,329
   9         115,779       117,582      110,382      1,117,582     124,544      117,344      1,124,544
  10         132,068       136,319      128,719      1,136,319     145,771      138,171      1,145,771
  11         149,171       156,220      148,220      1,156,220     169,761      161,761      1,169,761
  12         167,130       177,252      169,822      1,177,262     196,262      188,822      1,196,262
  13         185,986       199,410      193,830      1,199,410     225,558      219,978      1,225,558
  14         205,786       222,622      218,902      1,222,622     257,929      254,209      1,257,929
  15         226,575       246,813      244,953      1,246,813     293,489      291,629      1,293,489
  16         248,404       271,823      271,823      1,271,823     332,189      332,189      1,332,189
  17         271,324       297,308      297,308      1,297,308     374,411      374,411      1,374,411
  18         295,390       323,053      323,053      1,323,053     420,302      420,302      1,420,302
  19         320,660       348,447      348,447      1,348,447     470,025      470,025      1,470,025
  20         347,193       372,835      372,835      1,372,835     523,748      523,748      1,523,748
  25         501,135       451,357      451,357      1,451,357     858,948      858,948      1,858,948


 * These values reflect investment results using maximum cost of insurance rates, mortality and expense risk, premium expense and administrative charges and the maximum transaction charge for the zero coupon bond account.
** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges and the current transaction charge for the zero coupon bond account.

The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

                                   APPENDIX B

                            LONG TERM MARKET TRENDS

     The information below is a record of the compound annual returns of common stocks, high-grade corporate bonds and 30-day U.S. Treasury bills over 20 year holding periods.* The compound annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and is not intended as a projection of future performance. Charges associated with a variable life policy are not reflected.

     The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high-grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. To the extent that cash value is allocated to separate accounts which invest in common stocks, these trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.


     The following chart illustrates the compound annual returns of the S&P 500 Composite Stock Price Index for each of the 20-year periods shown. These returns are compared to the compound annual returns of high-grade corporate bonds and U.S. Treasury bills for the same periods. (The 20-year periods selected for the chart begin in 1937 and have ending periods at five year intervals.)


        Measurement Period                                                     U.S. Treasury
      (Fiscal Year Covered)               Stocks               Bonds               Bills
1956                                       11.2               2.23                0.77
1961                                      16.86               2.22                1.37
1966                                      13.72               2.15                2.19
1971                                      11.65               2.77                3.28
1976                                       7.91               4.34                4.34
1981                                       6.76               3.03                6.12
1986                                      10.17               7.63                7.38
1991                                      11.89               9.43                7.72
1996                                      14.55               9.71                7.28

---------------

*Sources: Common stock returns--Standard & Poor's 500 Composite Stock Price Index. Corporate bond returns--Salomon Brothers Long Term High Grade Corporate Bond Index, and U.S. Treasury Bill returns--C.R.S.P. U.S. Government Bond File through 1976 and The Wall Street Journal thereafter. All data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

     Over the 52 20-year time periods beginning in 1926 and ending in 1996 (i.e. 1926-1945, 1927-1946, and so on through 1977-1996):



     -- The compound annual return of common stocks was superior to that of high-grade, long-term corporate bonds in 49 of the 52 periods.



     -- The compound annual return of common stocks surpassed that of U.S.
        Treasury bills in each of the 52 periods.



     -- Common stock compound annual returns exceeded the average annual rate of inflation in each of the 52 periods.



     Over the 42 30-year time periods beginning in 1926 and ending in 1996, the compound annual return of common stocks was superior to that of high-grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 42 periods.



     From 1926 through 1996 the compound annual return for common stocks was 10.7%, compared to 5.6% for high-grade, long-term corporate bonds, 5.1% for Long-Term Government Bonds, 3.7% for U.S. Treasury bills and 3.1% for the Consumer Price Index.

                            ------------------------

       SUMMARY TABLE: HISTORIC S&P 500 COMPOSITE STOCK INDEX RESULTS FOR
                            SPECIFIC HOLDING PERIODS


     The following chart categorizes the historical results of the Standard & Poor's 500 Composite Stock Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1926 and ending in 1996.


     The chart shows that historically, the longer that a portfolio matching the S&P 500 Composite Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.

     THE CHART IS NOT A PROJECTION OR REPRESENTATION OF FUTURE STOCK MARKET RESULTS. IT CANNOT BE TAKEN AS REPRESENTATIVE OF THE PERFORMANCE OF ANY ONE SEPARATE ACCOUNT. Rather it shows the historic performance of a broad index of stocks over arbitrarily selected time periods.

             PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:


                                                                                        GREATER
                                                                                         THAN
 HOLDING     NEGATIVE     0-5.00%     5.01-10.00%     10.01-15.00%     15.01-20.00%     20.00%
 PERIOD       RETURN      RETURN        RETURN           RETURN           RETURN        RETURN
---------    ---------    -------     -----------     ------------     ------------     -------
 1 year          28.2%      4.2%         11.3%             7.0%            11.3%         38.0%
 5 years         10.5%     14.9%         14.9%            32.8%            17.9%          9.0%
10 years          3.2%     11.3%         35.5%            22.6%            25.8%          1.6%
20 years          0.0%      5.8%         32.7%            55.7%             5.8%          0.0%


---------------

Source: All basic data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

                     TREASURY BILLS ADJUSTED FOR INFLATION

     The data below show the annual rate of return over 20-year holding periods of U.S. Treasury Bills after adjusting for inflation as measured by the Urban Consumer Price Index. This annual rate, as adjusted, is also called the real interest rate and is represented as the real interest rate in the chart below. U.S. Treasury Bills are considered to be one of the safest kinds of investments, as they are backed by the U.S. government. However, the highest inflation-adjusted return of U.S. Treasury Bills over the historic 20-year periods presented below has been modest.

                                    [CHART]
Selected 20-year periods ending on year shown above.
---------------

Source: All basic data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

                          ---------------------------

                 THE "DOLLAR COST AVERAGING" INVESTMENT METHOD

     As the Compound Annual Returns graph indicates, the investment performance of many common stocks has generally been positive over certain relatively long periods. Common stocks have, however, also been subject to market declines, often dramatic ones, and general volatility of prices over shorter time periods. The price fluctuations of common stocks has historically been greater than that of high-grade debt securities.

     The relative volatility of common stock prices as compared with prices of high-grade debt instruments offers both advantages and disadvantages to investors. Unfortunately, many investors who otherwise might be interested in common stocks see only the disadvantages and not the advantages of stock price fluctuation. The primary disadvantage, of course, is that price declines can be prolonged and substantial, and when this occurs, investors cannot liquidate their investments without realizing losses. Price declines, however, also offer investors important opportunities.

     Opportunity arises from the fact that investors can purchase more common stock for the same amount of money than they would before prices declined. Investors may take advantage of this if they remain willing to continue investing in both rising and falling markets. The dollar cost averaging method of investing demonstrates this.

     In this method of investing:

     - Relatively constant dollar amounts are invested at regular intervals (monthly, quarterly, or annually).

     - Stock market fluctuations, especially the savings on purchases from price declines, are exploited for the investor's benefit.

                        HOW DOLLAR COST AVERAGING WORKS

 INVESTMENTS AT                  COMMON STOCK                          SHARES
REGULAR INTERVALS                MARKET PRICE                         PURCHASED
-----------------                ------------                         ---------
      $ 150                          $ 20                                   7.5
        150                            15                                  10.0
        150                            10                                  15.0
        150                             5                                  30.0
        150                            10                                  15.0
        150                            15                                  10.0
     ------                                                           ---------
      $ 900                                                                87.5
           Total Value of 87.5 shares @ $15/share                     $1,312.50
           Less Investment made                                         (900.00)
                                                                       ---------
           Gain/Profit                                                $  412.50

     Though the market price has not returned to the initial high of $20 per share, dollar cost averaging has permitted the investor to purchase more shares at a savings and thus realize a significant gain. Obviously, the dollar cost averaging method only works if the investor continues to invest relatively constant amounts over a long period of time.

     This plan of investing does not assure a profit or protect against a loss in declining markets; it does allow investors to take advantage of market fluctuations. Since the success of this strategy is dependent on systematic investing, purchasers should consider their ability to sustain their payments through all periods of marketing fluctuations.

     How does the dollar cost averaging method relate to a variable life insurance policy? A policyowner may invest his or her net premiums in a separate account, and, although a Policy's value in the separate accounts is affected by several factors other than investment experience (e.g., cash value charges and charges against the separate account), the dollar cost averaging method can be generally applied to the Policy to the extent that the policyowner pays premiums on a regular basis and he or she allocates net premiums to separate accounts which invest in common stocks in relatively constant amounts.

                              FINANCIAL STATEMENTS



     The financial statements of PMLIC included herein should be distinguished from the financial statements of the Separate Accounts and should be considered only as bearing upon the ability of PMLIC to meet its obligations under the Policies.



                         INDEX TO FINANCIAL STATEMENTS



Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money
  Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident
  Mutual Variable Managed Separate Account, Provident Mutual Variable Zero Coupon Bond
  Separate Account, Provident Mutual Variable Aggressive Growth Separate Account,
  Provident Mutual Variable International Separate Account and Provident Mutual
  Variable Separate Account.
     Report of Independent Accountants................................................   F-2
     Statements of Assets and Liabilities, December 31, 1996..........................   F-3
     Statements of Operations for the Years Ended December 31, 1996, 1995 and 1994....   F-8
     Statements of Changes in Net Assets for the Years Ended December 31, 1996, 1995,
      and 1994........................................................................  F-21
     Notes to Financial Statements....................................................  F-34
Provident Mutual Life Insurance Company and Subsidiaries
     Report of Independent Accountants................................................  F-46
     Consolidated Statements of Financial Condition, December 31, 1996 and 1995.......  F-47
     Consolidated Statements of Operations for the Years Ended December 31, 1996, 1995
      and 1994........................................................................  F-48
     Consolidated Statements of Capital and Surplus for the Years Ended December 31,
      1996, 1995 and 1994.............................................................  F-49
     Consolidated Statements of Cash Flows for the Years Ended December 31, 1996, 1995
      and 1994........................................................................  F-50
     Notes to Consolidated Financial Statements.......................................  F-51

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Policyholders and
  Board of Directors of
Provident Mutual Life Insurance
  Company

We have audited the accompanying statements of assets and liabilities of the Provident Mutual Variable Separate Accounts (Growth, Money Market, Bond, Managed, Aggressive Growth, International, Zero Coupon Bond and Variable) as of December 31, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the management of the Provident Mutual Variable Separate Accounts. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Provident Mutual Variable Separate Accounts (Growth, Money Market, Bond, Managed, Aggressive Growth, International, Zero Coupon Bond and Variable) as of December 31, 1996, and the results of their operations and the changes in their net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.

                                            COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 10, 1997

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1996

--------------------------------------------------------------------------------

                                                       MONEY                                     AGGRESSIVE
                                       GROWTH          MARKET          BOND         MANAGED        GROWTH      INTERNATIONAL
                                      SEPARATE        SEPARATE       SEPARATE       SEPARATE      SEPARATE       SEPARATE
                                       ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street
  Fund, Inc., at market value:
  Growth Portfolio................  $ 168,890,765
  Money Market Portfolio..........                  $ 23,884,697
  Bond Portfolio..................                                 $ 11,184,610
  Managed Portfolio...............                                                $ 30,532,426
  Aggressive Growth Portfolio.....                                                               $25,897,926
  International Portfolio.........                                                                              $31,990,185
Dividends receivable..............                       103,332
Receivable from Provident Mutual
  Life Insurance Company..........                       632,687
                                     ------------    -----------    -----------    -----------   -----------    -----------
Total Assets......................    168,890,765     24,620,716     11,184,610     30,532,426    25,897,926     31,990,185
                                     ------------    -----------    -----------    -----------   -----------    -----------
LIABILITIES
Payable to Provident Mutual Life
  Insurance Company...............        100,215                        14,301         16,740
                                     ------------    -----------    -----------    -----------   -----------    -----------
NET ASSETS........................  $ 168,790,550   $ 24,620,716   $ 11,170,309   $ 30,515,686   $25,897,926    $31,990,185
                                     ============    ===========    ===========    ===========   ===========    ===========
Held for the benefit of
  policyholders...................  $ 168,591,808   $ 24,469,133   $ 11,066,910   $ 30,361,494   $25,727,632    $31,923,627
Attributable to Provident Mutual
  Life Insurance Company..........        198,742        151,583        103,399        154,192       170,294         66,558
                                     ------------    -----------    -----------    -----------   -----------    -----------
                                    $ 168,790,550   $ 24,620,716   $ 11,170,309   $ 30,515,686   $25,897,926    $31,990,185
                                     ============    ===========    ===========    ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1996

--------------------------------------------------------------------------------

                                                                                                          ZERO
                                                                                                         COUPON
                                                                                                          BOND
                                                                                                        SEPARATE
                                                                                                        ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                                                                                                          2006
                                                                                                         SERIES
                                                                                                       SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A, at
  market value:
  2006 Series........................................................................................  $6,413,195
                                                                                                       ----------
LIABILITIES
Payable to Provident Mutual Life Insurance Company...................................................        598
                                                                                                       ----------
NET ASSETS...........................................................................................  $6,412,597
                                                                                                       ==========
Held for the benefit of policyholders................................................................  $6,351,576
Attributable to Provident Mutual Life Insurance Company..............................................     61,021
                                                                                                       ----------
                                                                                                       $6,412,597
                                                                                                       ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1996

--------------------------------------------------------------------------------

                                                                   VARIABLE SEPARATE ACCOUNT

-------------------------------------------------------------------------------------------------------------------------
                                      FIDELITY                      FIDELITY                     FIDELITY
                                       EQUITY-       FIDELITY         HIGH        FIDELITY         ASSET        FIDELITY
                                       INCOME         GROWTH         INCOME       OVERSEAS        MANAGER       INDEX 500
                                     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable
  Insurance Products Fund, at
  market value:
  Equity-Income Portfolio.........   $58,937,978
  Growth Portfolio................                  $76,905,059
  High Income Portfolio...........                                 $8,480,451
  Overseas Portfolio..............                                               $15,807,688
Investment in the Variable
  Insurance Products Fund II, at
  market value:
  Asset Manager Portfolio.........                                                              $31,713,849
  Index 500 Portfolio.............                                                                             $28,434,057
LIABILITIES
Payable to Provident Mutual Life
  Insurance Company...............           180
                                     -----------    -----------    ----------    -----------    -----------    -----------
NET ASSETS........................   $58,937,798    $76,905,059    $8,480,451    $15,807,688    $31,713,849    $28,434,057
                                     ===========    ===========    ==========    ===========    ===========    ===========
Held for the benefit of
  policyholders...................   $58,919,649    $76,792,371    $8,444,658    $15,766,083    $31,620,765    $28,397,260
Attributable to Provident Mutual
  Life Insurance Company..........        18,149        112,688        35,793         41,605         93,084         36,797
                                     -----------    -----------    ----------    -----------    -----------    -----------
                                     $58,937,798    $76,905,059    $8,480,451    $15,807,688    $31,713,849    $28,434,057
                                     ===========    ===========    ==========    ===========    ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1996

--------------------------------------------------------------------------------

                                                                      VARIABLE SEPARATE ACCOUNT

----------------------------------------------------------------------------------------------------------------------
                                                                                                           NEUBERGER
                                                 FIDELITY                   NEUBERGER      NEUBERGER       & BERMAN
                                                INVESTMENT     FIDELITY      & BERMAN      & BERMAN         LIMITED
                                                GRADE BOND    CONTRAFUND     BALANCED       GROWTH       MATURITY BOND
                                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance Products
  Fund II, at market value:
  Investment Grade Bond Portfolio............   $4,996,981
  Contrafund Portfolio.......................                 $6,183,362
Investment in the Neuberger & Berman Advisers
  Management Trust, at market value:
  Balanced Portfolio.........................                               $4,627,706
  Growth Portfolio...........................                                             $17,052,789
  Limited Maturity Bond Portfolio............                                                             $ 2,517,888
                                                ----------    ----------    ----------    -----------      ----------
NET ASSETS...................................   $4,996,981    $6,183,362    $4,627,706    $17,052,789     $ 2,517,888
                                                ==========    ==========    ==========    ===========      ==========
Held for the benefit of policyholders........   $4,984,047    $6,152,800    $4,575,512    $17,004,246     $ 2,488,736
Attributable to Provident Mutual Life
  Insurance Company..........................       12,934        30,562        52,194         48,543          29,152
                                                ----------    ----------    ----------    -----------      ----------
                                                $4,996,981    $6,183,362    $4,627,706    $17,052,789     $ 2,517,888
                                                ==========    ==========    ==========    ===========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1996

--------------------------------------------------------------------------------

                                                                    VARIABLE SEPARATE ACCOUNT

----------------------------------------------------------------------------------------------------------------------
                                                            VAN ECK      VAN ECK GOLD     VAN ECK      ALGER AMERICAN
                                                           WORLDWIDE     AND NATURAL      EMERGING         SMALL
                                             TCI GROWTH       BOND        RESOURCES       MARKETS      CAPITALIZATION
                                             SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in TCI Portfolios, Inc., at
  market value:
  Growth Portfolio........................   $8,092,459
Investment in the Van Eck Worldwide
  Insurance Trust, at market value:
  Worldwide Bond Portfolio................                 $3,147,177
  Gold and Natural Resources Portfolio....                                $1,756,052
  Emerging Markets Portfolio..............                                               $2,216,381
Investment in the Alger American Fund, at
  market value:
  Small Capitalization Portfolio..........                                                               $7,964,072
                                             ----------    ----------     ----------     ----------      ----------
NET ASSETS................................   $8,092,459    $3,147,177     $1,756,052     $2,216,381      $7,964,072
                                             ==========    ==========     ==========     ==========      ==========
Held for the benefit of policyholders.....   $8,057,461    $3,118,867     $1,724,983     $2,188,336      $7,935,282
Attributable to Provident Mutual Life
  Insurance Company.......................       34,998        28,310         31,069         28,045          28,790
                                             ----------    ----------     ----------     ----------      ----------
                                             $8,092,459    $3,147,177     $1,756,052     $2,216,381      $7,964,072
                                             ==========    ==========     ==========     ==========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                           MONEY                                 AGGRESSIVE
                                            GROWTH        MARKET         BOND        MANAGED       GROWTH     INTERNATIONAL
                                           SEPARATE      SEPARATE      SEPARATE     SEPARATE      SEPARATE      SEPARATE
                                           ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..............................  $  4,325,341   $ 1,024,420   $  606,893   $ 1,018,010    $ 206,506     $  289,229
                                          -----------      --------   ----------    ----------   ----------     ----------
EXPENSES
Mortality and expense risks............       954,536       141,194       66,990       179,326      151,081        191,387
Operating expense reimbursement........        (3,491)         (146)      (1,087)
                                          -----------      --------   ----------    ----------   ----------     ----------
Total expenses.........................       951,045       141,048       65,903       179,326      151,081        191,387
                                          -----------      --------   ----------    ----------   ----------     ----------
Net investment income..................     3,374,296       883,372      540,990       838,684       55,425         97,842
                                          -----------      --------   ----------    ----------   ----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions
  reinvested...........................     6,799,388                                1,102,736    2,080,731      1,172,472
Net realized gain (loss) from
  redemption of investment shares......     3,053,590                     (2,425)      628,270      460,172        273,023
                                          -----------      --------   ----------    ----------   ----------     ----------
Net realized gain (loss) on
  investments..........................     9,852,978                     (2,425)    1,731,006    2,540,903      1,445,495
                                          -----------      --------   ----------    ----------   ----------     ----------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of year....................    23,244,683                    443,614     3,562,768    2,711,686      2,138,159
  End of year..........................    36,782,658                    143,144     4,034,365    4,227,761      3,295,188
                                          -----------      --------   ----------    ----------   ----------     ----------
Net unrealized appreciation
  (depreciation) of investments during
  the year.............................    13,537,975                   (300,470)      471,597    1,516,075      1,157,029
                                          -----------      --------   ----------    ----------   ----------     ----------
Net realized and unrealized gain (loss)
  on investments.......................    23,390,953                   (302,895)    2,202,603    4,056,978      2,602,524
                                          -----------      --------   ----------    ----------   ----------     ----------
Net increase in net assets resulting
  from operations......................  $ 26,765,249   $   883,372   $  238,095   $ 3,041,287   $4,112,403     $2,700,366
                                          ===========      ========   ==========    ==========   ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                                           ZERO COUPON BOND
                                                                                           SEPARATE ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                                                                                                          2006
                                                                                      1996 SERIES        SERIES
                                                                                      SUBACCOUNT**     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.........................................................   $    4,977      $  33,364
Asset charge........................................................................        1,982         12,204
                                                                                         --------      ---------
Net investment loss.................................................................       (6,959)       (45,568)
                                                                                         --------      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from redemption of investment shares..............................      230,886        132,042
                                                                                         --------      ---------
Net realized gain on investments....................................................      230,886        132,042
                                                                                         --------      ---------
Net unrealized appreciation (depreciation) of investments:
  Beginning of year.................................................................      195,315        910,239
  End of year.......................................................................                     744,136
                                                                                         --------      ---------
Net unrealized depreciation of investments during the year..........................     (195,315)      (166,103)
                                                                                         --------      ---------
Net realized and unrealized gain (loss) on investments..............................       35,571        (34,061)
                                                                                         --------      ---------
Net increase (decrease) in net assets resulting from operations.....................   $   28,612      $ (79,629)
                                                                                         ========      =========


** For the period January 1, 1996 to May 15, 1996 (date of maturity).


See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                VARIABLE SEPARATE ACCOUNT

----------------------------------------------------------------------------------------------------------------
                                           FIDELITY                FIDELITY                FIDELITY
                                           EQUITY-     FIDELITY      HIGH      FIDELITY     ASSET      FIDELITY
                                            INCOME      GROWTH      INCOME     OVERSEAS    MANAGER    INDEX 500
                                          SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends................................ $   55,034   $ 133,186   $289,256   $  105,244   $ 989,396   $ 114,956
EXPENSES
Mortality and expense risks..............    324,906     435,364     40,586       83,411     196,306     106,980
                                          ----------  ----------   --------   ----------  ----------  ----------
Net investment income (loss).............   (269,872)   (302,178)   248,670       21,833     793,090       7,976
                                          ----------  ----------   --------   ----------  ----------  ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
Realized gain distributions reinvested...  1,577,632   3,362,939     56,594      115,769     815,818     295,601
Net realized gain from redemption of
  investment shares......................    292,479     461,027    136,266       72,206      42,369     108,595
                                          ----------  ----------   --------   ----------  ----------  ----------
Net realized gain on investments.........  1,870,111   3,823,966    192,860      187,975     858,187     404,196
                                          ----------  ----------   --------   ----------  ----------  ----------
Net unrealized appreciation of
  investments:
  Beginning of year......................  5,231,207   8,695,334    207,596      502,338   2,425,055   1,377,575
  End of year............................  9,654,194  12,974,029    471,856    1,745,917   4,535,884   4,431,677
                                          ----------  ----------   --------   ----------  ----------  ----------
Net unrealized appreciation of
  investments during the year............  4,422,987   4,278,695    264,260    1,243,579   2,110,829   3,054,102
                                          ----------  ----------   --------   ----------  ----------  ----------
Net realized and unrealized gain on
  investments............................  6,293,098   8,102,661    457,120    1,431,554   2,969,016   3,458,298
                                          ----------  ----------   --------   ----------  ----------  ----------
Net increase in net assets resulting from
  operations............................. $6,023,226  $7,800,483   $705,790   $1,453,387  $3,762,106  $3,466,274
                                          ==========  ==========   ========   ==========  ==========  ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                 VARIABLE SEPARATE ACCOUNT

----------------------------------------------------------------------------------------------------------------
                                             FIDELITY                 NEUBERGER    NEUBERGER       NEUBERGER
                                            INVESTMENT    FIDELITY     & BERMAN     & BERMAN    & BERMAN LIMITED
                                            GRADE BOND   CONTRAFUND    BALANCED      GROWTH      MATURITY BOND
                                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................  $122,049                  $ 79,943    $    4,468       $111,448
                                             --------     --------     --------    ----------       --------
EXPENSES
Mortality and expense risks................    40,295     $  9,544       27,615        98,600         11,344
                                             --------     --------     --------    ----------       --------
Net investment income (loss)...............    81,754       (9,544)      52,328       (94,132)       100,104
                                             --------     --------     --------    ----------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....                             444,565     1,045,605
Net realized gain (loss) from redemption of
  investment shares........................    34,895        3,778       14,849        96,798         (8,673)
                                             --------     --------     --------    ----------       --------
Net realized gain (loss) on investments....    34,895        3,778      459,414     1,142,403         (8,673)
                                             --------     --------     --------    ----------       --------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year........................   173,631                   337,802     1,140,571         44,695
  End of year..............................   155,266      477,324       71,201     1,243,267         19,157
                                             --------     --------     --------    ----------       --------
Net unrealized appreciation (depreciation)
  of investments during the year...........   (18,365)     477,324     (266,601)      102,696        (25,538)
                                             --------     --------     --------    ----------       --------
Net realized and unrealized gain (loss) on
  investments..............................    16,530      481,102      192,813     1,245,099        (34,211)
                                             --------     --------     --------    ----------       --------
Net increase in net assets resulting from
  operations...............................  $ 98,284     $471,558     $245,141    $1,150,967       $ 65,893
                                             ========     ========     ========    ==========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                     VARIABLE SEPARATE ACCOUNT

------------------------------------------------------------------------------------------------------------------
                                                                          VAN ECK GOLD     VAN ECK      ALGER AMERICAN
                                                                          AND NATURAL      EMERGING         SMALL
                                             TCI GROWTH                    RESOURCES       MARKETS      CAPITALIZATION
                                             SUBACCOUNT      VAN ECK       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                            WORLDWIDE
                                                               BOND
                                                            SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.................................                   $ 65,988       $ 12,742       $    219        $     95
                                              ---------       -------       --------        -------         -------
EXPENSES
Mortality and expense risks...............   $   49,667        15,456         10,810          4,045          17,365
                                              ---------       -------       --------        -------         -------
Net investment income (loss)..............      (49,667)       50,532          1,932         (3,826)        (17,270)
                                              ---------       -------       --------        -------         -------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Realized gain distributions reinvested....      728,835                       12,496
Net realized gain (loss) from redemption
  of investment shares....................      127,215        20,012         40,140            470         (59,161)
                                              ---------       -------       --------        -------         -------
Net realized gain (loss) on investments...      856,050        20,012         52,636            470         (59,161)
                                              ---------       -------       --------        -------         -------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year.......................      584,114        70,122         65,442
  End of year.............................     (633,726)       70,532        187,278         90,708         173,011
                                              ---------       -------       --------        -------         -------
Net unrealized appreciation (depreciation)
  of investments during the year..........   (1,217,840)          410        121,836         90,708         173,011
                                              ---------       -------       --------        -------         -------
Net realized and unrealized gain (loss) on
  investments.............................     (361,790)       20,422        174,472         91,178         113,850
                                              ---------       -------       --------        -------         -------
Net increase (decrease) in net assets
  resulting from operations...............   $ (411,457)     $ 70,954       $176,404       $ 87,352        $ 96,580
                                              =========       =======       ========        =======         =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                           MONEY                                 AGGRESSIVE
                                             GROWTH       MARKET        BOND         MANAGED       GROWTH     INTERNATIONAL
                                            SEPARATE     SEPARATE     SEPARATE      SEPARATE      SEPARATE      SEPARATE
                                            ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...............................  $  3,702,641   $ 817,140   $   548,703   $ 1,057,761                  $   94,132
EXPENSES
Mortality and expense risks.............       767,425     101,404        56,053       152,755    $ 106,115        139,362
Operating expense reimbursement.........       (12,376)       (538)       (1,846)
                                           -----------    --------    ----------    ----------   ----------     ----------
Total expenses..........................       755,049     100,866        54,207       152,755      106,115        139,362
                                           -----------    --------    ----------    ----------   ----------     ----------
Net investment income (loss)............     2,947,592     716,274       494,496       905,006     (106,115)       (45,230)
                                           -----------    --------    ----------    ----------   ----------     ----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Realized gain distributions
  reinvested............................     7,782,999                                  24,410      109,290        444,778
Net realized gain from redemption of
  investment shares.....................     1,322,359                     8,291       502,630      169,077        440,185
                                           -----------    --------    ----------    ----------   ----------     ----------
Net realized gain on investments........     9,105,358                     8,291       527,040      278,367        884,963
                                           -----------    --------    ----------    ----------   ----------     ----------
Net unrealized appreciation
  (depreciation)
  of investments:
  Beginning of year.....................     3,760,116                  (660,717)     (168,478)   1,000,654        372,684
  End of year...........................    23,244,683                   443,614     3,562,768    2,711,686      2,138,159
                                           -----------    --------    ----------    ----------   ----------     ----------
Net unrealized appreciation of
  investments during the year...........    19,484,567                 1,104,331     3,731,246    1,711,032      1,765,475
                                           -----------    --------    ----------    ----------   ----------     ----------
Net realized and unrealized gain
  on investments........................    28,589,925                 1,112,622     4,258,286    1,989,399      2,650,438
                                           -----------    --------    ----------    ----------   ----------     ----------
Net increase in net assets resulting
  from operations.......................  $ 31,537,517   $ 716,274   $ 1,607,118   $ 5,163,292   $1,883,284     $2,605,208
                                           ===========    ========    ==========    ==========   ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                                                            ZERO COUPON BOND
                                                                                            SEPARATE ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                                                                                           1996           2006
                                                                                          SERIES         SERIES
                                                                                        SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks...........................................................   $ 11,204      $  24,226
Asset charge..........................................................................      4,511          8,855
                                                                                         --------      ---------
Net investment loss...................................................................    (15,715)       (33,081)
                                                                                         --------      ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from redemption of investment shares................................     46,689        103,889
                                                                                         --------      ---------
Net realized gain on investments......................................................     46,689        103,889
                                                                                         --------      ---------
Net unrealized appreciation (depreciation) of investments:
  Beginning of year...................................................................     89,755        (32,676)
  End of year.........................................................................    195,315        910,239
                                                                                         --------      ---------
Net unrealized appreciation of investments during the year............................    105,560        942,915
                                                                                         --------      ---------
Net realized and unrealized gain on investments.......................................    152,249      1,046,804
                                                                                         --------      ---------
Net increase in net assets resulting from operations..................................   $136,534     $1,013,723
                                                                                         ========      =========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                          VARIABLE SEPARATE ACCOUNT

----------------------------------------------------------------------------------------------------------------
                               FIDELITY                FIDELITY                FIDELITY                FIDELITY
                               EQUITY-     FIDELITY      HIGH      FIDELITY     ASSET      FIDELITY   INVESTMENT
                                INCOME      GROWTH      INCOME     OVERSEAS    MANAGER    INDEX 500   GRADE BOND
                              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.................... $  537,930    $ 119,536   $ 41,451    $ 14,561    $ 459,474   $  50,011   $ 28,403
EXPENSES
Mortality and expense
  risks......................    149,976      229,692     10,896      39,734      171,262      35,351      9,588
                              ----------   ----------   --------    --------   ----------  ----------   --------
Net investment income
  (loss).....................    387,954     (110,156)    30,555     (25,173)     288,212      14,660     18,815
                              ----------   ----------   --------    --------   ----------  ----------   --------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain distributions
  reinvested.................    640,717                              14,561                    6,844
Net realized gain (loss) from
  redemption of investment
  shares.....................     38,430       50,953      6,119       5,737      (74,582)     89,812     11,650
                              ----------   ----------   --------    --------   ----------  ----------   --------
Net realized gain (loss)
  on investments.............    679,147       50,953      6,119      20,298      (74,582)     96,656     11,650
                              ----------   ----------   --------    --------   ----------  ----------   --------
Net unrealized appreciation
  (depreciation) of
  investments:
  Beginning of year..........     80,034       60,179     (1,350)    (77,282)  (1,113,746)     20,259     (2,065)
  End of year................  5,231,207    8,695,334    207,596     502,338    2,425,055   1,377,575    173,631
                              ----------   ----------   --------    --------   ----------  ----------   --------
Net unrealized appreciation
  of investments during the
  year.......................  5,151,173    8,635,155    208,946     579,620    3,538,801   1,357,316    175,696
                              ----------   ----------   --------    --------   ----------  ----------   --------
Net realized and unrealized
  gain on investments........  5,830,320    8,686,108    215,065     599,918    3,464,219   1,453,972    187,346
                              ----------   ----------   --------    --------   ----------  ----------   --------
Net increase in net assets
  resulting from
  operations................. $6,218,274   $8,575,952   $245,620    $574,745   $3,752,431  $1,468,632   $206,161
                              ==========   ==========   ========    ========   ==========  ==========   ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                           VARIABLE SEPARATE ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                               NEUBERGER   NEUBERGER      NEUBERGER                   VAN ECK        VAN ECK
                                & BERMAN    & BERMAN   & BERMAN LIMITED     TCI      WORLDWIDE   GOLD AND NATURAL
                                BALANCED     GROWTH     MATURITY BOND      GROWTH       BOND        RESOURCES
                               SUBACCOUNT  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.....................  $ 38,294   $   10,198      $ 15,353       $  1,318    $ 89,753       $  7,028
EXPENSES
Mortality and expense risks...    17,742       47,689         4,199         18,644       8,303          4,526
                                --------   ----------       -------       --------    --------        -------
Net investment income
  (loss)......................    20,552      (37,491)       11,154        (17,326)     81,450          2,502
                                --------   ----------       -------       --------    --------        -------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain distributions
  reinvested..................    12,309      136,648
Net realized gain (loss) from
  redemption of investment
  shares......................    14,321      (13,352)        2,057         24,415       9,650         (2,771)
                                --------   ----------       -------       --------    --------        -------
Net realized gain (loss)
  on investments..............    26,630      123,296         2,057         24,415       9,650         (2,771)
                                --------   ----------       -------       --------    --------        -------
Net unrealized appreciation
  (depreciation) of
  investments:
  Beginning of year...........   (87,659)    (221,388)          267         25,541       9,600        (11,497)
  End of year.................   337,802    1,140,571        44,695        584,114      70,122         65,442
                                --------   ----------       -------       --------    --------        -------
Net unrealized appreciation of
  investments during the
  year........................   425,461    1,361,959        44,428        558,573      60,522         76,939
                                --------   ----------       -------       --------    --------        -------
Net realized and unrealized
  gain on investments.........   452,091    1,485,255        46,485        582,988      70,172         74,168
                                --------   ----------       -------       --------    --------        -------
Net increase in net assets
  resulting from operations...  $472,643   $1,447,764      $ 57,639       $565,662    $151,622       $ 76,670
                                ========   ==========       =======       ========    ========        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1994

--------------------------------------------------------------------------------

                                                          MONEY                             AGGRESSIVE
                                             GROWTH       MARKET      BOND       MANAGED      GROWTH     INTERNATIONAL
                                            SEPARATE     SEPARATE   SEPARATE    SEPARATE     SEPARATE      SEPARATE
                                             ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends................................  $ 2,895,053   $346,198   $ 417,963   $ 846,092                  $  22,011
EXPENSES
Mortality and expense risks..............      613,808     52,749      42,772     132,673    $  69,831         89,444
Operating expense reimbursement..........      (14,824)    (1,594)     (2,834)
                                           -----------   --------   ----------  ----------   ----------    ----------
Total expenses...........................      598,984     51,155      39,938     132,673      69,831         89,444
                                           -----------   --------   ----------  ----------   ----------    ----------
Net investment income (loss).............    2,296,069    295,043     378,025     713,419     (69,831)       (67,433)
                                           -----------   --------   ----------  ----------   ----------    ----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Realized gain distributions reinvested...       72,943                182,646     937,642                    153,775
Net realized gain from redemption of
  investment shares......................    1,247,733                 24,007     370,225       17,586        167,183
                                           -----------   --------   ----------  ----------   ----------    ----------
Net realized gain on investments.........    1,320,676                206,653   1,307,867       17,586        320,958
                                           -----------   --------   ----------  ----------   ----------    ----------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of year......................    5,664,372                383,384   2,400,938      960,399        894,279
  End of year............................    3,760,116               (660,717)   (168,478)   1,000,654        372,684
                                           -----------   --------   ----------  ----------   ----------    ----------
Net unrealized appreciation
  (depreciation) of investments during
  the year...............................   (1,904,256)            (1,044,101) (2,569,416)      40,255       (521,595)
                                           -----------   --------   ----------  ----------   ----------    ----------
Net realized and unrealized gain (loss)
  on investments.........................     (583,580)              (837,448) (1,261,549)      57,841       (200,637)
                                           -----------   --------   ----------  ----------   ----------    ----------
Net increase (decrease) in net assets
  resulting from operations..............  $ 1,712,489   $295,043   $(459,423)  $(548,130)   $ (11,990)     $(268,070)
                                           ===========   ========   ==========  ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1994

--------------------------------------------------------------------------------

                                                                                            ZERO COUPON BOND
                                                                                            SEPARATE ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                                                                                           1996           2006
                                                                                          SERIES         SERIES
                                                                                        SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks...........................................................  $   9,707      $  15,822
Asset charge..........................................................................      4,021          5,887
                                                                                         --------      ---------
Net investment loss...................................................................    (13,728)       (21,709)
                                                                                         --------      ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from redemption of investment shares................................    133,126        174,318
                                                                                         --------      ---------
Net realized gain on investments......................................................    133,126        174,318
                                                                                         --------      ---------
Net unrealized appreciation (depreciation) of investments:
  Beginning of year...................................................................    216,172        367,021
  End of year.........................................................................     89,755        (32,676)
                                                                                         --------      ---------
Net unrealized depreciation of investments during the year............................   (126,417)      (399,697)
                                                                                         --------      ---------
Net realized and unrealized gain (loss) on investments................................      6,709       (225,379)
                                                                                         --------      ---------
Net decrease in net assets resulting from operations..................................  $  (7,019)     $(247,088)
                                                                                         ========      =========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1994

--------------------------------------------------------------------------------

                                                           VARIABLE SEPARATE ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                               FIDELITY                FIDELITY                FIDELITY                 FIDELITY
                               EQUITY-     FIDELITY      HIGH      FIDELITY      ASSET      FIDELITY   INVESTMENT
                                INCOME      GROWTH      INCOME     OVERSEAS     MANAGER    INDEX 500   GRADE BOND
                              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends....................  $188,377    $ 37,485                           $  147,161
EXPENSES
Mortality and expense
  risks......................    48,837      90,831    $    859    $  5,635      100,744    $  8,356    $    827
                              ----------  ----------   --------    --------   ----------   ----------   --------
Net investment income
  (loss).....................   139,540     (53,346)       (859)     (5,635)      46,417      (8,356)       (827)
                              ----------  ----------   --------    --------   ----------   ----------   --------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain distributions
  reinvested.................   183,020     396,740                              221,249       1,061
Net realized gain (loss) from
  redemption of investment
  shares.....................    (4,249)    (15,721)         36                   (3,069)     (4,737)         76
                              ----------  ----------   --------    --------   ----------   ----------   --------
Net realized gain (loss)
  on investments.............   178,771     381,019          36                  218,180      (3,676)         76
                              ----------  ----------   --------    --------   ----------   ----------   --------
Net unrealized appreciation
  (depreciation) of
  investments:
  Beginning of year..........    17,789      73,837                              177,220      (5,191)
  End of year................    80,034      60,179      (1,350)    (77,282)  (1,113,746)     20,259      (2,065)
                              ----------  ----------   --------    --------   ----------   ----------   --------
Net unrealized appreciation
  of investments during the
  year.......................    62,245     (13,658)     (1,350)    (77,282)  (1,290,966)     25,450      (2,065)
                              ----------  ----------   --------    --------   ----------   ----------   --------
Net realized and unrealized
  gain on investments........   241,016     367,361      (1,314)    (77,282)  (1,072,786)     21,774      (1,989)
                              ----------  ----------   --------    --------   ----------   ----------   --------
Net increase in net assets
  resulting from
  operations.................  $380,556    $314,015    $ (2,173)   $(82,917) $(1,026,369)   $ 13,418    $ (2,816)
                              ==========  ==========   ========    ========   ==========   ==========   ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1994

--------------------------------------------------------------------------------

                                                           VARIABLE SEPARATE ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                               NEUBERGER   NEUBERGER      NEUBERGER                   VAN ECK        VAN ECK
                                & BERMAN    & BERMAN   & BERMAN LIMITED     TCI      WORLDWIDE   GOLD AND NATURAL
                                BALANCED     GROWTH     MATURITY BOND      GROWTH       BOND        RESOURCES
                               SUBACCOUNT  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.....................  $ 18,165   $   7,036                                  $    105       $    627
EXPENSES
Mortality and expense risks...    10,179      16,940        $  296        $  2,373       1,180            613
                                --------   ----------      -------        --------    --------        -------
Net investment income
  (loss)......................     7,986      (9,904)         (296)         (2,373)     (1,075)            14
                                --------   ----------      -------        --------    --------        -------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain distributions
  reinvested..................    30,012     145,411
Net realized gain (loss) from
  redemption of investment
  shares......................   (11,081)    (22,663)          730            (264)        349            171
                                --------   ----------      -------        --------    --------        -------
Net realized gain (loss) on
  investments.................    18,931     122,748           730            (264)        349            171
                                --------   ----------      -------        --------    --------        -------
Net unrealized appreciation
  (depreciation) of
  investments:
  Beginning of year...........     3,604       9,662
  End of year.................   (87,659)   (221,388)          267          25,541       9,600        (11,497)
                                --------   ----------      -------        --------    --------        -------
Net unrealized appreciation
  (depreciation) of
  investments during the
  year........................   (91,263)   (231,050)          267          25,541       9,600        (11,497)
                                --------   ----------      -------        --------    --------        -------
Net realized and unrealized
  gain (loss) on
  investments.................   (72,332)   (108,302)          997          25,277       9,949        (11,326)
                                --------   ----------      -------        --------    --------        -------
Net increase (decrease) in net
  assets resulting from
  operations..................  $(64,346)  $(118,206)       $  701        $ 22,904    $  8,874       $(11,312)
                                ========   ==========      =======        ========    ========        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                      MONEY                                     AGGRESSIVE
                                     GROWTH          MARKET           BOND         MANAGED        GROWTH      INTERNATIONAL
                                    SEPARATE        SEPARATE        SEPARATE       SEPARATE      SEPARATE       SEPARATE
                                     ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income...........  $   3,374,296   $     883,372   $    540,990   $    838,684   $    55,425    $    97,842
Net realized gain (loss) on
  investments...................      9,852,978                         (2,425)     1,731,006     2,540,903      1,445,495
Net unrealized appreciation
  (depreciation) of investments
  during the year...............     13,537,975                       (300,470)       471,597     1,516,075      1,157,029
                                   ------------    ------------    -----------    -----------   -----------    -----------
Net increase in net assets from
  operations....................     26,765,249         883,372        238,095      3,041,287     4,112,403      2,700,366
                                   ------------    ------------    -----------    -----------   -----------    -----------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums.....     30,021,490      38,804,263      2,684,818      5,312,990     7,299,202      8,944,269
Cost of insurance and
  administrative charges........    (10,923,039)     (3,577,047)      (907,984)    (2,141,363)   (2,409,140)    (2,851,005)
Surrenders and forfeitures......     (8,868,122)       (807,207)      (593,919)    (1,485,140)   (1,084,540)      (949,465)
Transfers between investment
  portfolios....................     (6,972,133)    (27,374,079)      (359,010)      (488,185)     (814,283)       567,594
Net withdrawals due to policy
  loans.........................     (2,932,321)       (111,880)      (106,211)      (604,659)     (468,999)      (321,175)
Withdrawals due to death
  benefits......................       (361,511)         (9,285)       (12,934)       (95,250)      (24,597)       (66,791)
                                   ------------    ------------    -----------    -----------   -----------    -----------
Net increase (decrease) in net
  assets derived from policy
  transactions..................        (35,636)      6,924,765        704,760        498,393     2,497,643      5,323,427
                                   ------------    ------------    -----------    -----------   -----------    -----------
Return of capital to Provident
  Mutual Life Insurance
  Company.......................       (200,000)       (200,000)      (200,000)
                                   ------------    ------------    -----------    -----------   -----------    -----------
Total increase in net assets....     26,529,613       7,608,137        742,855      3,539,680     6,610,046      8,023,793
NET ASSETS
  Beginning of year.............    142,260,937      17,012,579     10,427,454     26,976,006    19,287,880     23,966,392
                                   ------------    ------------    -----------    -----------   -----------    -----------
  End of year...................  $ 168,790,550   $  24,620,716   $ 11,170,309   $ 30,515,686   $25,897,926    $31,990,185
                                   ============    ============    ===========    ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                                           ZERO COUPON BOND
                                                                                           SEPARATE ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                                                                                                          2006
                                                                                      1996 SERIES        SERIES
                                                                                      SUBACCOUNT**     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.................................................................   $   (6,959)     $  (45,568)
Net realized gain on investments....................................................      230,886         132,042
Net unrealized depreciation of investments during the year..........................     (195,315)       (166,103)
                                                                                       ----------      ----------
Net increase (decrease) in net assets from operations...............................       28,612         (79,629)
                                                                                       ----------      ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.........................................................      134,184       1,694,055
Cost of insurance and administrative charges........................................      (53,122)       (662,460)
Surrenders and forfeitures..........................................................      (64,059)       (111,668)
Transfers between investment portfolios.............................................   (1,958,937)        932,017
Net withdrawals due to policy loans.................................................       (2,908)        (90,247)
Withdrawals due to death benefits...................................................                       (9,233)
                                                                                       ----------      ----------
Net increase (decrease) in net assets derived from policy transactions..............   (1,944,842)      1,752,464
                                                                                       ----------      ----------
Return of capital to Provident Mutual Life Insurance Company........................     (110,372)        (50,000)
                                                                                       ----------      ----------
Total increase (decrease) in net assets.............................................   (2,026,602)      1,622,835
NET ASSETS
  Beginning of year.................................................................    2,026,602       4,789,762
                                                                                       ----------      ----------
  End of year.......................................................................      --           $6,412,597
                                                                                       ==========      ==========


** For the period January 1, 1996 to May 15, 1996 (date of maturity).


See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                   VARIABLE SEPARATE ACCOUNT

------------------------------------------------------------------------------------------------------------------
                                           FIDELITY                  FIDELITY                 FIDELITY
                                            EQUITY-     FIDELITY       HIGH      FIDELITY       ASSET      FIDELITY
                                            INCOME       GROWTH       INCOME     OVERSEAS      MANAGER     INDEX 500
                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)............. $  (269,872)  $ (302,178)  $ 248,670   $   21,833   $  793,090   $    7,976
Net realized gain on investments.........   1,870,111    3,823,966     192,860      187,975      858,187      404,196
Net unrealized appreciation of
  investments during the year............   4,422,987    4,278,695     264,260    1,243,579    2,110,829    3,054,102
                                          -----------  -----------  ----------  ----------   -----------  ----------
Net increase in net assets from
  operations.............................   6,023,226    7,800,483     705,790    1,453,387    3,762,106    3,466,274
                                          -----------  -----------  ----------  ----------   -----------  ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..............  20,410,261   27,775,181   3,074,003    5,377,187    8,617,164   11,388,269
Cost of insurance and administrative
  charges................................  (5,694,885)  (7,871,429)   (690,043)  (1,404,523)  (3,144,049)  (2,553,289)
Surrenders and forfeitures...............  (1,264,322)  (1,872,916)    (55,762)    (332,401)  (1,388,200)    (317,366)
Transfers between investment
  portfolios.............................   6,265,641    5,416,680   2,218,407    2,222,639   (2,961,158)   7,671,836
Net withdrawals due to policy loans......    (479,134)    (618,794)    (72,022)     (55,225)    (258,013)    (159,156)
Withdrawals due to death benefits........     (53,476)     (60,875)       (260)      (5,086)     (28,551)      (5,498)
                                          -----------  -----------  ----------  ----------   -----------  ----------
Net increase in net assets derived from
  policy transactions....................  19,184,085   22,767,847   4,474,323    5,802,591      837,193   16,024,796
                                          -----------  -----------  ----------  ----------   -----------  ----------
Capital contribution from Provident
  Mutual Life Insurance Company..........                                                                      10,000
                                          -----------  -----------  ----------  ----------   -----------  ----------
Total increase in net assets.............  25,207,311   30,568,330   5,180,113    7,255,978    4,599,299   19,501,070
NET ASSETS
Beginning of year........................  33,730,487   46,336,729   3,300,338    8,551,710   27,114,550    8,932,987
                                          -----------  -----------  ----------  ----------   -----------  ----------
End of year.............................. $58,937,798  $76,905,059  $8,480,451  $15,807,688  $31,713,849  $28,434,057
                                          ===========  ===========  ==========  ==========   ===========  ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                    VARIABLE SEPARATE ACCOUNT

------------------------------------------------------------------------------------------------------------------
                                                 FIDELITY                NEUBERGER    NEUBERGER      NEUBERGER
                                                INVESTMENT   FIDELITY     & BERMAN    & BERMAN    & BERMAN LIMITED
                                                GRADE BOND  CONTRAFUND    BALANCED     GROWTH      MATURITY BOND
                                                SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)................... $   81,754   $   (9,544)  $  52,328   $  (94,132)     $  100,104
Net realized gain (loss) on investments........     34,895        3,778     459,414    1,142,403          (8,673)
Net unrealized appreciation (depreciation) of
  investments during the year..................    (18,365)     477,324    (266,601)     102,696         (25,538)
                                                -----------  ----------- ----------   ----------     -----------
Net increase in net assets from operations.....     98,284      471,558     245,141    1,150,967          65,893
                                                -----------  ---------- ----------    ----------     -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums....................  2,130,821    1,896,133   1,626,992    6,888,258         785,194
Cost of insurance and administrative charges...   (507,709)    (242,291)   (624,216)  (2,046,331)       (171,297)
Surrenders and forfeitures.....................   (104,535)     (16,144)   (154,980)    (371,468)        (24,959)
Transfers between investment portfolios........  1,064,874    4,057,384     346,579    1,059,064         758,312
Net withdrawals due to policy loans............    (28,781)      (8,278)    (35,100)    (226,752)         (3,617)
Withdrawals due to death benefits..............     (2,694)                     (14)      (6,854)
                                                -----------  ----------  ----------   ----------     -----------
Net increase in net assets derived from policy
  transactions.................................  2,551,976    5,686,804   1,159,261    5,295,917       1,343,633
                                                -----------  ----------  ----------   ----------     -----------
Capital contribution from Provident Mutual Life
  Insurance Company............................                  25,000
                                                -----------  ----------  ----------   ----------     -----------
Total increase in net assets...................  2,650,260    6,183,362   1,404,402    6,446,884       1,409,526
NET ASSETS
Beginning of year..............................  2,346,721           --   3,223,304   10,605,905       1,108,362
                                                -----------  ----------  ----------   ----------     -----------
End of year.................................... $4,996,981   $6,183,362  $4,627,706  $17,052,789      $2,517,888
                                                ===========  =========== ==========  ===========     ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                   VARIABLE SEPARATE ACCOUNT

------------------------------------------------------------------------------------------------------------------
                                                            VAN ECK     VAN ECK GOLD    VAN ECK     ALGER AMERICAN
                                                           WORLDWIDE    AND NATURAL     EMERGING        SMALL
                                             TCI GROWTH       BOND       RESOURCES      MARKETS     CAPITALIZATION
                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...............  $  (49,667)    $  50,532     $    1,932    $  (3,826)     $  (17,270)
Net realized gain (loss) on investments....     856,050        20,012         52,636          470         (59,161)
Net unrealized appreciation (depreciation)
  of investments during the year...........  (1,217,840)          410        121,836       90,708         173,011
                                             ------------  -----------    ----------    -----------   -----------
Net increase (decrease) in net assets from
  operations...............................    (411,457)       70,954        176,404       87,352          96,580
                                             ------------  -----------    ----------    -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums................   4,409,737     1,208,131        620,876      591,991       2,284,400
Cost of insurance and administrative
  charges..................................  (1,147,704)     (293,018)      (188,073)     (84,624)       (343,153)
Surrenders and forfeitures.................    (213,245)      (71,799)       (66,529)      (9,852)        (29,701)
Transfers between investment portfolios....     472,972       425,637        330,253    1,616,051       5,942,776
Net withdrawals due to policy loans........     (49,208)       (3,329)       (17,924)      (9,537)        (11,830)
Withdrawals due to death benefits..........        (412)       (1,767)          (235)
                                             ------------  -----------    ----------    -----------   -----------
Net increase in net assets derived from
  policy transactions......................   3,472,140     1,263,855        678,368    2,104,029       7,842,492
                                             ------------  -----------    ----------    -----------   -----------
Capital contribution from Provident Mutual
  Life Insurance Company...................                                                25,000          25,000
                                             ------------  -----------    ----------    -----------   -----------
Total increase in net assets...............   3,060,683     1,334,809        854,772    2,216,381       7,964,072
NET ASSETS
  Beginning of year........................   5,031,776     1,812,368        901,280           --              --
                                             ------------  -----------    ----------    -----------   -----------
  End of year..............................  $8,092,459    $3,147,177     $1,756,052   $2,216,381      $7,964,072
                                             ============  ===========    ==========    ===========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                      MONEY                                     AGGRESSIVE
                                     GROWTH          MARKET           BOND         MANAGED        GROWTH      INTERNATIONAL
                                    SEPARATE        SEPARATE        SEPARATE       SEPARATE      SEPARATE       SEPARATE
                                     ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)....  $   2,947,592   $     716,274   $    494,496   $    905,006   $  (106,115)   $   (45,230)
Net realized gain on
  investments...................      9,105,358                          8,291        527,040       278,367        884,963
Net unrealized appreciation of
  investments during the year...     19,484,567                      1,104,331      3,731,246     1,711,032      1,765,475
                                   ------------    ------------    -----------    -----------   -----------    -----------
Net increase in net assets
  from operations...............     31,537,517         716,274      1,607,118      5,163,292     1,883,284      2,605,208
                                   ------------    ------------    -----------    -----------   -----------    -----------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums.....     31,018,881      25,991,971      2,748,728      5,437,753     6,979,778      9,246,142
Cost of insurance and
  administrative charges........    (10,800,913)     (2,892,532)      (854,427)    (2,184,118)   (2,095,129)    (2,653,024)
Surrenders and forfeitures......     (6,000,652)       (483,482)      (459,150)    (1,593,554)     (741,748)      (749,885)
Transfers between investment
  portfolios....................     (3,728,068)    (18,394,049)        (5,935)    (1,219,218)      939,005       (706,696)
Net withdrawals due to
  policy loans..................     (2,394,343)       (216,018)      (159,387)      (166,162)     (463,436)      (428,384)
Withdrawals due to death
  benefits......................       (179,253)            (13)          (742)       (86,605)         (962)        (2,302)
                                   ------------    ------------    -----------    -----------   -----------    -----------
Net increase in net assets
  derived from policy
  transactions..................      7,915,652       4,005,877      1,269,087        188,096     4,617,508      4,705,851
                                   ------------    ------------    -----------    -----------   -----------    -----------
Return of capital to Provident
  Mutual Life Insurance
  Company.......................                       (500,000)
                                   ------------    ------------    -----------    -----------   -----------    -----------
Total increase in net assets....     39,453,169       4,222,151      2,876,205      5,351,388     6,500,792      7,311,059
NET ASSETS
  Beginning of year.............    102,807,768      12,790,428      7,551,249     21,624,618    12,787,088     16,655,333
                                   ------------    ------------    -----------    -----------   -----------    -----------
  End of year...................  $ 142,260,937   $  17,012,579   $ 10,427,454   $ 26,976,006   $19,287,880    $23,966,392
                                   ============    ============    ===========    ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                                                            ZERO COUPON BOND
                                                                                            SEPARATE ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                                                                                           1996           2006
                                                                                          SERIES         SERIES
                                                                                        SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss...................................................................  $ (15,715)     $ (33,081)
Net realized gain on investments......................................................     46,689        103,889
Net unrealized appreciation of investments during the year............................    105,560        942,915
                                                                                        ----------     ----------
Net increase in net assets from operations............................................    136,534      1,013,723
                                                                                        ----------     ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...........................................................    343,230      1,330,797
Cost of insurance and administrative charges..........................................   (138,727)      (557,882)
Surrenders and forfeitures............................................................    (43,836)      (118,177)
Transfers between investment portfolios...............................................      9,271        435,416
Net withdrawals due to policy loans...................................................    (10,176)       (42,959)
Withdrawals due to death benefits.....................................................     (6,089)       (13,021)
                                                                                        ----------     ----------
Net increase in net assets derived from policy transactions...........................    153,673      1,034,174
                                                                                        ----------     ----------
Total increase in net assets..........................................................    290,207      2,047,897
NET ASSETS
  Beginning of year...................................................................  1,736,395      2,741,865
                                                                                        ----------     ----------
  End of year......................................................................... $2,026,602     $4,789,762
                                                                                        ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                            VARIABLE SEPARATE ACCOUNT

------------------------------------------------------------------------------------------------------------------
                               FIDELITY                  FIDELITY                FIDELITY                 FIDELITY
                                EQUITY-     FIDELITY       HIGH      FIDELITY      ASSET      FIDELITY   INVESTMENT
                                INCOME       GROWTH       INCOME     OVERSEAS     MANAGER    INDEX 500   GRADE BOND
                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income
  (loss).....................  $  387,954   $ (110,156)  $  30,555   $ (25,173)  $  288,212   $  14,660   $  18,815
Net realized gain (loss)
  on investments.............     679,147       50,953       6,119      20,298      (74,582)     96,656      11,650
Net unrealized appreciation
  of investments during the
  year.......................   5,151,173    8,635,155     208,946     579,620    3,538,801   1,357,316     175,696
                              -----------  -----------  ----------  ----------  -----------  ----------  ----------
Net increase in net assets
  from operations............   6,218,274    8,575,952     245,620     574,745    3,752,431   1,468,632     206,161
                              -----------  -----------  ----------  ----------  -----------  ----------  ----------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net
  premiums...................  13,095,871   17,511,135   1,445,564   3,784,564   10,792,167   4,239,917   1,185,287
Cost of insurance and
  administrative charges.....  (3,309,981)  (4,789,358)   (294,993)   (928,908)  (3,421,593)   (917,384)   (302,207)
Surrenders and forfeitures...    (472,892)    (862,489)    (37,516)   (109,478)  (1,270,363)   (258,007)    (19,498)
Transfers between investment
  portfolios.................   6,941,542    6,044,742   1,436,977   2,186,754   (3,131,839)  2,120,394     724,450
Net withdrawals due to
  policy loans...............    (527,820)    (732,057)    (11,036)   (116,872)    (272,150)   (126,445)    (43,336)
Withdrawals due to
  death benefits.............        (944)      (4,026)     (1,606)       (650)        (842)
                              -----------  -----------  ----------  ----------  -----------  ----------  ----------
Net increase in net assets
  derived from policy
  transactions...............  15,725,776   17,167,947   2,537,390   4,815,410    2,695,380   5,058,475   1,544,696
                              -----------  -----------  ----------  ----------  -----------  ----------  ----------
Total increase in net
  assets.....................  21,944,050   25,743,899   2,783,010   5,390,155    6,447,811   6,527,107   1,750,857
NET ASSETS
  Beginning of year..........  11,786,437   20,592,830     517,328   3,161,555   20,666,739   2,405,880     595,864
                              -----------  -----------  ----------  ----------  -----------  ----------  ----------
  End of year................ $33,730,487  $46,336,729  $3,300,338  $8,551,710  $27,114,550  $8,932,987  $2,346,721
                              ===========  ===========  ==========  ==========  ===========  ==========  ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                            VARIABLE SEPARATE ACCOUNT

------------------------------------------------------------------------------------------------------------------
                               NEUBERGER    NEUBERGER      NEUBERGER                   VAN ECK        VAN ECK
                                & BERMAN    & BERMAN    & BERMAN LIMITED     TCI      WORLDWIDE   GOLD AND NATURAL
                                BALANCED     GROWTH      MATURITY BOND      GROWTH       BOND        RESOURCES
                               SUBACCOUNT  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income
  (loss)...................... $   20,552   $  (37,491)     $   11,154     $ (17,326)  $  81,450      $    2,502
Net realized gain (loss) on
  investments.................     26,630      123,296           2,057        24,415       9,650          (2,771)
Net unrealized appreciation of
  investments during the
  year........................    425,461    1,361,959          44,428       558,573      60,522          76,939
                               ----------   ----------        --------    ----------    --------        --------
Net increase in net assets
  from operations.............    472,643    1,447,764          57,639       565,662     151,622          76,670
                               ----------   ----------        --------    ----------    --------        --------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums...  1,179,627    4,320,950         436,960     2,085,717     756,804         418,351
Cost of insurance and
  administrative charges......   (478,895)  (1,153,245)        (99,801)     (491,728)   (179,695)       (130,611)
Surrenders and forfeitures....   (151,809)    (214,306)         (1,233)     (119,956)    (36,252)        (39,102)
Transfers between investment
  portfolios..................    415,228    2,575,178         495,684     1,896,269     507,453         179,444
Net withdrawals due to policy
  loans.......................    (56,816)    (129,622)         (2,306)      (35,265)    (25,846)         (8,641)
Withdrawals due to death
  benefits....................        (22)      (5,466)                         (502)
                               ----------   ----------        --------    ----------    --------        --------
Net increase in net assets
  derived from policy
  transactions................    907,313    5,393,489         829,304     3,334,535   1,022,464         419,441
                               ----------   ----------        --------     ----------   --------        --------
Total increase in net
  assets......................  1,379,956    6,841,253         886,943     3,900,197   1,174,086         496,111
NET ASSETS
  Beginning of year...........  1,843,348    3,764,652         221,419     1,131,579     638,282         405,169
                               ----------  -----------        --------     ----------   --------        --------
  End of year................. $3,223,304  $10,605,905      $1,108,362    $5,031,776  $1,812,368     $   901,280
                               ==========  ===========        ========     ==========   ========        ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1994

--------------------------------------------------------------------------------

                                                      MONEY                                     AGGRESSIVE
                                     GROWTH          MARKET           BOND         MANAGED        GROWTH      INTERNATIONAL
                                    SEPARATE        SEPARATE        SEPARATE       SEPARATE      SEPARATE       SEPARATE
                                     ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)....  $   2,296,069   $     295,043   $    378,025   $    713,419   $   (69,831)   $   (67,433)
Net realized gain on
  investments...................      1,320,676                        206,653      1,307,867        17,586        320,958
Net unrealized appreciation
  (depreciation) of investments
  during the year...............     (1,904,256)                    (1,044,101)    (2,569,416)       40,255       (521,595)
                                   ------------     -----------     ----------    -----------   -----------    -----------
Net increase (decrease) in net
  assets from operations........      1,712,489         295,043       (459,423)      (548,130)      (11,990)      (268,070)
                                   ------------     -----------     ----------    -----------   -----------    -----------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums.....     32,073,847      26,832,956      2,395,570      6,730,502     5,400,860      8,417,599
Cost of insurance and
  administrative charges........    (11,488,613)     (1,844,311)      (722,171)    (2,516,072)   (1,702,505)    (2,137,893)
Surrenders and forfeitures......     (6,074,016)       (379,092)      (390,546)    (1,279,553)     (491,142)      (415,597)
Transfers between investment
  portfolios....................    (11,701,585)    (19,508,999)      (117,956)      (938,232)     (295,222)     3,419,821
Net withdrawals due to
  policy loans..................     (1,190,781)        (65,552)      (159,300)      (317,032)     (115,478)      (151,310)
Withdrawals due to
  death benefits................        (34,657)           (293)       (23,244)       (79,354)       (1,117)
                                   ------------     -----------     ----------    -----------   -----------    -----------
Net increase in net assets
  derived from policy
  transactions..................      1,584,195       5,034,709        982,353      1,600,259     2,795,396      9,132,620
                                   ------------     -----------     ----------    -----------   -----------    -----------
Return of capital to Provident
  Mutual Life Insurance
  Company.......................     (1,300,000)     (2,500,000)      (500,000)      (100,000)
                                   ------------     -----------     ----------    -----------   -----------    -----------
Total increase in net assets....      1,996,684       2,829,752         22,930        952,129     2,783,406      8,864,550
NET ASSETS
  Beginning of year.............    100,811,084       9,960,676      7,528,319     20,672,489    10,003,682      7,790,783
                                   ------------     -----------     ----------    -----------   -----------    -----------
  End of year...................  $ 102,807,768   $  12,790,428   $  7,551,249   $ 21,624,618   $12,787,088    $16,655,333
                                   ============     ===========     ==========    ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1994

--------------------------------------------------------------------------------

                                                                                            ZERO COUPON BOND
                                                                                            SEPARATE ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                                                                                           1996           2006
                                                                                          SERIES         SERIES
                                                                                        SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss...................................................................   $ (13,728)     $ (21,709)
Net realized gain on investments......................................................     133,126        174,318
Net unrealized depreciation of investments during the year............................    (126,417)      (399,697)
                                                                                        ----------     ----------
Net decrease in net assets from operations............................................      (7,019)      (247,088)
                                                                                        ----------     ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...........................................................     298,778      1,319,905
Cost of insurance and administrative charges..........................................    (123,276)      (520,009)
Surrenders and forfeitures............................................................    (239,993)       (59,803)
Transfers between investment portfolios...............................................    (163,212)       (57,040)
Net repayments (withdrawals) due to policy loans......................................     110,200        (21,660)
Withdrawals due to death benefits.....................................................                    (76,716)
                                                                                        ----------     ----------
Net increase (decrease) in net assets derived from policy transactions................    (117,503)       584,677
                                                                                        ----------     ----------
Total increase (decrease) in net assets...............................................    (124,522)       337,589
NET ASSETS
  Beginning of year...................................................................   1,860,917      2,404,276
                                                                                        ----------     ----------
  End of year.........................................................................  $1,736,395     $2,741,865
                                                                                        ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1994

--------------------------------------------------------------------------------

                                                            VARIABLE SEPARATE ACCOUNT

------------------------------------------------------------------------------------------------------------------
                               FIDELITY                  FIDELITY                FIDELITY                 FIDELITY
                                EQUITY-     FIDELITY       HIGH      FIDELITY      ASSET      FIDELITY   INVESTMENT
                                INCOME       GROWTH       INCOME     OVERSEAS     MANAGER    INDEX 500   GRADE BOND
                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income
  (loss)..................... $   139,540   $  (53,346)   $   (859)  $  (5,635)  $   46,417   $  (8,356)   $   (827)
Net realized gain (loss) on
  investments................     178,771      381,019          36                  218,180      (3,676)         76
Net unrealized appreciation
  (depreciation) of
  investments during the
  year.......................      62,245      (13,658)     (1,350)    (77,282)  (1,290,966)     25,450      (2,065)
                              -----------  -----------    --------  ----------  -----------  ----------    --------
Net increase (decrease) in
  net assets from
  operations.................     380,556      314,015      (2,173)    (82,917)  (1,026,369)     13,418      (2,816)
                              -----------  -----------    --------  ----------  -----------  ----------    --------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net
  premiums...................   5,551,283   10,832,297     186,378   1,050,375    9,671,149   1,598,160     241,144
Cost of insurance and
  administrative charges.....  (1,265,129)  (2,671,488)    (31,764)   (170,165)  (2,399,851)   (314,407)    (32,175)
Surrenders and forfeitures...    (132,728)    (309,821)       (928)    (34,253)    (272,749)     (9,218)     (1,015)
Transfers between investment
  portfolios.................   4,261,977    6,924,780     347,006   2,369,734   10,242,354     782,658     365,717
Net repayments (withdrawals)
  due to policy loans........     (46,568)    (199,085)     (6,191)      3,781       (3,620)     (2,272)          9
                              -----------  -----------    --------   ---------  -----------   ----------   --------
Net increase in net assets
  derived from policy
  transactions...............   8,368,835   14,576,683     494,501   3,219,472   17,237,283   2,054,921     573,680
                              -----------  -----------    --------  ----------  -----------  ----------    --------
Capital contribution from
  Provident Mutual Life
  Insurance Company..........                               25,000      25,000                               25,000
                              -----------  -----------    --------  ----------  -----------  ----------    --------
Total increase in net
  assets.....................   8,749,391   14,890,698     517,328   3,161,555   16,210,914   2,068,339     595,864
NET ASSETS
  Beginning of year..........   3,037,046    5,702,132      --          --        4,455,825     337,541       --
                              -----------  -----------   --------   ----------  -----------  ----------    --------
  End of year................ $11,786,437  $20,592,830   $517,328   $3,161,555  $20,666,739  $2,405,880    $595,864
                              ===========  ===========   ========   ==========  ===========  ==========    ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1994

--------------------------------------------------------------------------------

                                                           VARIABLE SEPARATE ACCOUNT

-----------------------------------------------------------------------------------------------------------------
                               NEUBERGER   NEUBERGER      NEUBERGER                  VAN ECK        VAN ECK
                                & BERMAN    & BERMAN   & BERMAN LIMITED     TCI      WORLDWIDE   GOLD AND NATURAL
                                BALANCED     GROWTH     MATURITY BOND     GROWTH       BOND        RESOURCES
                               SUBACCOUNT  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income
  (loss)...................... $    7,986   $  (9,904)      $   (296)     $  (2,373)   $ (1,075)      $     14
Net realized gain (loss) on
  investments.................     18,931     122,748            730           (264)        349            171
Net unrealized appreciation
  (depreciation) of
  investments during the
  year........................    (91,263)   (231,050)           267         25,541       9,600        (11,497)
                                ----------  ----------      --------      ----------   --------       --------
Net increase (decrease) in net
  assets from operations......    (64,346)   (118,206)           701         22,904       8,874        (11,312)
                                ----------  ----------      --------      ----------   --------       --------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums...    860,866   2,004,874         71,398        441,248     198,216        130,837
Cost of insurance and
  administrative charges......   (276,705)   (534,031)       (16,110)       (84,751)    (34,637)       (26,284)
Surrenders and forfeitures....     (7,129)    (46,226)            (8)       (29,550)    (19,484)          (905)
Transfers between investment
  portfolios..................    933,031   1,446,509        140,427        751,260     455,077        291,264
Net repayments (withdrawals)
  due to policy loans.........    (11,834)    (11,021)            11          5,468       5,236         (3,431)
                                ----------  ----------      --------      ----------   --------       --------
Net increase in net assets
  derived from policy
  transactions................  1,498,229   2,860,105        195,718      1,083,675     604,408        391,481
                                ----------  ----------      --------      ----------   --------       --------
Capital contribution from
  Provident Mutual Life
  Insurance Company...........                                25,000         25,000      25,000         25,000
                                ----------  ----------      --------      ----------   --------       --------
Total increase in net
  assets......................  1,433,883   2,741,899        221,419      1,131,579     638,282        405,169
NET ASSETS
  Beginning of year...........    409,465   1,022,753        --              --          --            --
                               ----------  ----------       --------      ----------   --------       --------
  End of year................. $1,843,348  $3,764,652       $221,419      $1,131,579   $638,282       $405,169
                               ==========  ==========       ========      ==========   ========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements

--------------------------------------------------------------------------------

1. ORGANIZATION

The Growth, Money Market, Bond, Managed, Aggressive Growth, International, Zero Coupon Bond and Variable Separate Accounts (Separate Accounts) were established by Provident Mutual Life Insurance Company (Provident Mutual) under the provisions of the Pennsylvania Insurance Law. Each Separate Account is a separate investment account to which assets are allocated to support the benefits payable under single premium, modified premium, scheduled premium and flexible premium adjustable variable life insurance policies (the Policies). The Aggressive Growth, International, and Variable Separate Accounts are not available with single premium and scheduled premium policies. The Zero Coupon Bond Separate Account is not available with scheduled premium policies.

The Policies are distributed principally through career agents and brokers.

Provident Mutual has structured the Separate Accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

The Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts invest in the corresponding portfolios of the Market Street Fund, Inc.

The Zero Coupon Bond Separate Account is comprised of the 2006 Series Subaccount. Funds are transferred to Merrill Lynch, Pierce, Fenner & Smith (MLPFS), who serves as sponsor of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A (Zero Coupon Trust). The 2006 Series Subaccount invests in the 2006 Series Portfolio of the Zero Coupon Trust. On May 15, 1996, a second Subaccount was terminated due to the maturity of the underlying series of the Zero Coupon Trust.

The Variable Separate Account is comprised of sixteen Subaccounts: the Fidelity Equity-Income, Fidelity Growth, Fidelity High Income and Fidelity Overseas Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund; the Fidelity Asset Manager, Fidelity Index 500, Fidelity Investment Grade Bond and Fidelity Contrafund Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund II; the Neuberger & Berman Balanced, Neuberger & Berman Growth and Neuberger & Berman Limited Maturity Bond Subaccounts invest in the corresponding portfolios of the Neuberger & Berman Advisers Management Trust; the TCI Growth Subaccount invests in the corresponding portfolio of the TCI Portfolios, Inc.; the Van Eck Worldwide Bond, Van Eck Gold and Natural Resources and Van Eck Emerging Markets Subaccounts invest in the corresponding portfolios of the Van Eck Worldwide Insurance Trust; and the Alger American Small Capitalization Subaccount invests in the corresponding portfolio of the Alger American Fund.

Net premiums from in-force Policies are allocated to the Separate Accounts in accordance with policyholder instructions and are recorded as variable life policy transactions in the statements of changes in net assets. Such amounts are used to provide money to pay benefits under the Policies (Note 4). Each Separate Account's assets are the property of Provident Mutual.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

1. ORGANIZATION, CONTINUED

Transfers between investment portfolios include transfers between the Separate Accounts and the Guaranteed Account (not shown), which is part of Provident Mutual's General Account.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Accounts included in the financial statements.

 Investment Valuation:

Investment shares are valued at the net asset values of the respective Portfolios. Transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

 Realized Gains and Losses:

Realized gains and losses on sales of investment shares are determined using the specific identification basis for financial reporting and income tax purposes.

 Federal Income Taxes:

The operations of the Separate Accounts are included in the Federal income tax return of Provident Mutual. Under the provisions of the Policies, Provident Mutual has the right to charge the Separate Accounts for Federal income tax attributable to the Separate Accounts. No charge is currently being made against the Separate Accounts for such tax.

 Estimates:

The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and policy transactions during the periods. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS

     At December 31, 1996, the investments of the respective Separate Accounts/Subaccounts are as follows:
--------------------------------------------------------------------------------

                                                       SHARES         COST       MARKET VALUE
----------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Portfolio................................     9,330,982   $132,108,107   $168,890,765
  Money Market Portfolio..........................    23,884,697    $23,884,697    $23,884,697
  Bond Portfolio..................................     1,048,230    $11,041,466    $11,184,610
  Managed Portfolio...............................     2,079,865    $26,498,061    $30,532,426
  Aggressive Growth Portfolio.....................     1,398,376    $21,670,165    $25,897,926
  International Portfolio.........................     2,385,547    $28,694,997    $31,990,185
The Stripped ("Zero") U.S. Treasury Securities
  Fund, Provident Mutual Series A:
  2006 Series.....................................    11,346,972     $5,669,059     $6,413,195
Variable Insurance Products Fund:
  Equity-Income Portfolio.........................     2,802,567    $49,283,784    $58,937,978
  Growth Portfolio................................     2,469,655    $63,931,030    $76,905,059
  High Income Portfolio...........................       677,352     $8,008,595     $8,480,451
  Overseas Portfolio..............................       839,049    $14,061,771    $15,807,688
Variable Insurance Products Fund II:
  Asset Manager Portfolio.........................     1,873,234    $27,177,965    $31,713,849
  Index 500 Portfolio.............................       319,018    $24,002,380    $28,434,057
  Investment Grade Bond Portfolio.................       408,250     $4,841,715     $4,996,981
  Contrafund Portfolio............................       373,391     $5,706,038     $6,183,362
Neuberger & Berman Advisers Management Trust:
  Balanced Portfolio..............................       290,685     $4,556,505     $4,627,706
  Growth Portfolio................................       661,473    $15,809,522    $17,052,789
  Limited Maturity Bond Portfolio.................       179,209     $2,498,731     $2,517,888
TCI Portfolios, Inc.:
  TCI Growth Portfolio............................       790,279     $8,726,185     $8,092,459
Van Eck Worldwide InsuranceTrust:
  Worldwide Bond Portfolio........................       283,529     $3,076,645     $3,147,177
  Gold and Natural Resources Portfolio............       105,027     $1,568,774     $1,756,052
  Emerging Markets Portfolio......................       177,452     $2,125,673     $2,216,381
Alger American Fund
  Small Capitalization Portfolio..................       194,673     $7,791,061     $7,964,072

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

     During the years ended December 31, 1996, 1995 and 1994 transactions in investment shares were as follows:
--------------------------------------------------------------------------------


                                                            MARKET STREET FUND, INC.
       ---------------------------------------------------------------------------------------------------------------------------
                         GROWTH PORTFOLIO                     MONEY MARKET PORTFOLIO                     BOND PORTFOLIO
       ---------------------------------------------------------------------------------------------------------------------------
                  1996         1995         1994          1996          1995         1994         1996        1995        1994
----------------------------------------------------------------------------------------------------------------------------------
Shares
 purchased....     831,901    1,059,897    1,080,717    19,129,435    13,655,624   17,190,183     168,569     192,313     215,657
Shares
 received from
 reinvestment
 of:
 Dividends....     265,374      256,696      209,566     1,024,419       871,001      311,999      57,612      53,908      41,462
 Capital gain
  distributions    436,699      601,004        5,192                                                                       16,975
               -----------  -----------  -----------   -----------   -----------  -----------    --------   ---------    --------
Total shares
 acquired.....   1,533,974    1,917,597    1,295,475    20,153,854    14,526,625   17,502,182     226,181     246,221     274,094
Total shares
 redeemed.....    (904,010)    (565,932)  (1,109,401)  (12,978,261)  (10,536,224) (14,410,319)   (127,216)    (74,556)   (169,094)
               -----------  -----------  -----------   -----------   -----------  -----------    --------   ---------    --------
Net increase
 in shares
 owned........     629,964    1,351,665      186,074     7,175,593     3,990,401    3,091,863      98,965     171,665     105,000
Shares owned,
 beginning of
 year.........   8,701,018    7,349,353    7,163,279    16,709,104    12,718,703    9,626,840     949,265     777,600     672,600
               -----------  -----------  -----------   -----------   -----------  -----------    --------   ---------    --------
Shares owned,
 end of
 year.........   9,330,982    8,701,018    7,349,353    23,884,697    16,709,104   12,718,703   1,048,230     949,265     777,600
               ===========  ===========  ===========   ===========   ===========  ===========   =========   =========   =========
Cost of shares
 acquired..... $24,791,248  $27,059,436  $18,166,403  $ 20,153,854  $ 14,526,625  $17,502,182  $2,391,808  $2,538,587  $2,786,406
               ===========  ===========  ===========   ===========   ===========  ===========   =========   =========   =========
Cost of shares
 redeemed..... $11,787,104  $ 7,086,303  $14,301,798  $ 12,978,261  $ 10,536,224  $14,410,319  $1,348,647  $  767,042  $1,716,106
               ===========  ===========  ===========   ===========   ===========  ===========   =========   =========   =========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                               MARKET STREET FUND, INC.

                  ------------------------------------------------------------------------------------------------------------------
                              MANAGED PORTFOLIO                       AGGRESSIVE                    INTERNATIONAL PORTFOLIO
                                                                   GROWTH PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
                         1996        1995        1994        1996        1995        1994        1996        1995        1994
                  ------------------------------------------------------------------------------------------------------------------
Shares purchased.....    221,107     208,590     404,364     263,500     336,867     285,002     520,713     524,968      844,765
Shares received from
 reinvestment of:
 Dividends...........     73,728      83,429      69,944      13,575                              23,400       8,442        1,888
 Capital gain
   distributions.....     81,745       2,072      74,713     136,800       7,271                  94,861      39,890       13,188
                      ----------  ----------  ----------  ----------  ----------  -----------  ---------   ---------   ----------
Net increase in
 shares owned........    177,756      89,803     259,190     288,598     282,135     183,420     521,911     431,535      785,338
Shares owned,
 beginning
 of year.............  1,902,109   1,812,306   1,553,116   1,109,778     827,643     644,223   1,863,636   1,432,101      646,763
                      ----------  ----------  ----------  ----------  ----------  -----------  ---------   ---------   ----------
Shares owned, end of
 year................  2,079,865   1,902,109   1,812,306   1,398,376   1,109,778     827,643   2,385,547   1,863,636    1,432,101
                      ==========  ==========  ==========  ==========  ==========  ===========  =========   =========   ==========
Cost of shares
 acquired............ $5,201,624  $3,791,908  $6,775,390  $6,735,426  $5,631,340  $4,286,558  $8,077,706  $6,827,356  $10,211,219
                      ==========  ==========  ==========  ==========  ==========  ===========  =========   =========   ==========
Cost of shares
 redeemed............ $2,131,719  $2,171,165  $3,176,894  $1,641,455  $  841,580  $1,492,974  $1,210,942  $1,281,772  $   711,372
                      ==========  ==========  ==========  ==========  ==========  ===========  =========   =========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES                        VARIABLE INSURANCE
                                        FUND, PROVIDENT MUTUAL SERIES A                                 PRODUCTS FUND
                  ------------------------------------------------------------------------------------------------------------------
                               1996 SERIES                          2006 SERIES                    EQUITY-INCOME PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
                       1996        1995        1994        1996        1995        1994         1996         1995         1994
                  ------------------------------------------------------------------------------------------------------------------
Shares purchased...    118,128     364,596     405,453   4,208,650   2,903,418    3,167,109    1,036,625      937,870     565,671
Shares received
 from reinvestment
 of:
 Dividends.........                                                                                2,918       30,564      12,305
 Capital gain
   distributions...                                                                               83,648       42,404      12,169
                      ----------  ----------  ----------  ----------  ----------  -----------  ---------   ---------   ----------
Total shares
 acquired..........    118,128     364,596     405,453   4,208,650   2,903,418    3,167,109    1,123,191    1,010,838     590,145
Total shares
 redeemed.......... (2,181,298)   (217,641)   (552,954) (1,223,768)   (935,891)  (1,839,197)     (71,820)     (27,488)    (15,098)
                      ----------  ----------  ----------  ----------  ----------  -----------  ---------   ---------   ----------
Net increase
 (decrease) in
 shares owned...... (2,063,170)    146,955    (147,501)  2,984,882   1,967,527    1,327,912    1,051,371      983,350     575,047
Shares owned,
 beginning of
 year..............  2,063,170   1,916,215   2,063,716   8,362,090   6,394,563    5,066,651    1,751,196      767,846     192,799
                      ----------  ----------  ----------  ----------  ----------  -----------  ---------   ---------   ----------
Shares owned, end
 of year...........              2,063,170   1,916,215  11,346,972   8,362,090    6,394,563    2,802,567    1,751,196     767,846
                      ==========  ==========  ==========  ==========  ==========  ===========  =========   =========   ==========
Cost of shares
 acquired.......... $  117,132  $  345,561  $  365,288  $2,317,522  $1,461,490  $ 1,375,238  $21,875,240  $17,235,825  $8,978,638
                      ==========  ==========  ==========  ==========  ==========  ===========  =========   =========   ==========
Cost of shares
 redeemed.......... $1,949,315  $  160,308  $  365,268  $  528,531  $  353,785  $   633,039  $ 1,105,790  $   427,894  $  231,263
                      ==========  ==========  ==========  ==========  ==========  ===========  =========   =========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                              VARIABLE INSURANCE PRODUCTS FUND
--------------------------------------------------------------------------------------------------
                                     GROWTH PORTFOLIO                  HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------------------------
                                 1996        1995         1994        1996        1995      1994
--------------------------------------------------------------------------------------------------
Shares purchased..........     826,059      659,784      702,697     479,606     232,086    49,207
Shares received from
 reinvestment of:
 Dividends................       4,794        5,481        1,723      25,643       4,088
 Capital gain
   distributions..........     121,056                    18,232       5,016
                           -----------  -----------  -----------  ----------  ----------  --------
Total shares acquired.....     951,909      665,265      722,652     510,265     236,174    49,207
Total shares redeemed.....     (69,623)     (27,312)     (14,831)   (108,022)     (9,155)   (1,117)
                           -----------  -----------  -----------  ----------  ----------  --------
Net increase (decrease) in
 shares owned.............     882,286      637,953      707,821     402,243     227,019    48,090
Shares owned, beginning of
 year.....................   1,587,369      949,416      241,595     275,109      48,090
                           -----------  -----------  -----------  ----------  ----------  --------
Shares owned, end of
 year.....................   2,469,655    1,587,369      949,416     677,352     275,109    48,090
                           ===========  ===========  ===========  ==========  ==========  ========
Cost of shares acquired... $27,880,379  $17,731,718  $15,362,715  $6,055,847  $2,687,554  $530,853
                           ===========  ===========  ===========  ==========  ==========  ========
Cost of shares redeemed... $ 1,605,197  $   608,521  $   332,236  $1,154,715  $   98,892  $ 12,052
                           ===========  ===========  ===========  ==========  ==========  ========


---------------------------------------------------------------
                                     OVERSEAS PORTFOLIO
---------------------------------------------------------------
                              1996         1995         1994

---------------------------------------------------------------

Shares purchased..........     372,206     316,944     201,774
Shares received from
 reinvestment of:
 Dividends................       6,165         971
 Capital gain
   distributions..........       6,782         971
                            ----------  ----------  ----------
Total shares acquired.....     385,153     318,886     201,774
Total shares redeemed.....     (47,671)    (19,077)        (16)
                            ----------  ----------  ----------
Net increase (decrease) in
 shares owned.............     337,482     299,809     201,758
Shares owned, beginning of
 year.....................     501,567     201,758
                            ----------  ----------  ----------
Shares owned, end of
 year.....................     839,049     501,567     201,758
                            ==========  ==========  ==========
Cost of shares acquired...  $6,786,632  $5,114,360  $3,239,101
                            ==========  ==========  ==========
Cost of shares redeemed...  $  774,233  $  303,825  $      264
                            ==========  ==========  ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                  VARIABLE INSURANCE PRODUCTS FUND II
--------------------------------------------------------------------------------------------------------
                                     ASSET MANAGER PORTFOLIO                INDEX 500 PORTFOLIO
--------------------------------------------------------------------------------------------------------
                                    1996       1995        1994          1996         1995        1994
--------------------------------------------------------------------------------------------------------
Shares purchased..............    313,935     489,727    1,215,379      200,784      88,644       42,480
Shares received from
 reinvestment of:
 Dividends....................     65,522      33,935        9,853        1,531         868
 Capital gain distributions...     54,028                   14,760        3,938         119           19
                               ----------  ----------  -----------  -----------  ----------   ----------
Total shares acquired.........    433,485     523,662    1,239,992      206,253      89,631       42,499
Total shares redeemed.........   (277,449)   (305,140)     (22,065)      (5,225)    (14,435)      (5,494)
                               ----------  ----------  -----------  -----------  ----------   ----------
Net increase in shares
 owned........................    156,036     218,522    1,217,927      201,028      75,196       37,005
Shares owned, beginning of
 year.........................  1,717,198   1,498,676      280,749      117,990      42,794        5,789
                               ----------  ----------  -----------  -----------  ----------   ----------
Shares owned, end of year.....  1,873,234   1,717,198    1,498,676      319,018     117,990       42,794
                               ==========  ==========  ===========  ===========  ==========   ==========
Cost of shares acquired....... $6,753,590  $7,461,536  $17,945,452  $16,732,487  $5,976,098   $2,369,165
                               ==========  ==========  ===========  ===========  ==========   ==========
Cost of shares redeemed....... $4,265,120  $4,552,526  $   316,892  $   285,519  $  806,307   $  311,392
                               ==========  ==========  ===========  ===========  ==========   ==========


-----------------------------------------------------------------------------
                                         INVESTMENT GRADE         CONTRAFUND
                                          BOND PORTFOLIO           PORTFOLIO
----------------------------------------------------------------------------
                                     1996       1995       1994      1996

----------------------------------------------------------------------------
Shares purchased..............     260,720     148,445    55,695     378,323
Shares received from
 reinvestment of:
 Dividends....................      10,256       2,620
 Capital gain distributions...
                                ----------  ----------  --------  ----------
Total shares acquired.........     270,976     151,065    55,695     378,323
Total shares redeemed.........     (50,765)    (17,097)   (1,624)     (4,932)
                                ----------  ----------  --------  ----------
Net increase in shares
 owned........................     220,211     133,968    54,071     373,391
Shares owned, beginning of
 year.........................     188,039      54,071
                                ----------  ----------  --------  ----------
Shares owned, end of year.....     408,250     188,039    54,071     373,391
                                ==========  ==========  ========  ==========
Cost of shares acquired.......  $3,229,467  $1,765,445  $615,840  $5,779,392
                                ==========  ==========  ========  ==========
Cost of shares redeemed.......  $  560,842  $  190,284  $ 17,911  $   73,354
                                ==========  ==========  ========  ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                   NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
--------------------------------------------------------------------------------------------------------------
                                             BALANCED PORTFOLIO                    GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
                                        1996        1995        1994        1996         1995         1994
--------------------------------------------------------------------------------------------------------------
Shares purchased....................    108,736      74,181     112,008      263,886     228,427       148,623
Shares received from reinvestment
 of:
 Dividends..........................      5,238       2,584       1,201          180         490           326
 Capital gain distributions.........     29,133         830       1,985       42,178       6,560         6,741
                                     ----------  ----------  ----------   ----------  ----------    ----------
Total shares acquired...............    143,107      77,595     115,194      306,244     235,477       155,690
Total shares redeemed...............    (36,401)    (20,656)    (13,992)     (55,459)    (10,148)      (11,266)
                                     ----------  ----------  ----------   ----------  ----------    ----------
Net increase in shares owned........    106,706      56,939     101,202      250,785     225,329       144,424
Shares owned, beginning of year.....    183,979     127,040      25,838      410,688     185,359        40,935
                                     ----------  ----------  ----------   ----------  ----------    ----------
Shares owned, end of year...........    290,685     183,979     127,040      661,473     410,688       185,359
                                     ==========  ==========  ==========   ==========  ==========    ==========
Cost of shares acquired............. $2,241,958  $1,276,739  $1,747,257   $7,625,308  $5,737,857    $3,274,504
                                     ==========  ==========  ==========   ==========  ==========    ==========
Cost of shares redeemed............. $  570,955  $  322,244  $  216,239   $1,295,598  $  244,085    $  272,703
                                     ==========  ==========  ==========   ==========  ==========    ==========

                                                             TCI PORTFOLIOS, INC.
--------------------------------------------------------------------------------------------------------
                                              LIMITED MATURITY
                                               BOND PORTFOLIO                 TCI GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------
                                          1996       1995      1994       1996        1995        1994
--------------------------------------------------------------------------------------------------------
Shares purchased....................     116,412    64,863    22,298     384,291     308,637     124,514
Shares received from reinvestment
 of:
 Dividends..........................       8,274     1,128                               145
 Capital gain distributions.........                                      68,178
                                      ----------  --------  --------  ----------  ----------  ----------
Total shares acquired...............     124,686    65,991    22,298     452,469     308,782     124,514
Total shares redeemed...............     (20,824)   (6,437)   (6,505)    (80,668)    (13,168)     (1,650)
                                      ----------  --------  --------  ----------  ----------  ----------
Net increase in shares owned........     103,862    59,554    15,793     371,801     295,614     122,864
Shares owned, beginning of year.....      75,347    15,793               418,478     122,864
                                      ----------  --------  --------  ----------  ----------  ----------
Shares owned, end of year...........     179,209    75,347    15,793     790,279     418,478     122,864
                                      ==========  ========  ========  ==========  ==========  ==========
Cost of shares acquired.............  $1,724,884  $932,610  $311,339  $4,986,969  $3,475,266  $1,121,214
                                      ==========  ========  ========  ==========  ==========  ==========
Cost of shares redeemed.............  $  289,820  $ 90,095  $ 90,187  $  723,514  $  118,574  $   15,176
                                      ==========  ========  ========  ==========  ==========  ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                       VAN ECK WORLDWIDE INSURANCE TRUST                           ALGER AMERICAN
                                                                                                                        FUND

                  ------------------------------------------------------------------------------------------------------------------
                                          WORLDWIDE BOND                    GOLD AND NATURAL
                                            PORTFOLIO                     RESOURCES PORTFOLIO          EMERGING        SMALL
                                                                                                       MARKETS     CAPITALIZATION
                                                                                                      PORTFOLIO      PORTFOLIO
                  ------------------------------------------------------------------------------------------------------------------
                                   1996         1995        1994       1996       1995       1994        1996           1996
                  ------------------------------------------------------------------------------------------------------------------
Shares purchased..............     140,460      101,345     64,509     54,502     49,696     31,344      177,883        207,020
Shares received from
 reinvestment of:
Dividends.....................       6,267        8,113                   749        534                      19              2
Capital gain distributions....                                  11        735                    46
                                ----------   ----------   --------   --------   --------   --------   ----------     ----------
Total shares acquired.........     146,727      109,458     64,520     55,986     50,230     31,390      177,902        207,022
Total shares redeemed.........     (25,888)      (9,283)    (2,005)   (13,461)   (18,610)      (508)        (450)       (12,349)
                                ----------   ----------   --------   --------   --------   --------   ----------     ----------
Net increase in shares
 owned........................     120,839      100,175     62,515     42,525     31,620     30,882      177,452        194,673
Shares owned, beginning of
 year.........................     162,690       62,515                62,502     30,882
                                ----------   ----------   --------   --------   --------   --------   ----------     ----------
Shares owned, end of year.....     283,529      162,690     62,515    105,027     62,502     30,882      177,452        194,673
                                ==========   ==========   ========   ========   ========   ========   ==========     ==========
Cost of shares acquired.......  $1,593,168   $1,204,346   $648,828   $909,495   $674,277   $423,320   $2,130,602     $8,338,053
                                ==========   ==========   ========   ========   ========   ========   ==========     ==========
Cost of shares redeemed.......  $  258,769   $   90,782   $ 20,146   $176,559   $255,105   $  6,654   $    4,929     $  546,992
                                ==========   ==========   ========   ========   ========   ========   ==========     ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts of
Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

4. RELATED PARTY TRANSACTIONS

     Provident Mutual makes certain deductions from premiums before amounts are allocated to each Separate Account selected by the policyholder. The deductions may include (1) administrative charges, (2) state premium taxes, (3) premium processing charges, (4) premiums for supplementary benefits, (5) premiums for extra mortality risks, (6) sales charges, (7) premiums for optional benefits, and (8) a risk charge for the guaranteed minimum death benefit. Premiums adjusted for these deductions are recorded as net premiums in the statement of changes in net assets. See original policy documents for specific charges assessed.

     In addition to the aforementioned charges, each Separate Account is charged for mortality and expense risks assumed by Provident Mutual. The annual rates charged to cover these risks are:

     For scheduled premium and single premium policies -- currently 0.35% of the net assets held for the benefit of policyholders.

     For modified premium policies -- currently 0.60% of the net assets held for the benefit of policyholders.

     For flexible premium adjustable policies ("OptionsPlus") -- currently 0.75% of the net assets held for the benefit of policyholders, guaranteed not to exceed 0.90%.

     For flexible premium adjustable survivorship policies ("Survivor OptionsPlus") -- currently 0.60% of the net assets held for the benefit of policyholders, guaranteed not to exceed 0.90%.

     For flexible premium adjustable policies (other than "OptionsPlus") -- currently 0.75% of the net assets held for the benefit of policyholders.

     Each Separate Account is also charged by Provident Mutual for the cost of insurance protection. For single premium policies, the charge is accrued daily and deducted from the amount provided for investment annually. For scheduled premium, modified premium and flexible premium adjustable policies, the charge is deducted monthly. The amount of the charge is computed based upon the amount of insurance provided during the year and the insured's attained age. Depending upon the type of policy, additional monthly deductions may be made for (1) administrative charges, (2) minimum death benefit charges, (3) first year policy charges and (4) supplementary charges. See original policy documents for additional monthly charges. These charges are included in the statements of changes in net assets.

     The policies provide for an initial free-look period. If a policy is cancelled within certain time constraints, the policyholder will receive a refund equal to the policy account value plus certain deductions made under the policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the policy and will not reflect investment experience.

--------------------------------------------------------------------------------
The Variable Separate Accounts of
Provident Mutual Life Insurance Company
Notes to Financial Statements -- concluded

--------------------------------------------------------------------------------

4. RELATED PARTY TRANSACTIONS, CONTINUED

     If a single premium or modified premium policy is surrendered within the first nine policy years, a contingent deferred sales load charge and/or contingent deferred administrative charge are assessed. These same charges are assessed if a flexible premium adjustable policy is surrendered within the first ten policy years. These charges are assessed if a flexible premium adjustable survivorship policy is surrendered before the fifteenth policy year (twelfth policy year for New York policies). These charges are recorded as administrative charges in the statements of changes in net assets.

     For scheduled premium and single premium policies, Provident Mutual has agreed to make a daily adjustment to the net rate of return of the Growth, Money Market and Bond Separate Accounts to offset completely all Market Street Fund, Inc. expenses charged to the portfolios in which the Separate Accounts invest, except for (1) all brokers' commissions, (2) transfer taxes, investment advisory fees and other fees and expenses for services relating to purchases and sales of portfolio investments, and (3) income tax liabilities. The total amounts reimbursed for the Growth, Money Market and Bond Separate Accounts for the years ended December 31, 1996, 1995 and 1994 were as follows:

                                                                            MONEY
                                                                GROWTH      MARKET        BOND
                                                               SEPARATE    SEPARATE     SEPARATE
                                                               ACCOUNT     ACCOUNT      ACCOUNT
                                                               --------    --------     --------
Year ending December 31,
     1996..................................................      $3,491       $146       $1,087
     1995..................................................     $12,376       $538       $1,846
     1994..................................................     $14,824     $1,594       $2,834


     These amounts are shown as an operating expense reimbursement reducing total expenses in the statement of operations.


     Provident Mutual makes a daily asset charge against the assets of the Zero Coupon Bond Separate Account. The charge is to reimburse Provident Mutual for the transaction charge paid directly by Provident Mutual to MLPFS on the sale of the Zero Coupon Trust units to the Zero Coupon Bond Separate Account. Provident Mutual pays these amounts from General Account assets. The amount of the asset charge currently is equivalent to an effective annual rate of .25% of the average daily net assets of each Subaccount. This amount may be increased in the future, but in no event will it exceed an effective annual rate of .50%. The charge will be cost based (taking into account the loss of interest) with no anticipated element of profit for Provident Mutual.

--------------------------------------------------------------------------------


Provident Mutual Life Insurance Company


and Subsidiaries

Report of Independent Accountants

--------------------------------------------------------------------------------

To the Board of Directors of
Provident Mutual Life Insurance
  Company

We have audited the accompanying consolidated statements of financial condition of Provident Mutual Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of operations, capital and surplus, and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Provident Mutual Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 120 (SFAS 120) and Financial Accounting Standards Board Interpretation No. 40 (FIN 40) which required implementation of several accounting pronouncements not previously adopted. The effects of adopting SFAS 120 and FIN 40 were retroactively applied to the Company's previously issued financial statements, consistent with the implementation guidance of those standards.

                                            COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 14, 1997

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Consolidated Statements of Financial Condition (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                                                 DECEMBER 31,
 ------------------------------------------------------------------------------------------------------------------
                                                                                             1996           1995
 ------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at market (cost: 1996-$2,513,377; 1995-$2,427,192)..............   $2,564,903     $2,560,179
    Held to maturity, at amortized cost (market: 1996-$518,665; 1995-$555,557)                510,874        543,992
Equity securities, at market (cost: 1996-$27,770; 1995-$32,635).........................       23,809         28,170
Mortgage loans..........................................................................      708,982        747,945
Real estate.............................................................................       71,444         74,662
Policy loans and premium notes..........................................................      358,522        365,217
Other invested assets...................................................................       20,781         29,672
Short-term investments..................................................................       60,407         95,455
                                                                                           ----------     ----------
Total Investments.......................................................................    4,319,722      4,445,292
                                                                                           ----------     ----------
Cash....................................................................................        5,551          2,871
Premiums due and deferred...............................................................       13,106         15,863
Investment income due and accrued.......................................................       74,212         75,203
Deferred acquisition costs..............................................................      602,587        501,305
Reinsurance recoverable.................................................................      530,326        544,499
Separate account assets.................................................................    1,510,101      1,030,965
Other assets............................................................................       68,045         50,091
                                                                                           ----------     ----------
Total Assets............................................................................   $7,123,650     $6,666,089
                                                                                           ==========     ==========
LIABILITIES
Policy Liabilities:
  Future policyholder benefits..........................................................   $4,426,517     $4,489,990
  Policyholders' funds..................................................................      149,106        148,717
  Policyholder dividends payable........................................................       32,697         32,825
  Other policy obligations..............................................................       20,332         14,259
                                                                                           ----------     ----------
  Total Policy Liabilities..............................................................    4,628,652      4,685,791
                                                                                           ----------     ----------
Expenses payable........................................................................       38,540         27,646
Taxes payable...........................................................................        2,129          2,776
Federal income taxes payable:
  Current...............................................................................       35,157         78,318
  Deferred..............................................................................       51,029         51,541
Separate account liabilities............................................................    1,505,990      1,021,745
Other liabilities.......................................................................      104,876        102,943
                                                                                           ----------     ----------
Total Liabilities.......................................................................    6,366,373      5,970,760
                                                                                           ----------     ----------
COMMITMENTS AND CONTINGENCIES -- NOTE 9
CAPITAL AND SURPLUS
Unassigned surplus......................................................................      746,567        665,028
Net unrealized appreciation on securities...............................................       10,710         30,301
                                                                                           ----------     ----------
Total Capital and Surplus...............................................................      757,277        695,329
                                                                                           ----------     ----------
Total Liabilities, Capital and Surplus..................................................   $7,123,650     $6,666,089
                                                                                           ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Consolidated Statements of Operations (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
  ------------------------------------------------------------------------------------------------------------------
                                                                                   1996          1995          1994
  ------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums.......................................................................  $ 235,615     $ 255,509     $ 276,377
Policy and contract charges....................................................     73,873        63,387        49,574
Net investment income..........................................................    333,938       336,827       319,928
Other income...................................................................     43,839        37,084        31,816
Realized gains (losses) on investments.........................................      7,873         3,691        (3,975)
                                                                                  --------      --------      --------
Total Revenues.................................................................    695,138       696,498       673,720
                                                                                  --------      --------      --------
BENEFITS AND EXPENSES
Policy and contract benefits...................................................    241,042       228,143       221,122
Change in future policyholder benefits.........................................    130,147       145,545       155,322
Commissions and operating expenses.............................................    171,398       168,449       172,221
Policyholder dividends.........................................................     65,184        64,943        66,139
                                                                                  --------      --------      --------
Total Benefits and Expenses....................................................    607,771       607,080       614,804
                                                                                  --------      --------      --------
Income Before Income Taxes.....................................................     87,367        89,418        58,916
Income tax expense (benefit):
  Current......................................................................     (6,613)       39,817        23,839
  Deferred.....................................................................     12,441          (725)       (1,960)
                                                                                  --------      --------      --------
Total Income Tax Expense.......................................................      5,828        39,092        21,879
                                                                                  --------      --------      --------
Net Income.....................................................................  $  81,539     $  50,326     $  37,037
                                                                                  ========      ========      ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Consolidated Statements of Capital and Surplus for the Years Ended December 31, 1996, 1995 and 1994 (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                                          NET
                                                                                       UNREALIZED
                                                                                      APPRECIATION         TOTAL
                                                                      UNASSIGNED     (DEPRECIATION)     CAPITAL AND
                                                                       SURPLUS       ON SECURITIES        SURPLUS
------------------------------------------------------------------------------------------------------------------
Balance at January 1, 1994........................................     $577,665         $ 37,103         $ 614,768
  Net income......................................................       37,037          --                 37,037
  Change in unrealized appreciation (depreciation)................       --              (69,192)          (69,192)
                                                                      -----------       --------        ----------
Balance at December 31, 1994......................................      614,702          (32,089)          582,613
  Net income......................................................       50,326          --                 50,326
  Change in unrealized appreciation (depreciation)................       --               62,390            62,390
                                                                      -----------       --------        ----------
Balance at December 31, 1995......................................      665,028           30,301           695,329
  Net income......................................................       81,539          --                 81,539
  Change in unrealized appreciation (depreciation)................       --              (19,591)          (19,591)
                                                                      -----------       --------        ----------
Balance at December 31, 1996......................................     $746,567         $ 10,710         $ 757,277
                                                                      ===========       ========        ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Consolidated Statements of Cash Flows (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                                     YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------
                                                                                1996          1995          1994
------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income................................................................  $  81,539     $  50,326     $  37,037
  Adjustments to reconcile net income to net cash provided by operating activities:
    Interest credited to variable universal life and investment products....    117,038       117,873       107,983
    Policy fees assessed on variable universal life and investment
      products..............................................................    (73,873)      (63,387)      (49,574)
    Amortization of deferred policy acquisition costs.......................     56,092        63,666        60,619
    Capitalization of deferred policy acquisition costs.....................   (119,031)     (100,480)     (100,361)
    Deferred Federal income taxes...........................................     12,441          (725)       (1,960)
    Depreciation and amortization expense...................................      5,292         6,088         6,556
    Realized (gains) losses on investments..................................     (7,873)       (3,691)        3,975
    Change in investment income due and accrued.............................        991         4,719        (2,981)
    Change in premiums due and deferred.....................................      2,757           903          (848)
    Change in reinsurance recoverable.......................................     14,173       (85,199)     (112,943)
    Change in policy liabilities and other policyholders' funds of
      traditional life products.............................................    (18,335)       86,570       159,056
    Change in other liabilities.............................................      1,933        (6,047)       14,784
    Change in current Federal income taxes payable..........................    (43,161)       13,934         3,028
    Other, net..............................................................     (6,819)       (4,747)        6,616
                                                                              ---------     ---------     ---------
        Net cash provided by operating activities...........................     23,164        79,803       130,987
                                                                              ---------     ---------     ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from sales of investments:
    Available for sale securities...........................................    285,514       249,231       271,792
    Equity securities.......................................................      8,147        11,170        36,345
    Real estate.............................................................     21,902        22,879        30,262
    Other invested assets...................................................      6,078         7,210        13,046
  Proceeds from maturities of investments:
    Held to maturity securities.............................................    109,582        84,601       104,240
    Available for sale securities...........................................    165,980       146,547       172,516
    Mortgage loans..........................................................    124,190       106,257        88,951
  Purchases of investments:
    Held to maturity securities.............................................    (76,730)      (71,937)     (145,802)
    Available for sale securities...........................................   (533,650)     (504,337)     (594,405)
    Equity securities.......................................................     (2,966)       (4,966)      (12,759)
    Mortgage loans..........................................................    (94,254)     (102,632)     (108,208)
    Real estate.............................................................    (11,449)      (13,172)       (8,011)
    Other invested assets...................................................       (127)       (3,976)       (6,174)
  Net withdrawals of separate account seed money............................      5,985            --            --
  Policy loans and premium notes, net.......................................      7,580        12,152        19,523
  Net sales (purchases) of short-term investments...........................     35,983       (22,365)       (4,790)
                                                                              ---------     ---------     ---------
        Net cash provided by (used in) investing activities.................     51,765       (83,338)     (143,474)
                                                                              ---------     ---------     ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Variable universal life and investment product deposits...................    668,437       578,441       568,635
  Variable universal life and investment product withdrawals................   (740,686)     (573,177)     (562,854)
                                                                              ---------     ---------     ---------
        Net cash (used in) provided by financing activities.................    (72,249)        5,264         5,781
                                                                              ---------     ---------     ---------
        Net change in cash..................................................      2,680         1,729        (6,706)
Cash, beginning of year.....................................................      2,871         1,142         7,848
                                                                              ---------     ---------     ---------
Cash, end of year...........................................................  $   5,551     $   2,871     $   1,142
                                                                              =========     =========     =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year for income taxes................................  $  36,329     $  24,109     $  17,370
                                                                              =========     =========     =========
  Foreclosure of mortgage loans.............................................  $   7,665     $  14,766     $   9,160
                                                                              =========     =========     =========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization

     Provident Mutual Life Insurance Company (Provident Mutual) is organized as a mutual life insurance company which conducts its business for the benefit of its policyholders.

     Provident Mutual's wholly-owned subsidiaries are Providentmutual Life and Annuity Company of America (PLACA), Provident Mutual International Life Insurance Company (PMILIC) and Providentmutual Holding Company (PHC) and, in aggregate, are defined as the "Company."

     The Company sells individual traditional and variable life insurance products, annuities, and a variety of pension products and maintains a block of direct response-marketed life and health insurance products. The Company distributes its products through a variety of distribution channels, principally career agents, personal producing general agents and brokers. The Company is licensed to operate in 50 states, which are responsible for product regulation. Sales in 11 states accounted for 73% of the Company's sales for the year ended December 31, 1996. For many of the life and annuity products, the insurance departments of the states in which the Company conducts business must approve products and policy forms in advance of sales. In addition, benefits are determined by statutes and regulations in each of these states.

     PLACA specializes primarily in the development and sale of various annuity products and sells certain traditional and variable life products, also sold by Provident Mutual, through a personal producing general agency sales force.

     PMILIC's business consists of life insurance assumed from Provident Mutual.

     PHC is a downstream holding company whose major subsidiary is Sigma American Corporation (Sigma). Sigma is a general partner in a joint venture that provides investment advisory, mutual fund distribution, trust and administrative services to a group of mutual funds and other parties.

     Effective November 1, 1994, Covenant Life Insurance Company (Covenant), a Pennsylvania mutual life insurance company, was merged into Provident Mutual. The transaction was accounted for similar to a pooling of interests, whereby the assets, liabilities and surplus of each company were combined at their respective book values. The Covenant policyholders became entitled to the same rights and privileges as Provident Mutual's policyholders. Costs of completing the merger were approximately $6.7 million, net of related income taxes. Covenant sold traditional and universal life insurance products and individual annuities primarily to the religious community.

  Basis of Presentation

     The consolidated financial statements include the accounts of Provident Mutual and its wholly-owned subsidiaries. Intercompany transactions have been eliminated.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Basis of Presentation -- continued
     As of January 1, 1996, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises for Certain Long-Duration Participating Contracts", an amendment to Financial Accounting Standards Board Interpretation 40 (FIN 40), "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises." The initial effect of applying this statement has been reported retroactively through restatement of previously issued financial statements presented herein for comparative purposes. SFAS 120 requires financial statements referred to as prepared in accordance with generally accepted accounting principles (GAAP) to apply to all applicable authoritative GAAP pronouncements. Prior to the adoption of SFAS 120, statutory financial statements were permitted to be referred to as being prepared in accordance with GAAP. The significant GAAP authoritative pronouncements requiring initial application were as follows:

     -- SFAS 60, "Accounting and Reporting by Insurance Enterprises,"

     -- SFAS 87, "Employers' Accounting for Pensions,"

     -- SFAS 97, "Accounting and Reporting by Insurance Enterprises for Certain
        Long Duration Contracts and for Realized Gains and Losses from the Sale of Investments,"

     -- SFAS 94, "Consolidation of All Majority-Owned Subsidiaries,"

     -- SFAS 106, "Employers Accounting for Postretirement Benefits Other Than
        Pensions,"

     -- SFAS 109, "Accounting for Income Taxes,"

     -- SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,"

     -- SFAS 114, "Accounting by Creditors for Impairment of a Loan,"

     -- Statement of Position (SOP) 95-1, "Accounting for Certain Insurance
        Activities of Mutual Life Insurance Enterprises,"

     -- SFAS 115, "Accounting for Certain Investments in Debt and Equity
        Securities" and

     -- SFAS 121, "Accounting for Impairment of Long-Lived Assets and Long-Lived
        Assets to be Disposed."

     The cumulative effective on policyholders' equity of adopting the above pronouncements primarily consists of the initial deferral of acquisition costs, the establishment of deferred taxes, the accrual of postretirement benefits, and the elimination of the statutory asset valuation reserve and the establishment of investment valuation allowances.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Basis of Presentation -- continued
     As a result of the change in accounting principles, net income as previously reported, has been restated as follows (in millions):

                                                                        1995       1994
    ====================================================================================
    Net income, as previously reported.............................    $ 41.9     $ 15.7
    Effect of changing to a different basis of accounting:
      Deferred acquisition costs...................................      36.8       39.7
      Net policyholder liabilities.................................     (32.2)     (17.7)
      Deferred income taxes........................................        .7        2.0
      Adjustment in valuation of investments.......................       8.5        2.9
      Merger of Covenant Life......................................      --         (8.9)
      Retirement benefits..........................................       3.6        1.6
      Termination of real estate lease.............................      (8.9)      --
      Other, net...................................................       (.1)       1.7
                                                                       ------     ------
    Net income, as adjusted........................................    $ 50.3     $ 37.0
                                                                       ======     ======


     As a result of the change in accounting principles, capital and surplus, as previously reported has been restated as follows (in millions):



    ------------------------------------------------------------------------------------
                                                                      1995        1994
    ------------------------------------------------------------------------------------
    Balance at beginning of year, as previously reported.........    $ 268.4     $ 208.0
    Add adjustment for the cumulative effect on prior years of applying retroactively the new basis of accounting:
      Deferred acquisition costs.................................      530.0       490.1
      Net policyholder liabilities...............................     (161.1)     (144.4)
      Deferred income taxes......................................      (34.0)      (38.6)
      Adjustment in valuation of investments.....................      (12.2)      (20.9)
      Asset valuation reserve....................................       44.9        43.7
      Merger of Covenant Life....................................      --           62.1
      Retirement benefits........................................      (21.8)      (25.4)
      Other, net.................................................         .5         3.1
                                                                      ------      ------
      Balance at beginning of year, as adjusted..................      614.7       577.7
      Net income.................................................       50.3        37.0
      Add adjustment for the cumulative effect on prior years of
         applying accounting change-securities...................      (32.1)       37.1
      Change in unrealized gains(losses) on investment
         securities..............................................       62.4       (69.2)
                                                                      ------      ------
      Balance at end of year.....................................    $ 695.3     $ 582.6
                                                                      ======      ======


     The Company prepares financial statements for filing with regulatory authorities which are prepared in conformity with the accounting practices prescribed or permitted by the Insurance Departments of the Commonwealth of Pennsylvania and the State of Delaware (SAP). Practices under SAP vary from GAAP

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Basis of Presentation -- continued
primarily with respect to the initial deferral of acquisition costs, the establishment of deferred taxes, the accrual of postretirement benefits, and the elimination of the statutory asset valuation reserve and the establishment of investment valuation allowances.

     Statutory net income was $39.9 million, $41.9 million and $15.7 million for the years ended December 31, 1996, 1995 and 1994, respectively. Statutory surplus was $343.1 million and $312.1 million as of December 31, 1996 and 1995, respectively.

     The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the report values of assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

     The Company is subject to interest rate risk to the extent its investment portfolio cash flow's are not matched to its insurance liabilities. Management believes it manages this risk through modeling of the cash flows under reasonable scenarios.

  Invested Assets

     Fixed maturity securities (bonds) which may be sold are designated as "available for sale" and are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in capital and surplus net of Federal income taxes and related amortization of deferred acquisition costs. Fixed maturity securities that the Company has the intent and ability to hold to maturity are designated as "held to maturity" and are reported at amortized cost.

     Equity securities (common stocks, redeemable preferred stocks and nonredeemable preferred stocks) are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in capital and surplus.

     Fixed maturity and equity securities that have experienced an other than temporary decline in value are written down to fair value by a charge to realized losses. This fair value becomes the new cost basis of the particular security.

     Mortgage loans are carried at unpaid principal balances, less impairment reserves. For mortgage loans considered impaired, a specific reserve is established. A general reserve is also established for probable losses arising from the portfolio but not attributable to specific loans. Mortgage loans are considered impaired when it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. When a mortgage loan has been determined to be impaired, a reserve is established for the difference between the unpaid principal of the mortgage loan and its fair value. Fair value is based on either the present value of expected future cash flows discounted

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Invested Assets -- continued
at the mortgage loan's effective interest rate or the fair value of the underlying collateral. The reserve is charged to realized capital losses.

     Policy loans and premium notes are reported at unpaid principal balances.

     Real estate investments and real estate occupied by the Company are carried at cost, less encumbrances and accumulated depreciation. Foreclosed real estate is carried at lower of cost or fair value less accumulated depreciation from the date of foreclosure. The straight-line method of depreciation is used for all real estate.

     Other invested assets consist primarily of real estate joint ventures carried on the equity basis and limited partnerships carried at the lower of cost or market value.

     Cash includes demand deposits and cash on hand.

     Short-term investments include money market funds, certificates of deposit and short-term investments whose maturities at the time of acquisition were one year or less. These investments are carried at amortized cost which approximates market value.

  Investment Valuation Reserves

     Investment valuation reserves have been provided for impairments of real estate, mortgage loans and other invested assets and totalled $26.5 million and $32.5 million at December 31, 1996 and 1995, respectively. Changes in the reserves are reflected as realized capital gains and losses.

  Benefit Reserves and Policyholder Contract Deposits

     Traditional Life Insurance Products

     Traditional life insurance products include those contracts with fixed and guaranteed premiums and benefits, and consist principally of whole life and term insurance policies, limited-payment life insurance policies and certain annuities with life contingencies. Most traditional life insurance policies are participating: in addition to guaranteed benefits, they pay dividends, as declared annually by the Company based on its experience.

     Reserves on traditional life insurance products are calculated by using the net level premium method. For participating traditional life insurance policies, the assumptions are based on mortality rates consistent with the cash values and investment rates consistent with the Company's dividend practices. For most such policies, reserves are based on the 1958 or 1980 Commissioners' Standard Ordinary (CSO) mortality table at interest rates ranging from 3.5% to 4.5%.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Benefit Reserves and Policyholder Contract Deposits -- continued
     Variable Life and Investment-Type Products

     Variable life products include fixed premium variable life and flexible premium variable universal life. Investment-type products consist primarily of guaranteed investment contracts (GICs) and single premium and flexible premium annuity contracts.

     Benefit reserves and policyholder contract deposits on these products are determined following the retrospective deposit method and consist of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

  Premiums, Charges and Benefits

     Traditional Life Insurance and Accident and Health Insurance Products

     Premiums for individual life policies are recognized when due; premiums for accident and health and all other policies are reported as earned proportionately over their policy terms.

     Benefit claims (including an estimated provision for claims incurred but not reported), benefit reserve changes, and expenses (except those deferred) are charged to income as incurred.

     Variable Life and Investment-Type Products

     Revenues for variable life and investment-type products consist of policy charges for the cost of insurance, policy initiation, administration and surrenders during the period. Expenses include interest credited to policy account balances and benefit payments made in excess of policy account balances. Many of these policies are variable life or variable annuity policies, in which investment performance credited to the account balance is based on the investment performance of separate accounts chosen by the policyholder. For other account balances, credited interest rates ranged from 4.28% to 9.46% in 1996.

     Deferred Policy Acquisition Costs

     The costs that vary with and are directly related to the production of new business, have been deferred to the extent deemed recoverable. Such costs include commissions and certain costs of underwriting, policy issue and marketing.

     Deferred policy acquisition costs on traditional participating life insurance policies are amortized in proportion to the present value of expected gross margins. Gross margins include margins from mortality, investments and expenses, net of policyholder dividends. Expected gross margins are redetermined regularly, based on actual experience and current assumptions of mortality, persis-

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Premiums, Charges and Benefits -- continued

     Deferred Policy Acquisition Costs -- continued

     tency, expenses, and investment experience. The average investment yield, before realized capital gains and losses, in the calculation of expected gross margins was 8.15% for 1996.

     Deferred policy acquisition costs for variable life and investment-type products are amortized in relation to the incident of expected gross profits, including realized investment gains and losses, over the expected life of the policies.

     The costs deferred during 1996, 1995 and 1994 were $119.0 million, $100.5 million, and $100.4 million, respectively. Amortization of deferred policy acquisition costs was $56.1 million, $63.7 million, and $60.6 million during 1996, 1995 and 1994, respectively.

  Capital Gains and Losses

     Realized capital gains and losses on sales of investments are based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. A realized capital loss is also recorded at the time a decline in the value of an investment is determined to be other than temporary.

  Policyholder Dividends

     As of December 31, 1996, approximately 98% of the Company's in force life insurance business was written on a participating basis. Dividends are earned by the policyholders ratably over the policy year. Dividends are included in the accompanying financial statements as a liability and as a charge to operations.

  Reinsurance

     Premiums, benefits and expenses are recorded net of experience refunds, reserve adjustments and amounts assumed from or ceded to reinsurers, including commission and expense allowances.

  Separate Accounts

     Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension and annuity contractholders, variable life insurance policyholders and several of the Company's retirement plans.

     Premiums received and the accumulated value portion of benefits paid are excluded from the amounts reported in the consolidated statements of operations. Fees charged on policyholder and contractholder account values are reported as revenues.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Separate Accounts -- continued
     The contractholders/policyholders bear the investment risk on separate account assets except in instances where the Company guarantees a fixed return. When the contractholder/policyholder bears the investment risk, separate account assets and liabilities are carried at fair value.

     For guaranteed contracts, the separate account assets and liabilities are carried at historical cost. The guaranteed contracts are maintained in a separate account for statutory purposes. Due to the guaranteed return, this separate account is included in the general account assets and liabilities for GAAP purposes.

  Federal Income Taxes

     Deferred income tax assets and liabilities have been recorded for temporary differences between the reported amounts of assets and liabilities in the accompanying financial statements and those in the Company's income tax returns.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

2. FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following table presents the fair values and carrying values of the Company's financial instruments at December 31, 1996 and 1995:

-----------------------------------------------------------------------------------------------
                                                  DECEMBER 31, 1996         DECEMBER 31, 1995

-----------------------------------------------------------------------------------------------
                                                  FAIR       CARRYING       FAIR       CARRYING
                                                 VALUE        VALUE        VALUE        VALUE
                                                    (IN MILLIONS)             (IN MILLIONS)
-----------------------------------------------------------------------------------------------
ASSETS
Fixed maturities:
  Available for sale........................    $2,564.9     $2,564.9     $2,560.2     $2,560.2
  Held to maturity..........................      $518.7       $510.9       $555.6       $544.0
Equity securities...........................       $23.8        $23.8        $28.2        $28.2
Commercial mortgage loans...................      $740.6       $708.2       $809.8       $746.8
Residential mortgage loans..................         $.9          $.8         $1.2         $1.1
LIABILITIES FOR INVESTMENT-TYPE INSURANCE
  CONTRACTS
Guaranteed interest contracts...............      $321.8       $316.9       $386.5       $374.9
Group annuities.............................    $1,101.8     $1,118.3     $1,005.0     $1,003.8
Supplementary contracts without life
  contingencies.............................       $31.4        $31.4        $31.1        $30.6
Individual annuities........................    $1,172.6     $1,225.5     $1,379.4     $1,420.1

     The underlying investment risk of the Company's variable life and variable annuity contracts is assumed by the holder. These reserve liabilities are primarily reported in the separate accounts. The liabilities in the separate accounts are recorded at amounts equal to the related assets at fair value.

     Fair values for the Company's insurance contracts other than investment-type contracts are not required to be disclosed under Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments". However, the estimated fair value and future cash flows of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The estimated fair value of all assets without a corresponding revaluation of all liabilities associated with insurance contracts can be misinterpreted.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

2. FAIR VALUE OF FINANCIAL INSTRUMENTS, CONTINUED
     The following notes summarize the major methods and assumptions used in estimating the fair values of financial instruments:

  Investment Securities

     Bonds, common stocks and preferred stocks are valued based upon quoted market prices, where available. If quoted market prices are not available, as in the case of private placements, fair values are based on quoted market prices of comparable instruments (see Note 3).

  Mortgage Loans

     Mortgage loans are valued using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. For mortgage loans classified as nonperforming, the fair value was set equal to the lesser of the unpaid principal balance or the market value of the underlying property.

  Policy Loans

     Policy loans are issued with either fixed or variable interest rates, depending upon the terms of the policies. For those loans with fixed interest rates, the interest rates range from 4% to 8%. For loans with variable interest rates, the interest rates are primarily adjusted quarterly based upon changes in a corporate bond index. Future cash flows of policy loans are uncertain and difficult to predict. As a result, management deems it impractical to calculate the fair value of policy loans.

  Guaranteed Interest Contracts

     The fair value of guaranteed interest contract liabilities is based upon discounted future cash flows. Contract account balances are accumulated to the maturity dates at the guaranteed rate of interest. Accumulated values are discounted using interest rates for which liabilities with similar durations could be sold. The statement value and fair value of the assets backing up the guaranteed interest contract liabilities were $319.4 million and $322.4 million, respectively, at December 31, 1996 and $378.5 million and $386.7 million, respectively, at December 31, 1995.

  Group Annuities

     The fair value of group annuities is primarily based upon termination value, which is calculated by applying contractual market value adjustments to the account balances. For those contracts not subject to market value adjustments at termination, book value represents fair value.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

2. FAIR VALUE OF FINANCIAL INSTRUMENTS, CONTINUED
  Individual Annuities and Supplementary Contracts

     The fair value of individual annuities and supplementary contracts without life contingencies is based primarily on surrender values. For those individual annuities and supplementary contracts that are not surrenderable, discounted future cash flows are used for calculating fair value.

  Policyholder Dividends and Coupon Accumulations

     The policyholders' dividend and coupon accumulation liabilities will ultimately be settled in cash, applied towards the payment of premiums, or left on deposit with the Company at interest. Management deems it impractical to calculate the fair value of these liabilities due to valuation difficulties involving the uncertainties of final settlement.

3. MARKETABLE SECURITIES

     The amortized cost, gross unrealized gains, gross unrealized losses and estimated fair value of investments in fixed maturity securities and equity securities as of December 31, 1996 and 1995 are as follows (in millions):

-----------------------------------------------------------------------------------------------------
                                                                  DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------
                                                                GROSS          GROSS        ESTIMATED
                                                AMORTIZED     UNREALIZED     UNREALIZED       FAIR
              AVAILABLE FOR SALE                  COST          GAINS          LOSSES         VALUE
-----------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies...  $    62.6       $  2.2         $   .4       $    64.4
Obligations of states and political
  subdivisions................................       79.5          2.4            1.1            80.8
Debt securities issued by foreign
  governments.................................       12.4           .1             .7            11.8
Corporate securities..........................    2,070.2         66.4           23.9         2,112.7
Mortgage-backed securities....................      288.7          8.5            2.0           295.2
                                                 --------        -----          -----        --------
     Subtotal -- fixed maturities.............    2,513.4         79.6           28.1         2,564.9
Equity securities.............................       27.8          4.5            8.5            23.8
                                                 --------        -----          -----        --------
          Total...............................  $ 2,541.2       $ 84.1         $ 36.6       $ 2,588.7
                                                 ========        =====          =====        ========

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED

-----------------------------------------------------------------------------------------------------
                                                                  DECEMBER 31, 1996

-----------------------------------------------------------------------------------------------------
                                                                GROSS          GROSS        ESTIMATED
                                                AMORTIZED     UNREALIZED     UNREALIZED       FAIR
               HELD TO MATURITY                   COST          GAINS          LOSSES         VALUE
-----------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies...     $ 17.6       $   .8           $ .1          $ 18.3
Obligations of states and political
  subdivisions................................       11.3           .3             .1            11.5
Debt securities issued by foreign
  governments.................................        6.8           .5          --                7.3
Corporate securities..........................      464.8         10.1            4.2           470.7
Mortgage-backed securities....................       10.4           .5          --               10.9
                                                   ------        -----           ----          ------
          Total...............................     $510.9       $ 12.2           $4.4          $518.7
                                                   ======        =====           ====          ======


-----------------------------------------------------------------------------------------------------
                                                                  DECEMBER 31, 1995

-----------------------------------------------------------------------------------------------------
                                                                GROSS          GROSS        ESTIMATED
                                                AMORTIZED     UNREALIZED     UNREALIZED       FAIR
              AVAILABLE FOR SALE                  COST          GAINS          LOSSES         VALUE
-----------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies...  $    93.0       $  5.4         $   .2       $    98.2
Obligations of states and political
  subdivisions................................       92.4          4.1             .5            96.0
Debt securities issued by foreign
  governments.................................       14.8           .5          --               15.3
Corporate securities..........................    1,954.0        123.1           12.2         2,064.9
Mortgage-backed securities....................      273.0         13.0             .2           285.8
                                                 --------        -----          -----        --------
     Subtotal -- fixed maturities.............    2,427.2        146.1           13.1         2,560.2
Equity securities.............................       32.6          1.9            6.3            28.2
                                                 --------        -----          -----        --------
          Total...............................  $ 2,459.8       $148.0         $ 19.4       $ 2,588.4
                                                 ========        =====          =====        ========

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED


-----------------------------------------------------------------------------------------------------
                                                                  DECEMBER 31, 1995

-----------------------------------------------------------------------------------------------------
                                                                GROSS          GROSS        ESTIMATED
                                                AMORTIZED     UNREALIZED     UNREALIZED       FAIR
               HELD TO MATURITY                   COST          GAINS          LOSSES         VALUE
-----------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies...   $  18.4        $   .6          $ .1         $  18.9
Obligations of states and political
  subdivisions................................      15.9            .3            .1            16.1
Debt securities issued by foreign
  governments.................................       7.3            .6         --                7.9
Corporate securities..........................     489.1          13.3           3.6           498.8
Mortgage-backed securities....................      13.3            .6         --               13.9
                                                --------         -----         -----        --------
          Total...............................   $ 544.0        $ 15.4          $3.8         $ 555.6
                                                ========         =====         =====        ========


     The amortized cost and estimated fair value of fixed maturity securities at December 31, 1996, by contractual maturity, are as follows (in millions):

    ----------------------------------------------------------------------------------------
                                                                    AMORTIZED     ESTIMATED
                          AVAILABLE FOR SALE                          COST        FAIR VALUE
    ----------------------------------------------------------------------------------------
    Due in one year or less.......................................  $    93.3      $    93.7
    Due after one year through five years.........................      604.0          618.3
    Due after five years through ten years........................      756.3          778.4
    Due after ten years...........................................    1,059.8        1,074.5
                                                                     --------       --------
              Total...............................................  $ 2,513.4      $ 2,564.9
                                                                     ========       ========

    ----------------------------------------------------------------------------------------
                                                                    AMORTIZED     ESTIMATED
                           HELD TO MATURITY                           COST        FAIR VALUE
    ----------------------------------------------------------------------------------------
    Due in one year or less.......................................     $ 15.0         $ 15.1
    Due after one year through five years.........................      134.0          135.9
    Due after five years through ten years........................      217.5          221.0
    Due after ten years...........................................      144.4          146.7
                                                                       ------         ------
              Total...............................................     $510.9         $518.7
                                                                       ======         ======

     Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are included based on their contractual maturity.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED
     Realized gains (losses) on investments for the years ended December 31, 1996, 1995 and 1994 are summarized as follows (in millions):

    --------------------------------------------------------------------------------------
                                                                 1996      1995      1994
    --------------------------------------------------------------------------------------
    Fixed maturities...........................................  $ 6.0     $ 2.0     $(6.7)
    Equity securities..........................................     .3        .7       8.6
    Mortgage loans.............................................   (1.4)       .2      (4.3)
    Real estate................................................    2.8       2.9       (.8)
    Policy loans and premium notes.............................     .9        .1        .2
    Other invested assets......................................    (.7)     (2.2)     (1.0)
                                                                 -----     -----     -----
                                                                 $ 7.9     $ 3.7     $(4.0)
                                                                 =====     =====     =====

     Net unrealized appreciation (depreciation) on available for sale securities as of December 31, 1996 and 1995 is summarized as follows (in millions):

    ------------------------------------------------------------------------------------
                                                                        1996       1995
    ------------------------------------------------------------------------------------
    Net unrealized appreciation (depreciation) before adjustments for
      the following:.................................................  $ 47.5     $128.6
      Amortization of deferred policy acquisition costs..............   (31.0)     (79.6)
      Deferred Federal income taxes..................................    (5.8)     (18.7)
                                                                       ------     ------
    Net unrealized appreciation (depreciation).......................  $ 10.7     $ 30.3
                                                                       ======     ======

     In late 1995, the Financial Accounting Standards Board issued "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities". This report permits a one-time reclassification of securities from held to maturity to available for sale. In response to this report, the Company transferred fixed income securities with a combined amortized cost of $172.3 million from the held to maturity portfolio to the available for sale portfolio. An additional transfer of fixed income securities with a combined cost of $24.2 million and an estimated fair value of $24.6 million was made from the available for sale portfolio to the held to maturity portfolio. The $.4 million difference between the amortized cost and the estimated fair value is being amortized to realized capital gains/losses over the remaining lives of the securities.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED
     Net investment income, by type of investment, is as follows for the years ending December 31, 1996, 1995 and 1994 (in millions):


    -------------------------------------------------------------------------------------
                                                               1996       1995      1994
    -------------------------------------------------------------------------------------
    Gross investment income:
    Fixed maturities:
      Available for sale...................................  $193.5     $194.1     $170.1
      Held to maturity.....................................    45.1       47.1       56.7
    Equity securities......................................     1.2        2.1        3.7
    Mortgage loans.........................................    69.0       72.2       74.8
    Real estate............................................    11.4       11.8       13.4
    Policy loans and premium notes.........................    23.4       24.0       24.4
    Other invested assets..................................     5.5        4.9        1.2
    Short-term investments.................................     3.8        2.0         .3
    Other, net.............................................      .5         .5         .8
                                                              -----      -----      -----
                                                              353.4      358.7      345.4
    Less: investment expenses..............................   (19.5)     (21.9)     (25.5)
                                                              -----      -----      -----
    Net investment income..................................  $333.9     $336.8     $319.9
                                                              =====      =====      =====


4. MORTGAGE LOANS

     Impaired mortgage loans and the related reserves are as follows at December 31, 1996 and 1995 (in millions):

    -------------------------------------------------------------------------------------
                                                                           1996     1995
    -------------------------------------------------------------------------------------
    Impaired mortgage loans.............................................  $65.5     $67.8
    Reserves............................................................   (7.2)     (8.7)
                                                                          -----     -----
    Net impaired mortgage loans.........................................  $58.3     $59.1
                                                                          =====     =====

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

4. MORTGAGE LOANS, CONTINUED
     A reconciliation of the reserve balance, including general reserves, for mortgage loans for 1996 and 1995 is as follows (in millions):

    -------------------------------------------------------------------------------------
                                                                          1996      1995
    -------------------------------------------------------------------------------------
    Balance at January 1................................................  $16.2     $23.5
    Losses charged, net of recoveries...................................    (.5)       .3
    Releases due to foreclosures........................................   (1.3)     (7.6)
                                                                          -----     -----
    Balance at December 31..............................................  $14.4     $16.2
                                                                          =====     =====

     The average recorded investment in impaired loans was $66.7 million and $80.0 million during 1996 and 1995, respectively. Interest income recognized on impaired loans during 1996, 1995 and 1994 was $6.9 million, $7.3 million and $7.1 million, respectively. All interest income on impaired mortgage loans was recognized on the cash basis.

5. REAL ESTATE

     Real estate holdings are as follows at December 31, 1996 and 1995 (in millions):

    ------------------------------------------------------------------------------------
                                                                        1996       1995
    ------------------------------------------------------------------------------------
    Occupied by the Company...........................................  $38.0     $ 29.4
    Foreclosed........................................................   31.1       42.1
    Investment........................................................    7.7       13.5
                                                                        -----     ------
                                                                         76.8       85.0
    Less: valuation reserves..........................................   (5.4)     (10.3)
                                                                        -----     ------
                                                                        $71.4     $ 74.7
                                                                        =====     ======

     Depreciation expense was $3.2 million, $4.7 million and $5.0 million for the years ended December 31, 1996, 1995 and 1994, respectively. Accumulated depreciation for real estate totalled $15.2 million and $15.4 million at December 31, 1996 and 1995, respectively.

6. BENEFIT PLANS

     The Company maintains a funded noncontributory defined benefit pension plan that covers substantially all of its employees and a funded noncontributory defined contribution plan that covers substantially all of its agents. The Company's funding policy is to contribute annually the maximum amount deductible for Federal income tax purposes.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

6. BENEFIT PLANS, CONTINUED
     The status of the funded defined benefit pension plan and the amounts recognized on the balance sheets as of December 31, 1996 and 1995 are as follows (in millions):

    ------------------------------------------------------------------------------------
                                                                        1996       1995
    ------------------------------------------------------------------------------------
    Actuarial present value of benefit obligations:
      Vested.........................................................  $ 72.7     $ 74.9
      Nonvested......................................................     2.7        2.7
                                                                        -----     ------
         Accumulated benefit obligation..............................    75.4       77.6
      Additional obligation for future salary increases..............    19.2       21.2
                                                                        -----     ------
         Projected benefit obligation................................    94.6       98.8
    Plan assets at fair value........................................   148.7      141.3
                                                                        -----     ------
      Plan assets in excess of projected benefit obligation..........    54.1       42.5
      Unrecognized transition asset..................................   (23.7)     (25.9)
      Unrecognized prior service cost................................      .5         .5
      Unrecognized net (gain) loss...................................   (16.4)      (4.7)
                                                                        -----     ------
         Prepaid pension cost........................................  $ 14.5     $ 12.4
                                                                        =====     ======

     The Company also sponsors several unfunded nonqualified defined benefit excess benefit, supplemental executive retirement and deferred compensation plans. The status of these unfunded defined benefit plans and the amounts recognized on the balance sheets as of December 31, 1996 and 1995 are as follows (in millions):

     -----------------------------------------------------------------------------------
                                                                         1996      1995
     -----------------------------------------------------------------------------------
     Actuarial present value of benefit obligations:
       Vested.........................................................  $  8.6     $ 8.3
       Nonvested......................................................     2.9       2.7
                                                                         -----     ------
          Accumulated benefit obligation..............................    11.5      11.0
       Additional obligation for future salary increases..............     5.2       5.9
                                                                         -----     ------
          Projected benefit obligation................................    16.7      16.9
       Unrecognized transition obligation.............................     4.2       4.6
       Unrecognized prior service cost................................     3.4       4.0
       Unrecognized net loss (gain)...................................     2.7       3.5
       Other net......................................................    (5.1)     (1.1)
                                                                         -----     ------
          Accrued pension cost........................................  $(11.5)    $(5.9)
                                                                         =====     ======

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

6. BENEFIT PLANS, CONTINUED
     The following assumptions were used to determine the projected benefit obligation at December 31, 1996 and 1995:


     ----------------------------------------------------------------------------------
                                                                          1996     1995
     ----------------------------------------------------------------------------------
     Discount rate......................................................  7.5%     7.0%
     Expected rate of return on assets..................................  8.0%     9.0%
     Rate of increase in salaries:
       Deferred compensation plan.......................................   N/A      N/A
       All other plans..................................................  5.5%     6.0%


     Net periodic pension (benefit) cost included the following components for the years ended December 31, 1996, 1995 and 1994 (in millions):

     ------------------------------------------------------------------------------------
                                                               1996       1995      1994
     ------------------------------------------------------------------------------------
     Service cost...........................................  $  4.0     $  4.2     $ 3.6
     Interest cost..........................................     6.9        8.0       7.0
     Expected return on assets..............................   (21.9)     (10.8)     (9.3)
     Net amortization (deferral)............................     7.3       (1.6)     (1.0)
                                                               -----     ------     -----
       Net pension (benefit) cost...........................  $ (3.7)    $  (.2)    $  .3
                                                               =====     ======     =====

     The Company provides a contributory defined contribution plan qualified under Section 401(k) of the Internal Revenue Code. The pension cost of the defined contribution plans was $2.6 million, $2.8 million and $3.1 million for the years ended December 31, 1996, 1995 and 1994, respectively.

     In addition, the Company provides certain health care and life insurance benefits (postretirement benefits) for retired employees. Substantially all of the Company's employees may become eligible for post-retirement benefits if they reach normal retirement age while still working for the Company.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

6. BENEFIT PLANS, CONTINUED
     The status of the postretirement benefit plans and the amounts recognized on the balance sheets as of December 31, 1996 and 1995 are as follows (in millions):

    ------------------------------------------------------------------------------------
                                                                        1996       1995
    ------------------------------------------------------------------------------------
    Accumulated postretirement benefit obligation:
      Retirees and surviving spouses.................................  $(28.2)    $(29.3)
      Fully eligible active employees................................    (1.1)      (1.1)
      Other active employees.........................................    (4.9)      (5.1)
                                                                       ------     ------
         Total.......................................................   (34.2)     (35.5)
    Plan assets at fair value........................................     7.9        7.3
      Accumulated postretirement benefit obligation in excess of plan
         assets......................................................   (26.3)     (28.2)
    Unrecognized amounts:
      Net gain.......................................................   (12.1)     (10.7)
      Prior service cost.............................................     (.4)       (.5)
                                                                       ------     ------
         Total.......................................................   (12.5)     (11.2)
                                                                       ------     ------
    Accrued postretirement benefit cost..............................  $(38.8)    $(39.4)
                                                                       ======     ======

     The following assumptions were used to determine the projected benefit obligation at December 31, 1996 and 1995:

    ------------------------------------------------------------------------------------
                                                                           1996     1995
    ------------------------------------------------------------------------------------
    Discount rate........................................................  7.0%     7.0%
    Expected rate of return on assets....................................  7.5%     7.5%
    Rate of increase in salaries.........................................  6.0%     6.0%

     Net periodic postretirement benefit cost included the following components for the years ended December 31, 1996 and 1995 (in millions):

    --------------------------------------------------------------------------------------
                                                                    1996     1995     1994
    --------------------------------------------------------------------------------------
    Service cost..................................................  $ .4     $ .4     $ .4
    Interest cost.................................................   2.4      2.6      2.5
    Expected return on assets.....................................   (.5)     (.5)     (.5)
    Net amortization and deferral.................................   (.4)     (.5)     (.3)
                                                                    ----     ----     ----
      Net periodic postretirement benefit cost....................  $1.9     $2.0     $2.1
                                                                    ====     ====     ====

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

6. BENEFIT PLANS, CONTINUED
     The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31, 1996 by $1.8 million and the estimated eligibility cost and interest cost components of net periodic postretirement benefit cost for 1996 by $.1 million.

     In January 1991, the Company established a retiree health account under the provisions of Section 401(h) of the Internal Revenue Code. In December 1996, the Company transferred $1.6 million of excess assets from the defined benefit pension plan to pay for 1996 qualified retiree health benefits. An additional transfer of excess assets in the amount of $1.6 million was made in December 1995 to pay for 1995 qualified retiree health benefits. In December 1994, excess assets totalling $1.6 million were transferred to pay for 1994 qualified retiree health benefits.

7. FEDERAL INCOME TAXES

     The Company files separate consolidated Federal income tax returns for its life insurance and non-insurance subsidiaries. Each tax provision is accrued on a separate company basis. The life company tax provisions include an equity tax.

     The provision for Federal income taxes from operations differs from the normal relationship of Federal income tax to pretax income as follows (in millions):

                                                                YEAR ENDED DECEMBER 31,
    -------------------------------------------------------------------------------------
                                                                1996      1995      1994
    -------------------------------------------------------------------------------------
    Federal income tax at statutory rate.....................  $ 30.6     $31.3     $20.6
      Current year equity tax................................     8.5       8.0       6.4
      True down of prior years' equity tax...................    (5.1)     --        (6.0)
      Tax settlement.........................................   (28.3)     --        --
      Other..................................................      .1       (.2)       .9
                                                                 ----     -----     -----
    Provision for Federal income tax from operations.........  $  5.8     $39.1     $21.9
                                                                 ====     =====     =====

     In 1996, the Company settled various tax issues with the IRS, including an issue relating to the tax treatment of certain traditional life insurance policy updates. As a result of the settlements, the 1996 Federal income tax expense in the Statement of Operations was decreased by approximately $28.3 million which includes $15.9 million of interest net of taxes.

     Deferred income tax assets and liabilities reflect the income tax effects of cumulative temporary differences between the reported values of assets and liabilities for financial statement purposes and

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

7. FEDERAL INCOME TAXES, CONTINUED
income tax return purposes. Components of the Company's net deferred income tax liability are as follows at December 31, 1996 and 1995 (in millions):

    ------------------------------------------------------------------------------------
                                                                        1996       1995
    ------------------------------------------------------------------------------------
    DEFERRED TAX LIABILITY
    Deferred policy acquisition costs................................  $186.5     $172.9
    Prepaid pension asset............................................     5.1        4.4
    Net unrealized gain on available for sale securities.............     5.8       18.7
                                                                       ------     ------
         Total deferred tax liability................................   197.4      196.0
                                                                       ------     ------
    DEFERRED TAX ASSET
    Reserves.........................................................   112.4      105.9
    Employee benefit accruals........................................    14.1       14.3
    Invested assets..................................................     4.3       10.2
    Policyholder dividends...........................................     7.9        8.0
    Deferred rent....................................................     2.8        3.0
    Other............................................................     4.9        3.1
                                                                       ------     ------
         Total deferred tax asset....................................   146.4      144.5
                                                                       ------     ------
    Net deferred tax liability.......................................  $ 51.0     $ 51.5
                                                                       ======     ======

     The Company's Federal income tax returns have been audited through 1992. All years through 1985 are closed. Years 1986 and 1987 have been audited and are closed with the exception of 2 issues for which claims for refund have been filed. Years 1988 through the present remain open. In the opinion of management, adequate provision has been made for the possible effect of potential assessments related to prior years' taxes.

8. REINSURANCE

     In the normal course of business, the Company assumes risks from and cedes certain parts of its risks with other insurance companies. The primary purposes of ceded reinsurance is to limit losses from large exposures. For life insurance, the Company retains no more than $1,500,000 on any single life. A portion on individual fixed rate annuity business is also reinsured.

     Reinsurance contracts do not relieve the Company of its obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, the Company would be liable for these obligations. The Company evaluates the financial condition of its reinsurers and limits its exposure to any one reinsurer.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

8. REINSURANCE, CONTINUED
     At December 31, 1996, there were $383.1 million of individual fixed annuity account values coinsured by the Company, or approximately 31.2% of total individual fixed annuity account values outstanding.

     The tables below highlight the amounts shown in the accompanying financial statements which are net of reinsurance activity (in millions):

-------------------------------------------------------------------------------------------------
                                                                          ASSUMED
                                               GROSS                     FROM OTHER        NET
                                              AMOUNT       CEDED TO      COMPANIES       AMOUNT
                                                             OTHER
                                                           COMPANIES
-------------------------------------------------------------------------------------------------
December 31, 1996:
Life insurance in force....................  $37,066.8     $6,559.3        $208.9       $30,716.4
                                             =========     ========        ======       =========
Premiums...................................  $   247.8     $   15.2        $  3.0       $   235.6
                                             =========     ========        ======       =========
Future policyholder benefits...............                $  530.3        $  5.1
                                                           ========        ======
December 31, 1995:
Life insurance in force....................  $24,910.6     $5,829.8        $230.0       $19,310.8
                                             =========     ========        ======       =========
Premiums...................................  $   267.3     $   12.7        $   .9       $   255.5
                                             =========     ========        ======       =========
Future policyholder benefits...............                $  544.5        $  5.3
                                                           ========        ======
December 31, 1994:
Life insurance in force....................  $24,276.4     $4,797.8        $247.5       $19,726.1
                                             =========     ========        ======       =========
Premiums...................................  $   288.5     $   13.4        $  1.3       $   276.4
                                             =========     ========        ======       =========
Future policyholder benefits...............                $  459.3        $ 13.4
                                                           ========        ======

9. COMMITMENTS AND CONTINGENCIES

  Leases

     The Company leases office space, data processing equipment and certain other equipment under operating leases expiring on various dates between 1997 and 2003. Most of the leases contain renewal and purchase options based on prevailing fair market values.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

9. COMMITMENTS AND CONTINGENCIES, CONTINUED
  Leases -- continued
     Future minimum rent payments required and related sublease rentals receivable under noncancelable operating leases in effect at December 31, 1996, and which have initial or remaining terms of one year or more, are summarized as follows (in millions):

    ----------------------------------------------------------------------------------------
                                                                RENTAL
                                                               PAYMENTS     SUBLEASE RENTALS
                                                                               RECEIVABLE
    ----------------------------------------------------------------------------------------
    YEAR ENDING DECEMBER 31:
      1997...................................................   $ 14.8            $2.1
      1998...................................................     11.9             2.0
      1999...................................................      5.5              .3
      2000...................................................      3.2              .1
      2001...................................................      1.6          --
      Thereafter.............................................      1.4          --
                                                                 -----            ----
                                                                $ 38.4            $4.5
                                                                 =====            ====

     Total related rent expense was $26.5 million, $17.6 million and $17.4 million in 1996, 1995 and 1994, respectively, which were net of sublease income of $.5 million in 1996 and $.3 million in each of 1995 and 1994.

     During 1995 the Company recorded a charge to operations for certain unused leased facilities in the amount of $8.9 million, net of anticipated sublease income.

  Financial Instruments With Off-Balance-Sheet Risk

     The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its borrowers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include investment commitments related to its interests in real estate and mortgage loans, financial guarantees of indebtedness, marketable securities lending and interest rate futures contracts. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the statements of financial condition.

     At December 31, 1996, the Company had outstanding mortgage loan, real estate and limited partnership commitments of approximately $20 million. The mortgage loan commitments, which expire through July 1997, totalled $16.1 million and were issued during 1996 at interest rates consistent with rates applicable on December 31, 1996. As a result, the fair value of these commitments approximates the face amount.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

9. COMMITMENTS AND CONTINGENCIES, CONTINUED
  Financial Instruments With Off-Balance-Sheet Risk -- continued
     The Company guarantees indebtedness of certain real estate partnerships of which it is an investor. Any estimated deficiencies between the amount of debt guaranteed and the partnerships' ability to service the debt is provided for in the asset valuation process through reserves.

     It is the Company's policy to use derivatives (exchange-traded or over-the-counter financial instruments whose value is based upon or derived from a specific underlying index or commodity) for the purpose of reducing exposure to interest rate fluctuations, and not for income generation or speculative purposes. Derivative options utilized by the Company are long and short positions on United States Treasury notes and bond futures and certain interest rate swaps.

     Derivatives are used for hedging existing bonds (including cash reserves) against adverse price or interest rate movements and for fixing liability costs at the time of product sales. The Company closed out hedge positions consisting of 162 treasury futures contracts with a dollar value of $17.3 million in 1996, 568 treasury futures contracts with a dollar value of $56.8 million in 1995, and 2,253 treasury futures contracts with a dollar value of $225.3 million in 1994. The approximate net (losses) gains generated from the hedge positions were $(.3) million for the year ended December 31, 1996, $(.1) million for the year ended December 31, 1995 and $1.1 million for the year ended December 31, 1994. There were 62 open hedge positions at December 31, 1996 with a value of $6.6 million and a maturity of March 1997. The Company uses interest rate swaps to synthetically convert a floating rate bond into a fixed rate bond and thereby match fixed rate liabilities. The Company had no swaps outstanding as of December 31, 1996.

     Periodically, the Company enters securities lending agreements to earn additional investment income on its securities. The borrower must provide cash collateral prior to or at the inception of the loan. For bonds, cash collateral totalling 105% of market value plus accrued interest is required. For equities, cash collateral totalling 105% of market value is required. There were no securities lending positions at December 31, 1996.

  Investment Portfolio Credit Risk

     Bonds

     The Company's bond investment portfolio is predominately comprised of investment grade securities. At December 31, 1996 and 1995, approximately $162.2 million and $148.4 million, respectively, in debt security investments (5.4% and 5.0%, respectively, of the total debt security portfolio) are considered "below investment grade". Securities are classified as "below investment grade" primarily by utilizing rating criteria established by independent bond rating agencies.

     Debt security investments with a carrying value at December 31, 1996 of $4.3 million were non-income producing for the year ended December 31, 1996.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements -- concluded


--------------------------------------------------------------------------------

9. COMITTMENTS AND CONTINGENCIES, CONTINUED

  Investment Portfolio Credit Risk -- continued


     Bonds -- continued


     The Company had debt security investments in the financial services industry at both December 31, 1996 and 1995 that exceeded 5% of total assets.

     Mortgage Loans

     The Company originates mortgage loans either directly or through mortgage correspondents and brokers throughout the country. Loans are primarily related to underlying real property investments in office and apartment buildings and retail/commercial and industrial facilities. Mortgage loans are collateralized by the related properties and such collateral generally approximates a minimum 133% of the original loan value at the time the loan is made.

     At December 31, 1996 and 1995, there were no delinquent mortgage loans (i.e., loans where payments on principal and/or interest are over 90 days past due).

     The Company had loans outstanding in Pennsylvania where principal balances in the aggregate exceeded 20% of the Company's surplus.

  Lines of Credit

     The Company has approximately $50 million of available unused lines of credit at December 31, 1996.

  Litigation and Unasserted Claims

     The Company is involved in various litigation, as both plaintiff and defendant, which has arisen in the ordinary course of business and as a result of the merger with Covenant which, in the opinion of management and legal counsel, will not have a material effect on the Company's financial position.

     Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, the outcome of the proceedings and assessments will not have a material adverse effect on the financial statements. Guaranty fund assessments totalled $1.6 million, $2.6 million and $2.5 million in 1996, 1995 and 1994, respectively. Of those amounts, $.9 million in 1996 and $1.8 million in each of 1995 and 1994 are creditable against future years' premium taxes.

                                    PART II

                               OTHER INFORMATION
                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Article VIII of PMLIC's By-Laws provides, in part:

          To the fullest extent permitted by law, the Company shall indemnify any present, former or future Director, officer, or employee of the Company or any person who may serve or has served at its request as officer or Director of another corporation of which the Company is a creditor or stockholder, against the reasonable expenses, including attorney's fees, necessarily incurred in connection with the defense of any action, suit or other proceeding to which any of them is made a party because of service as Director, officer or employee of the Company or such other corporation, or in connection with any appeal therein, and against any amounts paid by such Director, officer or employee in settlement of, or in satisfaction of a judgement or fine in, any such action or proceeding, except expenses incurred in defense of or amounts paid in connection with any action, suit or other proceeding in which such Director, officer or employee shall be adjudged to be liable for negligence or misconduct in the performance of his duty.


     Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                        REPRESENTATION OF REASONABLENESS



     Provident Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Provident Mutual Life Insurance Company.


                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

          The facing sheet.

          A reconciliation and tie-in of the information shown in the Prospectus with items of Form N-8B-2.


          The Prospectus consisting of 50 pages.


          The undertaking to file reports.

          Rule 484 undertaking.

          Representations pursuant to Rule 6e-3(T).

          The signatures.

     The following exhibits:

 1.A.  (1) (a)         Resolution adopted by the Board of Directors of PMLIC establishing the
                       Provident Mutual Variable Growth Separate Account, Provident Mutual
                       Variable Money Market Separate Account, Provident Mutual Variable Bond
                       Separate Account, Provident Mutual Variable Managed Separate Account, and
                       Provident Mutual Variable Zero Coupon Bond Separate Account1
           (b)         Resolution adopted by the Board of Directors of PMLIC establishing the
                       Provident Mutual Variable Aggressive Growth Separate Account2
           (c)         Resolution adopted by the Board of Directors of PMLIC establishing the
                       Provident Mutual Variable International Separate Account3
           (d)         Resolution adopted by the Board of Directors of PMLIC establishing the
                       Provident Mutual Variable Separate Account4
       (2)             None
       (3) (a) (i)     Underwriting Agreement5
               (ii)    Amendments to Underwriting Agreement2 and 3
               (iii)   Amendment to Underwriting Agreement4
           (b) (i)     Personal Producing General Agent's Agreement, Supplement and Commission
                       Schedule6
               (ii)    Personal Producing Agent's Agreement, Supplement and Commission Schedule6
               (iii)   Special Agent's Career Agreement and Supplement6
               (iv)    Special Agent's Agreement6

               (v)     Corporate Agent's Agreement and Supplement6
           (c) (i)     Commission Schedules -- See Exhibits 1.A.(3)(b)(i) and (ii) above6
               (ii)    Commission Schedules for Variable Life Insurance Products for Agents under
                       Special Agent's Career Agreement6
               (iii)   Commission Schedules for Variable Life Insurance Products for Agents under
                       Special Agent's Agreement6
               (iv)    Commission Schedule for Variable Life Insurance Products for Corporate
                       Agents with Special Agent's Career Agreement6
           (d)         Form of Selling Agreement between PML and Broker-Dealers6
       (4)             None
       (5) (a)         Individual Flexible Premium Adjustable Variable Life Insurance Policy [Form
                       C130 (return of premium with performance); Form C130(A) (return of premiums paid)]; Applications (forms A1 1.91 and A2 1.91); Disability Waiver Benefit
                       Rider (form C902); Change of Insured Rider (form C905); Policy Split Option
                       (form C615) and Agreement for Temporary Life Insurance of a Limited Amount
                       (form A35 12.90)7
           (b)         Description of Separate Accounts -- Form VLSA4
           (c)         Supplementary Application for Variable Life Insurance Policy -- Form A57
                       7.938
           (d)         Initial Allocation Schedule -- Form A58 7.934
       (6) (a)         Charter of PMLIC1
           (b)         By-Laws of PMLIC9
       (7)             None
       (8)             None
       (9) (a)         The form of Application is contained in the specimen copy of the Individual
                       Flexible Premium Adjustable Survivorship Variable Life Insurance Policy
                       (see Exhibit 1.A.(5)).
2.                     See Exhibit 1.A.(5)
3.A.                   Consent of M. Diane Koken, Esquire
  B.                   Consent of Sutherland, Asbill & Brennan, L.L.P.
4.                     None
5.                     Inapplicable
6.                     Consent of Scott V. Carney, FSA, MAAA
7.                     Consent of Coopers & Lybrand L.L.P., Independent Accountants
8.                     Memorandum on Issuance, Transfer and Redemption10
9.                     None
10.        (a)         Participation Agreement among Market Street Fund, Inc., Provident Mutual
                       Life Insurance Company of Philadelphia and PML Securities Company6
           (b)         Participation Agreement among Variable Insurance Products Fund II, Fidelity
                       Distributors Corporation and PMLIC4
           (c)         Participation Agreement among Variable Insurance Products Fund II, Fidelity
                       Distributors Corporation and PMLIC4
           (d)         Sales Agreement between Neuberger & Berman Advisers Management Trust and
                       PMLIC4

           (e)         Participation Agreement among The Alger American Fund, Provident Mutual
                       Life Insurance Company, Providentmutual Life and Annuity Company of America
                       and Fred Alger and Company Incorporated.
11.                    Sponsorship Agreement between PMLIC and MLPFS for Zero Coupon Trust11
27.                    Financial Data Schedule


---------------

   1 Incorporated herein by reference to the Registration Statement filed on Form S-6 on
     November 4, 1985, (File No. 33-1331).
   2 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration
     Statement filed on Form S-6 on March 2, 1989, (File No. 33-2625).
   3 Incorporated herein by reference to the Registration Statement filed on Form S-6 on
     August 7, 1991, (File No. 33-42133).
   4 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration
     Statement filed on Form S-6 on June 22, 1993, (File No. 33-2625).
   5 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration
     Statement filed on Form S-6 on April 16, 1986, (File No. 33-1331).
   6 Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration
     Statement filed on Form S-6 on May 1, 1991, (File No. 33-38463).
   7 Incorporated herein by reference to the Registration Statement filed on Form S-6 on
     December 7, 1992 (File No. 33-55470).
   8 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the
     Registration Statement filed on Form S-6 on June 21, 1993 (File No. 33-42133).
   9 Incorporated herein by reference to the Registration Statement filed on Form S-6 on
     December 7, 1989 (File No. 33-32478).
  10 Incorporated herein by reference to the Post-Effective Amendment No. 2 to the
     Registration Statement filed on Form S-6 on May 7, 1993 (File No. 33-55470).
  11 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration
     Statement filed on Form S-6 on June 20, 1986 (File No. 33-2625).

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, PROVIDENT MUTUAL LIFE INSURANCE COMPANY CERTIFIES THAT IT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND, HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BERWYN AND COMMONWEALTH OF PENNSYLVANIA ON THE 29TH DAY OF APRIL, 1997.


                                          PROVIDENT MUTUAL LIFE INSURANCE
                                          COMPANY


                                          By:       /s/  ROBERT W. KLOSS


                                            ------------------------------------

                                                      ROBERT W. KLOSS


                                                  Chief Executive Officer



Attest:    /s/  M. DIANE KOKEN


      --------------------------------

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


               SIGNATURES                                 TITLE                       DATE
----------------------------------------    ---------------------------------    ---------------
          /s/  ROBERT W. KLOSS              Chief Executive Officer               April 29, 1997
----------------------------------------      (Principal Executive Officer)
            ROBERT W. KLOSS
         /s/  MARY LYNN FINELLI             Executive Vice President and          April 29, 1997
----------------------------------------      Chief Financial Officer
           MARY LYNN FINELLI                  (Principal Financial Officer)

         /s/  LINDA M. SPRINGER             Vice President and Controller         April 29, 1997
----------------------------------------      (Principal Accounting Officer)
           LINDA M. SPRINGER

         /s/  DOROTHY M. BROWN              Director                              April 29, 1997
----------------------------------------
            DOROTHY M. BROWN

         /s/  ROBERT J. CASALE              Director                              April 29, 1997
----------------------------------------
            ROBERT J. CASALE

       /s/  NICHOLAS DEBENEDICTUS           Director                              April 29, 1997
----------------------------------------
         NICHOLAS DEBENEDICTUS

        /s/  PHILIP C. HERR, II             Director                              April 29, 1997
----------------------------------------
           PHILIP C. HERR, II

         /s/  J. RICHARD JONES              Director                              April 29, 1997
----------------------------------------
            J. RICHARD JONES

               SIGNATURES                                 TITLE                       DATE
----------------------------------------    ---------------------------------    ---------------

          /s/  JOHN A. MILLER               Director                              April 29, 1997
----------------------------------------
             JOHN A. MILLER

          /s/  JOHN P. NEAFSEY              Director                              April 29, 1997
----------------------------------------
            JOHN P. NEAFSEY

          /s/  CHARLES L. ORR               Director                              April 29, 1997
----------------------------------------
             CHARLES L. ORR

        /s/  WILLIAM A. POLLARD             Director                              April 29, 1997
----------------------------------------
           WILLIAM A. POLLARD

          /s/  DONALD A. SCOTT              Director                              April 29, 1997
----------------------------------------
            DONALD A. SCOTT

        /s/  JOHN J. F. SHERRERD            Director                              April 29, 1997
----------------------------------------
          JOHN J. F. SHERRERD

        /s/  HAROLD A. SORGENTI             Director                              April 29, 1997
----------------------------------------
           HAROLD A. SORGENTI

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Managed Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable International Separate Account and Provident Mutual Variable Separate Account certify that they meet all the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and, have duly caused this post-effective amendment to the Registration Statement under the Securities Act of 1933 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Berwyn and Commonwealth of Pennsylvania on the 29th day of April, 1997.


PROVIDENT MUTUAL VARIABLE GROWTH SEPARATE ACCOUNT
PROVIDENT MUTUAL VARIABLE MONEY MARKET SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE BOND SEPARATE ACCOUNT
PROVIDENT MUTUAL VARIABLE MANAGED SEPARATE ACCOUNT
PROVIDENT MUTUAL VARIABLE ZERO COUPON BOND SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE AGGRESSIVE GROWTH SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE INTERNATIONAL SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE SEPARATE ACCOUNT

                                                    (Registrant)

                                    By: PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                                                    (Depositor)


                                          By:       /s/  ROBERT W. KLOSS

                                            ------------------------------------

                                                      Robert W. Kloss


                                                  Chief Executive Officer



Attest:   /s/  M. DIANE KOKEN

--------------------------------------

                                 EXHIBIT INDEX



EXHIBITS                                                                                    PAGE
--------                                                                                    ----
 3.A.       Consent of M. Diane Koken, Esquire
   B.       Consent of Sutherland, Asbill & Brennan, L.L.P.
 6.         Consent of Scott V. Carney, FSA, MAAA
 7.         Consent of Coopers & Lybrand L.L.P., Independent Accountants
27.         Financial Data Schedule